
                                                                   Exhibit 10.38
                                                                   -------------



                              LEASE AND AGREEMENT

                                by and between

                             Hollywood Park, Inc.

                            a Delaware corporation

                                 as "Landlord"

                      and Century Gaming Management, Inc.

                           a California corporation

                                  as "Tenant"




                           Dated: September 10, 1999
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DEFINITIONS...........................................................................     II

ARTICLE 1.  TRANSFER OF GAMING ASSETS AND LIABILITIES AND WORKING CAPITAL.............     IV

     1.01   Definitions...............................................................     iv

     1.02   Transfer of Gaming Assets and Liabilities; Transfer of Working Capital....      v

            (a)  Gaming Assets and Liabilities........................................      v

            (b)  Working Capital......................................................      v

            (c)  Working Capital Exclusions...........................................     vi

     1.03   Assignment of Contracts...................................................   viii

     1.04   Assumption of Liabilities.................................................   viii

            (a)  Assumed Liabilities..................................................   viii

            (b)  Excluded Liabilities.................................................   viii

     1.05   Closing...................................................................     ix

     1.06   Deliveries at Closing.....................................................     ix

            (a)  Deliveries by Landlord to Tenant.....................................     ix

            (b)  Deliveries by Tenant to Landlord.....................................     xi

            (c)  Taxes................................................................     xi

     1.07   Covenants of Landlord.....................................................     xi

            (a)  Ordinary Course......................................................     xi

            (b)  Preservation of Goodwill.............................................     xi

            (c)  Assigned Contracts...................................................     xi

            (d)  Employment Contracts.................................................    xii

            (e)  Collective Bargaining Agreements.....................................    xii

     1.08   Additional Covenants......................................................    xii
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                                    -lviii-
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            (a)  Access.................................................    xii

            (b)  Governmental Approvals and Consents....................    xii

            (c)  Best Efforts...........................................   xiii

            (d)  Additional Deliveries; Further Assurances..............   xiii

            (e)  Access to Records......................................   xiii

     1.09   Conditions Precedent........................................   xiii

            (a)  Conditions Precedent to Obligations of Tenant..........   xiii

            (b)  Conditions Precedent to Obligations of Landlord........    xiv

            (c)  Frustration of Closing Conditions......................     xv

     1.10   Termination.................................................     xv

            (a)  Grounds for Termination................................     xv

            (b)  Automatic Termination..................................     xv

            (c)  Effects of Termination.................................     xv

     1.11   Employment Matters..........................................     xv

            (a)  Offers of Employment...................................     xv

            (b)  Termination of Employees; Retention of Liabilities.....    xvi

            (c)  Employment Terms; 401(k) Plan..........................    xvi

            (d)  Union Employees........................................    xvi

            (e)  Personnel Records......................................   xvii

            (f)  Employee Uniform Deposits..............................   xvii

            (g)  Payment of Accrued Wages and Expenses..................   xvii

            (h)  Revenue Procedure 96-60................................   xvii

     1.12   Safe Deposit Boxes..........................................  xviii

     1.13   Baggage, Coats, Other Customer Property.....................  xviii

     1.14   Valet Parking...............................................  xviii
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                                     -lix-
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     1.15   Player Bank Deposits................................   xviii

     1.16   Intellectual Property Rights........................     xix

     1.17   Reversion Time......................................     xix

            (a)  Reversion of Gaming Assets and Liabilities.....     xix

            (b)  Reversion of Working Capital...................     xix

            (c)  Re-Assignment of the Assigned Contracts........      xx

            (d)  Assumption of Assumed Liabilities..............      xx

            (e)  Employment Matters.............................      xx

            (f)  General........................................      xx

     1.18   Miscellaneous.......................................     xxi

            (a)  Bulk Transfer Laws.............................     xxi

            (b)  Assignability..................................     xxi

ARTICLE 2.  LEASE OF PREMISES...................................     XXI

     2.01   Premises............................................     xxi

            (a)  Premises.......................................     xxi

            (b)  Common Areas...................................     xxi

            (c)  Parimutuel Space...............................    xxii

            (d)  Computers and Hard Drives......................    xxii

ARTICLE 3.  TERM; POSSESSION; ACCEPTANCE........................    XXII

     3.01   Term................................................    xxii

     3.02   Extension...........................................   xxiii

ARTICLE 4.  RENT................................................   XXIII

     4.01   Rent................................................   xxiii

     4.02   Base Rent...........................................   xxiii

     4.03   Common Area Charges.................................   xxiii
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                                     -lx-
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     4.04   Additional Rent; Rent Defined......................................      xxiv

     4.05   Interest on Late Payments..........................................       xxv

ARTICLE 5.  CHURCHILL DOWNS LEASE..............................................       XXV

     5.01   Effect of Churchill Downs Lease....................................       xxv

ARTICLE 6.  RECORDS AND ACCOUNTING.............................................      XXVI

     6.01   Records............................................................      xxvi

     6.02   Monthly Reports....................................................      xxvi

     6.03   Audited Financial Statements.......................................     xxvii

     6.04   Landlord's Right to Audit..........................................     xxvii

     6.05   Original Records...................................................     xxvii

ARTICLE 7.  USE OF PREMISES....................................................    XXVIII

     7.01   Specific Use of Premises...........................................    xxviii

     7.02   Conduct of Business................................................    xxviii

     7.03   Compliance with Laws...............................................    xxviii

     7.04   Independent Business...............................................      xxix

ARTICLE 8.  MAINTENANCE, REPAIRS AND ALTERATIONS...............................      XXIX

     8.01   By Tenant..........................................................      xxix

     8.02   By Landlord........................................................      xxix

     8.03   Manner of Repairs..................................................       xxx

     8.04   Right to Make Repairs..............................................       xxx

     8.05   Alterations; Improvements; Additions...............................       xxx

     8.06   Ownership of Improvements, Fixtures, Furnishings and Equipment.....      xxxi

     8.07   Mechanic's Liens...................................................     xxxii

ARTICLE 9.  DAMAGE AND DESTRUCTION.............................................     XXXII

     9.01   Definitions........................................................     xxxii
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                                     -lxi-
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     9.02     Insured Casualty........................................    xxxiii

     9.03     Uninsured Casualty......................................    xxxiii

     9.04     Termination of Lease....................................    xxxiii

     9.05     Abatement of Rent.......................................     xxxiv

     9.06     Casualty Near End of Term...............................     xxxiv

     9.07     Waiver..................................................      xxxv

ARTICLE 10.   INSURANCE, EXONERATION AND INDEMNITY....................      XXXV

     10.01    Liability Insurance.....................................      xxxv

     10.02    Property Insurance......................................      xxxv

              (a)   Building and Improvements.........................      xxxv

              (b)   Rental Value......................................     xxxvi

              (c)   Tenant's Reimbursement Obligations................     xxxvi

     10.03    Tenant's Property Insurance.............................     xxxvi

     10.04    Landlord's Insurance....................................     xxxvi

     10.05    Insurance Policies......................................     xxxvi

     10.06    Waiver of Subrogation...................................    xxxvii

     10.07    Exoneration and Indemnity...............................   xxxviii

     10.08    Cooperation in Third-Party Litigation...................   xxxviii

ARTICLE 11.   ASSIGNMENT, SUBLETTING, HYPOTHECATION...................     XXXIX

     11.01    Consent Required........................................     xxxix

     11.02    Indirect Transfers......................................     xxxix

     11.03    Obligations of Transferees and Subtenants...............        xl

     11.04    Continued Liability; No Waiver..........................        xl

     11.05    Transfer of Landlord's Interest.........................        xl

     11.06    Limitation on Landlord's Interest as to Transferees.....       xli

                                    -lxii-
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ARTICLE 12.   EMINENT DOMAIN................................................     XLI

     12.01    Effect on Lease...............................................     xli

     12.02    Award.........................................................    xlii

     12.03    Rebuilding....................................................    xlii

ARTICLE 13.   TENANT'S BREACH; LANDLORD'S REMEDIES..........................    XLII

     13.01    Tenant's Breach...............................................    xlii

     13.02    Landlord's Remedies...........................................   xliii

     13.03    Right to Cure Tenant's Default................................     xlv

     13.04    Landlord's Remedies Not Exclusive.............................     xlv

     13.05    Receipt of Rents..............................................     xlv

ARTICLE 14.   LANDLORD'S DEFAULT; TENANT'S REMEDIES.........................     XLV

     14.01    Landlord's Default............................................     xlv

     14.02    Tenant's Remedies.............................................    xlvi

     14.03    Tenant's Remedies Not Exclusive...............................    xlvi

     14.04    Payment of Rents..............................................    xlvi

ARTICLE 15.   HAZARDOUS SUBSTANCES..........................................    XLVI

     15.01    Tenant's Obligations..........................................    xlvi

     15.02    Notice of Release or Investigation............................   xlvii

     15.03    Definition of "Hazardous Substance"...........................   xlvii

ARTICLE 16.   MORTGAGE OF LANDLORD'S INTEREST...............................  XLVIII

     16.01    Subordination.................................................  xlviii

     16.02    Tenant's Obligations With Respect to Landlord's Mortgage......  xlviii

     16.03    Definition of Landlord's Mortgage and Landlord's Mortgagee....  xlviii

ARTICLE 17.   TAXES AND OTHER CHARGES.......................................  XLVIII

     17.01    Payment of Taxes..............................................  xlviii
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                                    -lxiii-
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     17.02    Tenant's Obligations.................................   xlviii

     17.03    Right to Contest.....................................     xlix

ARTICLE 18.   UTILITY AND OTHER SERVICES...........................     XLIX

     18.01    Utility Charges......................................     xlix

     18.02    Compliance With Governmental Regulations.............     xlix

     18.03    Security; Landlord Nonresponsibility; Indemnity......        l

ARTICLE 19.   GENERAL PROVISIONS...................................        L

     19.01    Estoppel Certificates................................        l

     19.02    Landlord's Right of Entry............................       li

     19.03    Waiver...............................................       li

     19.04    Surrender of Premises; Holding Over..................       li

     19.05    Notices..............................................      lii

     19.06    Partial Invalidity; Construction.....................     liii

     19.07    Captions.............................................     liii

     19.08    Readerboard Signs....................................     liii

     19.09    Signage..............................................      liv

     19.10    Brokers' Commissions.................................      liv

     19.11    Attorneys' Fees......................................      liv

     19.12    Counterparts.........................................      liv

     19.13    Sole Agreement.......................................      liv

     19.14    Successors and Assigns...............................       lv

     19.15    Time is of the Essence...............................       lv

     19.16    Survival of Covenants................................       lv

     19.17    Landlord's Consent or Approval.......................       lv

     19.18    Entire Agreement; Amendments.........................      lvi
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                                    -lxiv-
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     19.19    Agreement Negotiated.................................      lvi

     19.20    Joint and Several Obligations........................      lvi

     19.21    No Offer.............................................      lvi

     19.22    Corporate Resolution.................................      lvi

                                     -lxv-

                              LEASE AND AGREEMENT

     This LEASE AND AGREEMENT ("Lease") is made and entered into this 10th day of September, 1999, by and between HOLLYWOOD PARK, INC., a Delaware corporation, hereinafter called "Landlord", and CENTURY GAMING MANAGEMENT, INC., a California corporation, hereinafter called "Tenant".

                                   RECITALS

     A. Landlord is currently the owner of certain real property in Inglewood, California more particularly described on Exhibit A attached hereto
                                          ---------
("Property"). Landlord operates the "Hollywood Park-Casino" ("Casino") located on a portion of said property more specifically described on Exhibit B attached
                                                             ---------
hereto ("Premises"), and the Hollywood Park Racetrack ("Racetrack").

     B. In connection with that certain Asset Purchase Agreement, between Landlord and CHURCHILL DOWNS INCORPORATED ("CDI"), dated as of May 5, 1999 (the "Asset Purchase Agreement"), Landlord has agreed to sell to CDI certain of its assets, including the improvements in which the Casino Business (as defined herein) is operated and, upon the consummation of such sale, CHURCHILL DOWNS CALIFORNIA COMPANY ("CDC"), a wholly owned subsidiary of CDI, and Landlord will concurrently enter into that certain Lease, substantially in the form attached as Exhibit C hereto (the "CDC Lease") pursuant to which CDC will lease to
   ---------
Landlord said improvements.

     C. Landlord is the owner of certain assets and rights more particularly described in Article 1 hereof used by it in the operation of the Casino Business, which assets are not being sold to CDI.

     D. Landlord has decided in the ordinary course of business to cease its operation of the Casino Business.

     E. Landlord and Tenant desire to enter into this Lease whereby Tenant will lease the Premises from Landlord and assume operation of the Casino Business.

     F. In connection with Tenant's operation of the Casino Business pursuant to this Lease, Landlord desires to transfer certain gaming assets and liabilities, working capital, assets and rights, and Tenant desires to assume certain liabilities, all as more particularly described in Article 1 hereof, on the terms and conditions set forth therein.

     FOR AND IN CONSIDERATION of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                  DEFINITIONS

     The following terms shall have the following meanings when used in this
Lease:

     "Additional Rent" shall have the meaning set forth in Section 4.04(a).

     "Affiliate" shall have the meaning set forth in Section 1.01.

     "Agreed Rate" shall have the meaning set forth in Section 4.05.

     "Alterations" shall have the meaning set forth in Section 8.05(c).

     "Applicable Laws" shall have the meaning set forth in Section 7.03.

     "Asset Purchase Agreement" shall have the meaning set forth in Recitals.

     "Base Rent" shall have the meaning set forth in Section 4.02.

     "Building Systems" shall have the meaning set forth in Section 8.01.

     "Casino" shall have the meaning set forth in Recitals.

     "Casino Business" shall have the meaning set forth in Section 1.01.

     "CDC" shall have the meaning set forth in Recitals.

     "CDC Lease" shall have the meaning set forth in Recitals.

     "Commencement Date" shall have the meaning set forth in Section 1.05.

     "Common Areas" shall have the meaning set forth in Section 2.01(b).

     "Common Area Charges" shall have the meaning set forth in Section 4.03(a).

     "Condemnation" shall have the meaning set forth in Section 12.01.

     "Cure Time" shall have the meaning set forth in Section 5.01(c).

     "Environmental Laws" shall have the meaning set forth in Section 15.01.

     "Event of Default" shall have the meaning set forth in Section 13.01.

     "Expenses" shall have the meaning set forth in Section 6.01.

     "Hazardous Substances" shall have the meaning set forth in Section 15.03.

     "HVAC Systems" shall have the meaning set forth in Section 8.01.

     "Improvements" shall have the meaning set forth in Section 8.05(a).

     "Insured Casualty" shall have the meaning set forth in Section 9.01(a).

     "Insuring Party" shall have the meaning set forth in Section 10.05.

     "Landlord" shall have the meaning set forth in Recitals.

     "Landlord's Mortgage" shall have the meaning set forth in Section 16.03.

     "Landlord's Mortgagee" shall have the meaning set forth in Section 16.03

     "Landlord's Repair Estimate Time" shall have the meaning set forth in
Section 9.04.

     "Lease" shall have the meaning set forth in the first paragraph above.

     "Mortgagee of Landlord" shall have the meaning set forth in Section 16.03.

     "Non-Insuring Party" shall have the meaning set forth in Section 10.05.

     "Notice" shall have the meaning set forth in Section 3.03(a)(2).

     "Original Racetrack" shall have the meaning set forth in Section 6.05.

     "PCBs" shall have the meaning set forth in Section 15.03.

     "Premises" shall have the meaning set forth in Recitals.

     "Property" shall have the meaning set forth in Recitals.

     "Racetrack" shall have the meaning set forth in Recitals.

     "Readerboard Signs" shall have the meaning set forth in Section 19.08.

     "Rent" shall have the meaning set forth in Section 4.04(b).

     "Reimbursable Insurance Costs" shall have the meaning set forth in Section 10.02(c).

     "Sublease" shall have the meaning set forth in Section 11.03(b).

     "Subletting" shall have the meaning set forth in Section 11.01.

     "Subtenant" shall have the meaning set forth in Section 11.01.

     "Tenant" shall have the meaning set forth in Recitals.

     "Term" shall have the meaning set forth in Section 3.01.

     "Threshold Amount" shall have the meaning set forth in Section 9.01(c).

     "Transfer" shall have the meaning set forth in Section 11.01.

     "Transfer Time" shall have the meaning set forth in Section 1.01.

     "Transferee" shall have the meaning set forth in Section 11.03(a).

     "Uninsured Casualty" shall have the meaning set forth in Section 9.01(b).


                                  ARTICLE 1.
         TRANSFER OF GAMING ASSETS AND LIABILITIES AND WORKING CAPITAL
         -------------------------------------------------------------

     1.01  Definitions
           -----------

     The following terms shall have the following meanings when used in this
Article 1:

     "Affiliate" shall mean, with respect to any Person, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with such other Person, through the ownership of all or part of any Person.

     "Casino Business" shall mean the operation of the Hollywood Park-Casino, including the restaurants, dining rooms, lounges, offices, lobbies, restrooms, health club, entertainment facilities, banquet facilities, gift shop and other facilities located within the Premises.

     "Contract" shall mean any contract, agreement, option, lease, license, sales order, purchase order or other legally binding commitment, whether written or oral pertaining to the operation of the Casino Business.

     "Gaming Authorities" shall mean the California Gambling Control Commission and any other state, county or other governmental authority having responsibility for, jurisdiction over, or regulatory authority, oversight or supervisory responsibilities in respect of, any gaming related business operated or contemplated to be operated at or in connection with the Hollywood Park-Casino.

     "Licenses" shall mean, collectively, all governmental permits, franchises, licenses and approvals relating to the assets and rights being transferred pursuant to this Article 1 or any portion thereof or the use, occupancy and operations of the Casino Business, including all gaming permits and licenses, certificates of occupancy, certificates of compliance, food handlers permits, liquor licenses, any certificates of unofficial bodies, such as the National Fire Prevention Association and such other certificates as may be required or customary in the jurisdiction where the assets are located or which pertain thereto.

     "Person" means an individual, corporation, partnership, limited liability company, association, trust, estate or other entity or organization.

     "Transfer Time" shall mean 4:00 a.m. on the Commencement Date (as defined herein).

     1.02 Transfer of Gaming Assets and Liabilities; Transfer of Working Capital
          ----------------------------------------------------------------------

     (a)  Gaming Assets and Liabilities.  Subject to the terms and conditions of
          -----------------------------
this Lease, Landlord will deliver to Tenant at the Transfer Time the gaming assets and liabilities listed below (the "Gaming Assets and Liabilities"), subject to Tenant's assumption of the liabilities included therein and subject to Tenant's obligation to deliver to Landlord at the Reversion Time (as defined herein) the Gaming Assets and Liabilities in existence at the Reversion Time as described in Section 1.17 hereof. In furtherance of the foregoing, at the Transfer Time, Landlord will transfer, assign and deliver to Landlord, and Tenant will acquire and assume from Landlord, the following Gaming Assets and Liabilities as the same shall exist at the Transfer Time:

          (1)  Cash. Cash or immediately available funds in an amount equal to
               ----
the sum of (a)(i) the Unredeemed Chip Liability (as defined below) at the Transfer Time minus (ii) the amount of Gaming Receivables (as defined and valued
              -----
below) at the Transfer Time plus (b) the aggregate amount of the balances, as of
                            ----
the Transfer Time, of all accounts into which customers have deposited funds held by Landlord ("Player Bank Deposits"). The amount of such cash or immediately available funds shall be referred to as "Cash."

          (2)  Gaming Receivables.  All outstanding markers and returned checks
               ------------------
generated in the Casino Business (collectively, "Gaming Receivables") accruing or arising through the Transfer Time. The markers in the aggregate shall be valued at 75% of face value. Returned checks in the aggregate shall be valued at 55% of face value.

          (3)  Unredeemed Chip Liability.  Tenant shall assume the liability for
               -------------------------
all unredeemed Casino gaming chips and tokens in circulation, whether relating to the operation of the Casino Business before, at or after the Transfer Time (the "Unredeemed Chip Liability"), which are presented by patrons of the Casino for payment within the applicable time periods for legal redemption.

Landlord and Tenant shall determine the amount of the Gaming Assets and Liabilities to be transferred at and as of the Transfer Time as follows. In connection with the Closing, Landlord and Tenant shall prepare a joint statement, signed by representatives of Landlord and Tenant, setting forth as of the Transfer Time the dollar value of each component of the Gaming Assets and Liabilities (the "Gaming Assets and Liabilities Allocation Statement").

     (b)  Working Capital.  Subject to the terms and conditions of this Lease,
          ---------------
Landlord will make available to Tenant during the term of this Lease certain items of working capital described below (the "Working Capital"), subject to Tenant's obligation to return to Landlord at the Reversion Time an equal amount of Working Capital as described in Section 1.17 hereof. In furtherance of the foregoing, at the Transfer Time, Landlord will transfer, assign and deliver to Tenant, and Tenant will acquire and assume from Landlord, the following items of Working Capital as the same shall exist at the Transfer Time:

          (1)  Inventory.  All non-alcoholic beverages, foodstuff and other
               ---------
consumable or perishable items and merchandise (other than Supplies) intended for sale or resale or for use in connection with such sale or resale, to the extent owned or held by

Landlord for consumption or use on the Premises, including, without limitation,
(i) food and non-alcoholic beverages in unbroken packages, (ii) raw and uncooked food, unopened non-alcoholic beverages and other salable merchandise and (iii) merchandise for sale in the gift shop (collectively, "Inventory"), purchased by Landlord in the ordinary course of business and then located on the Premises. Inventory shall be valued at cost on a FIFO basis.

          (2)  Prepaid Expenses.  Prepaid deposits with utilities with respect
               ----------------
to the Premises, security deposits and any other prepaid taxes, rent and other expenses ("Prepaid Expenses").

          (3)  Supplies.  All cleaning, maintenance, office and other supplies,
               --------
and paper napkins and other disposables, to the extent owned or held by Landlord for use in the Premises, including reserve stocks of operating supplies not in use, and then located on the Premises which have been accounted for as an expense when acquired on the books and records of Landlord ("Supplies").

Landlord and Tenant shall determine the amount of Working Capital to be transferred at and as of the Transfer Time as follows. In connection with the Closing, Landlord and Tenant shall prepare a joint statement, signed by representatives of Landlord and Tenant, setting forth as of the Transfer Time the dollar value of each component of Working Capital (the "Working Capital Allocation Statement"). The aggregate dollar value of the Working Capital transferred from Landlord to Tenant at the Transfer Time (the "Working Capital Amount") shall be the sum of Inventory transferred plus Prepaid Expenses.
                                                   ----
Supplies transferred shall not be included in such calculation.

     (c)  Working Capital Exclusions.  Notwithstanding anything to the contrary
          --------------------------
contained herein, no rights, interests or assets of Landlord, except those specifically listed in Sections 1.02(a) and (b), shall be transferred or deemed transferred hereby (collectively, the "Working Capital Exclusions"). Without limiting the generality of the foregoing, the following assets and properties of Landlord shall be Working Capital Exclusions and shall remain the sole and exclusive property of Landlord:

          (1)  Cash, Cash Equivalents and Working Capital.  All working capital,
               ------------------------------------------
cash on hand and cash equivalents of Landlord (whether or not relating to the Casino Business and including, without limitation, bank accounts and temporary cash investments), inventory and accounts receivable, other than Cash and Gaming Receivables transferred as Gaming Assets and Liabilities at the Transfer Time and Inventory transferred as Working Capital at the Transfer Time;

          (2)  Refund Claims.  Rights to or claims for refunds of taxes and
               -------------
other governmental charges to the extent attributable to any time or periods ending at or prior to the Transfer Time and the benefit of net operating loss carry-forwards or other credits of Landlord, whether or not attributable to the Casino Business;

          (3)  Third Party Claims.  Claims or rights against third parties,
               ------------------
except those arising with respect to events or breaches occurring after the Transfer Time under the Assigned Contracts; provided, however, that any rights of indemnification, contribution or reimbursement that may exist under the Assigned Contracts in respect of liabilities or obligations retained by the Landlord hereunder shall be Working Capital Exclusions;

          (4)  Insurance.  All insurance policies and rights thereunder,
               ---------
including but not limited to refund claims and rights to any cancellation value as of the Transfer Time;

          (5)  Unrelated Information.  Proprietary business information,
               ---------------------
records and policies, including but not limited to management procedures and guidelines, proprietary financial reporting formats, accounting procedures, personnel records relating to or containing performance reviews or similar evaluations, instructions, organization manuals and strategic plans, that relate generally to Landlord, or any Affiliate, and are not used principally in the Casino Business;

          (6)  Real Property.  All real property and all rights appurtenant the
               -------------
reto, and real property improvements, owned or leased by Landlord, other than Tenant's right to lease the Premises under this Lease;

          (7)  Unrelated and Corporate Assets.  All other assets of Landlord not
               ------------------------------
specifically included in the assets and rights to be transferred under this
Article 1, including, but not limited to, all assets used or held for use in connection with Landlord's various gaming and racing operations, Landlord's corporate charter, taxpayer and other identification numbers, seals, minute books and stock transfer books and Landlord's ownership of stock in its various subsidiaries;

          (8)  Certain Contracts and Licenses.  All licenses and permits
               ------------------------------
including, without limitation, the rights of Landlord under (i) any Contract regarding any licenses and permits, and (ii) any Contract that requires the consent to assignment of a party thereto and for which such consent has not been obtained pursuant to Section 1.08(b) prior to the Transfer Time; provided that any such Contract shall be assigned upon receipt of any necessary consents;

          (9)  Alcoholic Beverages.  All liquor and other alcoholic beverages;
               -------------------
and

          (10) Leased Items.  All items leased under Section 2.01 hereof.
               ------------

If, for any reason, any Working Capital Exclusions are physically transferred to Tenant, or Tenant otherwise gains access to any such Landlord property as a result of the transactions contemplated by this Article 1 (the "Transactions"), no assignment or license of such property to Tenant shall be implied and, as between Tenant and Landlord, all ownership interests and other rights of any kind in such property shall remain with Landlord. If Tenant does come to possess or gain access to any Landlord information or property other than the Gaming Assets and Liabilities and the Working Capital, Tenant shall (a) treat any such information as the confidential information of Landlord, (b) promptly notify Landlord that Tenant possesses or has access to such information or property, and (c) cooperate fully with Landlord to return to Landlord or destroy such property promptly, as Landlord may direct at its option.

     1.03 Assignment of Contracts
          -----------------------

     Subject to the terms and conditions of this Article 1, at the Transfer Time, Landlord shall assign all of its right, title and interest in and to all benefits arising after the Transfer Time under all Contracts relating to the Working Capital or the Casino Business, including but not limited to (a) the Contracts listed on Schedule 1.03 hereto, (b) all collective bargaining
                    -------------
agreements covering employees employed by Landlord exclusively in connection with the Casino Business (such employees, whether or not covered by collective bargaining agreements, are referred to as "Employees"), (c) all unfilled orders outstanding as of the Transfer Time for the purchase of food supplies, goods or services by Landlord and all unfilled orders outstanding as of the Transfer Time for the sale of goods or services by Landlord, and (d) those Contracts entered into in the ordinary course of business of the Casino Business through the Transfer Time, except for any Contract that requires the consent to assignment of a party thereto and for which such consent has not been obtained pursuant to
Section 1.08(b) prior to the Transfer Time (items referred to as (a), (b), (c) and (d) above, collectively, the "Assigned Contracts"). As soon as practicable after the Transfer Time, Landlord shall pay to Tenant all amounts owed under the Assigned Contracts, prorated as of the Transfer Time, and Tenant shall pay such amounts to the other parties under the Assigned Contracts when due.

     1.04 Assumption of Liabilities
          -------------------------

     (a)  Assumed Liabilities.  On the terms and subject to the conditions set
          -------------------
forth in this Article 1, at the Transfer Time, Tenant shall assume and become responsible for all of the following liabilities and obligations (collectively, the "Assumed Liabilities"): (a) player promotions, including any awards given to patrons under a player rating system; (b) to the extent not paid directly by Landlord to Employees who accept Tenant's offer of employment as provided in
Section 1.11(b) ("Hired Employees"), accrued liabilities relating to accrued but unpaid wages and earned but unused vacation and sick pay under Landlord's employee benefits policy in effect as of the date hereof associated with the Hired Employees, provided that Landlord has exercised its option under Section 1.11(g) to pay such wages, vacation and sick pay to Tenant; (c) any and all liabilities, obligations and commitments arising or accruing at or after the Transfer Time under the Assigned Contracts; (d) all liabilities and obligations arising out of or relating to the Working Capital or the Casino Business to the extent arising or accruing after the Transfer Time; and (e) any and all liabilities, obligations and commitments of Landlord specifically undertaken by Tenant pursuant to any other provision of this Article 1, including without limitation liability for all unredeemed Casino gaming chips and tokens in circulation as of the Transfer Time which are presented by patrons of the Casino for payment within the applicable periods for legal redemption. Tenant shall take such actions to assume the liabilities of Landlord accruing after the Transfer Time under the Assigned Contracts as may be necessary to substitute Tenant for Landlord, and/or shall relieve Landlord of all liabilities thereunder.

     (b)  Excluded Liabilities.  Tenant is not assuming, and shall not be deemed
          --------------------
to have assumed, any liabilities, obligations, or commitments of, or any claims against, Landlord, whether contingent or non-contingent, liquidated or unliquidated, asserted or unasserted, other than the Assumed Liabilities set forth above (the "Excluded Liabilities"), all of which shall remain the liabilities, obligations, commitments and responsibility of

Landlord, including but not limited to (a) all trade payables arising or accruing before the Transfer Time, and (b) any liabilities, obligations or commitments of Landlord arising or accruing before the Transfer Time, or resulting from events or conditions which occurred or existed prior to the Transfer Time.

     Notwithstanding the foregoing, in the event a court orders equitable relief with respect to any such Excluded Liability, with which equitable relief Landlord could no longer comply due to its transfer of the Gaming Assets and Liabilities and Working Capital which would be affected by such equitable relief, Tenant shall be responsible for complying with such order and Landlord shall reimburse Tenant for the actual out-of-pocket cost thereof; provided, however, that Tenant shall not voluntarily agree to any such equitable relief (if it intends to seek reimbursement from Landlord) unless it shall first have advised Landlord as to the proposed equitable relief and Landlord shall have consented thereto.

     1.05 Closing
          -------

     The consummation of the transfer of assets and rights contemplated in this
Article 1 and concurrent commencement of the lease term (the "Closing") shall be held at the offices of Irell & Manella LLP, 1800 Avenue of the Stars, Suite 900, Los Angeles, California 90067 and shall occur at the Transfer Time one day prior to or concurrently with the closing of the transactions contemplated by the Asset Purchase Agreement (the "Commencement Date"), or at such other time and place as the parties may agree. All documents and other items to be delivered at the Closing shall be deemed to have been delivered simultaneously, and no delivery shall be effective until all such items have been delivered. Subject to the terms and conditions of this Article 1, at the Closing, Landlord shall transfer, convey and deliver to Tenant, and Tenant shall acquire from Landlord, the Gaming Assets and Liabilities and Working Capital, free and clear of all liens, claims and encumbrances, except any claims of any party to Contracts where a consent of such party to the assignment of the Contract to Tenant has not been obtained and except for the Assumed Liabilities, in exchange for the assumption of the Assumed Liabilities. The assets and rights transferred under this Article 1 are to be transferred "as is" and "where is." Tenant acknowledges that Landlord has made no representation or warranty, express or implied, regarding the condition of such assets, including without limitation the Inventory and its merchantability or fitness for any particular purpose.

     1.06 Deliveries at Closing
          ---------------------

     At the Closing, Landlord and Tenant shall each deliver to the other such instruments and funds as are necessary to consummate the transfer of the assets and rights contemplated hereby and the assumption of the Assumed Liabilities.

     (a)  Deliveries by Landlord to Tenant
          --------------------------------

          (1) (a) The Cash (by wire transfer to Tenant's bank account(s) or such other method agreed upon by the parties) included in the Gaming Assets and Liabilities and (b) the Inventory and Supplies included in Working Capital.

          (2) An Assignment and Assumption Agreement, substantially in the form of Exhibit D hereto, duly executed by Landlord, pursuant to which Landlord shall
   ---------
transfer the assets comprising the Gaming Assets and Liabilities and Working Capital and assign the Assigned Contracts and Tenant shall assume and agree to pay, perform and discharge when due the Assumed Liabilities, including the liabilities included in the Gaming Assets and Liabilities and Working Capital (the "Assignment and Assumption Agreement").

          (3) Originals or copies of all Assigned Contracts to be assigned to Tenant pursuant to this Article 1.

          (4) Assignment agreements and any other such documents, consents, authorizations and waivers as may be reasonably required by Tenant or other contracting parties to assign all of Landlord's rights and obligations under the Assigned Contracts.

          (5) Keys, access cards and other items necessary to obtain access to and within the Premises.

          (6)  Safe deposit keys, combinations and records, as provided in
Section 1.12.

          (7)  Inventoried Baggage and records relating thereto, as provided in
Section 1.13.

          (8)  Inventoried Vehicles and records relating thereto, as provided in
Section 1.14.

          (9) The records relating to Inventoried Player Bank Accounts, as provided in Section 1.15.

          (10) A list of all Employees employed as of the business day prior to the Commencement Date.

          (11) Cash or immediately available funds equal to accrued but unpaid wages and earned but unused vacation and sick pay allocable to Hired Employees to the extent not paid directly by Landlord to Hired Employees.

          (12) Cash or immediately available funds equal to the Inventoried Employee Uniform Deposits and the records relating thereto, as provided in
Section 1.11(f).

          (13) A list of the names and addresses of Landlord's key customers and players.

          (14) The Gaming Assets and Liabilities Allocation Statement and the Working Capital Allocation Statement, duly executed by Landlord.

          (15) The License Agreement referred to in Section 1.16 hereof, duly executed by Landlord.

          (16) A schedule of the Prepaid Expenses.

          (17) The certificate referred to in Section 1.09(a)(1) hereof.

          (18) Such other instruments and documents as may be reasonably required for Landlord to perform its obligations hereunder.

     (b)  Deliveries by Tenant to Landlord
          --------------------------------

          (1)  The Assignment and Assumption Agreement, duly executed by Tenant.

          (2) Assumption agreements and other documents as may be reasonably required by Landlord to cause Tenant to assume the obligations of Landlord under the Assigned Contracts and the Assumed Liabilities.

          (3) The Gaming Assets and Liabilities Allocation Statement and the Working Capital Allocation Statement, duly executed by Tenant.

          (4) The License Agreement referred to in Section 1.16 hereof, duly executed by Tenant.

          (5)  The certificate referred to in Section 1.09(b)(1) hereof.

          (6) A resale certificate for such states as Landlord may reasonably request evidencing that Tenant has acquired the Inventory for resale.

          (7) Such other instruments and documents as may be reasonably required for Tenant to perform its obligations hereunder.

     (c)  Taxes.  Tenant shall be responsible for any sales, transfer, or
          -----
similar taxes imposed by any governmental authority as a result of the Transactions. This obligation shall survive the completion of the Transactions.

     1.07 Covenants of Landlord
          ---------------------

     During the period from the date hereof to the Closing, unless Tenant consents otherwise in writing (which consent shall not be unreasonably withheld), Landlord shall:

     (a)  Ordinary Course.  Conduct the Casino Business in all material respects
          ---------------
in the ordinary course at not less than the same standards of operation, maintenance, services and advertising as are in effect as of the date hereof, except as contemplated by this Lease;

     (b)  Preservation of Goodwill.  Use reasonable efforts to preserve the
          ------------------------
goodwill of those of its suppliers, customers and distributors having business relations with the Casino Business;

     (c)  Assigned Contracts.  Not materially amend any Assigned Contract or be
          ------------------
in default under any other Contract material to the Casino Business (other than to the extent that the execution of this Lease and the consummation of the Transactions may or may be alleged to constitute a default under any such Contract);

     (d)  Employment Contracts.  Not materially increase the compensation or
          --------------------
other remuneration of any of Landlord's current officers working exclusively in the Casino Business or key Employees;

     (e)  Collective Bargaining Agreements.  Not enter into new or amend any
          --------------------------------
existing collective bargaining agreements unless either (i) such collective bargaining agreement would also apply to some or all employees of Landlord and/or its subsidiaries other than the Employees or (ii) the terms of such agreement or amendment as an entirety are not materially less favorable to the Casino Business than the previous applicable agreement.

     1.08 Additional Covenants
          --------------------

     (a)  Access.  Except as provided elsewhere in this Lease, from the date
          ------
hereof until the Closing, upon prior written notice from Tenant and, if requested by Landlord, accompanied by a representative of Landlord, Landlord shall (unless prohibited by law) give Tenant and its representatives, employees and agents reasonable access between 9:00 a.m. and 6:00 p.m. to the Premises and to the books and records relating to the assets and rights being transferred pursuant to this Article 1 and shall (unless prohibited by law) furnish Tenant during such period with such information in Landlord's possession concerning such assets and rights and operation of the Casino Business as Tenant may reasonably request. Landlord and Tenant agree that, prior to Closing, Landlord shall have no obligation to give Tenant the names or addresses of, or other identifying information with respect to, any of Landlord's customers or players, and Tenant shall not have any access to such identifying information or to other proprietary information of Landlord not included among the assets and rights being transferred pursuant to this Article 1. Any such access and the furnishing of any such information shall not unduly interfere with the normal activities of the Casino Business.

     (b)  Governmental Approvals and Consents.  As promptly as practicable after
          -----------------------------------
the date hereof, the parties shall use their best efforts and cooperate with each other to make all required filings with governmental bodies and other regulatory authorities, including without limitation the California Attorney General's office, and to obtain all permits, approvals, authorizations and consents of all third parties, required to consummate the Transactions. Each party shall furnish promptly to the other party all information that is in such first party's possession and not otherwise available to the other party that such other party may reasonably request in connection with any such filing to be made. The parties shall use their best efforts and cooperate with each other to obtain, prior to the Transfer Time, such consents, authorizations or waivers necessary to assign the Assigned Contracts. To the extent that the assignment of any of the Assigned Contracts or other rights to be transferred hereunder requires the consent of any other party thereto (including Landlord or any Affiliate thereof), or shall be subject to any option in any other person or entity by virtue of a request for permission to assign or transfer, or by reason of or pursuant to any transfer to Tenant, this Article 1 shall not constitute a contract to assign the same if any attempted assignment would be ineffective, impair any material right of Tenant thereunder or give rise to such an option, and Landlord and Tenant shall use commercially reasonably efforts to procure consent to any such assignment; provided, however, that in the event that any such consent is not obtained at or prior to the Transfer Time, such event shall not cause the

Closing to be delayed or constitute a default by Landlord of any obligation hereunder. If any such consent is not obtained, or if for any reason any such assignment is not consummated, at Tenant's request, Landlord shall reasonably cooperate with Tenant to provide for Tenant the benefit, monetary or otherwise, of any such Assigned Contract or other right, including enforcement of any and all rights of Landlord against the other party thereof arising out of any breach or cancellation thereof by such party or otherwise, and, at Tenant's request, by appointing Tenant as Landlord's representative and agent thereunder. Any such cooperation (i) shall be at Tenant's cost and expense and (ii) shall not cause Landlord to violate any such Assigned Contract.

     (c)  Best Efforts.  Each party will use its best efforts (excluding the
          ------------
institution of litigation) to cause all conditions to its obligations hereunder to be timely satisfied and to perform and fulfill all obligations on its part to be performed and fulfilled under this Article 1 to the end that the Transactions shall be effected substantially in accordance with the terms of this Article 1 as soon as reasonably practicable.

     (d)  Additional Deliveries; Further Assurances.  From the date hereof, each
          -----------------------------------------
party shall, at the request of the other, furnish, execute, and deliver such documents, instruments, certificates, notices or other further assurances as the requesting party shall reasonably request as necessary or desirable to effect complete consummation of the Transactions. After the Transfer Time, Tenant shall, at the request of Landlord, (a) execute and deliver and file or record, such further instruments of conveyance, transfer and assignments, and (b) take such other actions as Landlord may reasonably request in order to effectuate the purposes hereof. After the Transfer Time, Landlord shall, at the request of Tenant, (a) take such further actions as may be reasonably necessary to vest in Tenant title to the assets and rights being transferred pursuant to this Article 1, (b) execute and deliver and file or record, such further instruments of conveyance, transfer and assignment and (c) take such other actions as Tenant may reasonably request in order effectively to convey, transfer and assign the assets and rights being transferred pursuant to this Article 1 to Tenant and otherwise to effectuate the purposes hereof.

     (e)  Access to Records.  Subject to Section 1.11(e) hereof with respect to
          -----------------
employee personnel files, after the Transfer Time Landlord shall provide Tenant access to all files and records reasonably necessary to operate the Casino Business.

     1.09 Conditions Precedent
          --------------------

     (a)  Conditions Precedent to Obligations of Tenant.  The obligations of
          ---------------------------------------------
Tenant under this Article 1 are subject, at the option of Tenant, to the satisfaction or waiver of each of the following conditions at or prior to the Transfer Time:

          (1)  Compliance with Covenants.  Landlord shall in all material
               -------------------------
respects have performed and complied with all material terms, agreements, covenants and conditions of this Lease to be performed or complied with by it at the Transfer Time, and Landlord shall have delivered to Tenant a certificate to that effect substantially in the form of Exhibit E hereto.
                                         ---------

          (2)  Consents Obtained.  Each party hereto shall have obtained all
               -----------------
material consents and approvals required to be obtained from any governmental authority (including if applicable under the California Gambling Control Act, the California Attorney General's office and the Department of Alcoholic Beverage Control).

          (3)  Deliveries.  Landlord shall have duly delivered to Tenant each
               ----------
item listed in Section 1.06 hereof and any other documents Tenant may reasonably request to effect the transfer of the Gaming Assets and Liabilities, Working Capital and Assigned Contracts and the assumption of the Assumed Liabilities.

          (4)  No Injunctions.  No court of competent jurisdiction in the United
               --------------
States shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Transactions that remains in effect at the Transfer Time.

          (5)  Gaming Licenses.  Tenant shall have obtained all necessary
               ---------------
Licenses from the Gaming Authorities.

     (c)  Frustration of Closing Conditions.  Neither Tenant nor Landlord may
          ---------------------------------
rely on the failure of any condition set forth in this Section 1.09 to be satisfied if such failure was caused by such party's failure to act in good faith or to use its best efforts to cause the Closing to occur as required by
Section 1.08(c).

     1.10 Termination
          -----------

     (a)  Grounds for Termination.  The agreements in this Article 1 may be
          -----------------------
terminated at any time at or prior to the Transfer Time:

          (1)  Injunction.  By either party if any court of competent
               ----------
jurisdiction in the United States shall have issued an order (other than a temporary restraining order), decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Transactions and such order, decree, ruling or other action shall have become final and non-appealable.

          (2)  Mutual Agreement.  By mutual written agreement of the parties.
               ----------------

          (3)  Outside Date.  By either party if the Closing shall not have
               ------------
occurred on or before December 31, 1999 other than by reason of such party's default and provided that the right to terminate the agreements in this Article 1 pursuant to this Section 1.10 shall not be available to any party who has materially breached any covenant of this Lease.

          (4)  Conditions.  By either party if any of the conditions set forth
               ----------
in Section 1.09 shall have become incapable of fulfillment and shall not have been waived by the other party.

          (5)  Material Breach.  By either party, if there has been a material
               ---------------
breach on the part of the other party in its covenants set forth herein; provided, however, that if such breach is susceptible to cure the breaching party shall have twenty (20) business days after receipt of written notice from the other party of its intention to terminate the agreements in this Article 1 pursuant to this Section 1.10 in which to cure such breach.

     (b)  Automatic Termination.  In the event the Asset Purchase Agreement
          ---------------------
terminates prior to the consummation of the transactions contemplated therein, this Lease, including this Article 1, shall automatically terminate.

     (c)  Effects of Termination.  Except as set forth in this Section 1.10(c),
          ----------------------
if the agreements in this Article 1 are terminated pursuant to Sections 1.10(a) or 1.10(b), all obligations of the parties hereunder (except for those pursuant to Sections 1.10) shall terminate without liability of any party to any other party, except that nothing contained in this Article 1 shall relieve any party from any liabilities or damages arising out of its willful breach of any provision of this Article 1.

     1.11 Employment Matters
          ------------------

     (a)  Offers of Employment.  Tenant agrees that it will offer employment to
          --------------------
all of the Employees, effective on the Commencement Date, and will employ all Hired Employees for at least 90 days; except that nothing shall prohibit Tenant from terminating such Hired Employees for cause (as defined under California law) or for other valid business reasons. Landlord hereby agrees that Tenant may condition each such offer of employment on the Employee's consent to Landlord's transfer to Tenant of all personnel records of such Employee.

     (b)  Termination of Employees; Retention of Liabilities.  In order not to
          --------------------------------------------------
interfere with Tenant's ability to retain any employee who has accepted employment with Tenant, Landlord agrees not to continue after the Commencement Date in its employ any such employee in any position which would interfere with that employee's employment by Tenant. Landlord shall be responsible for all liabilities, if any, resulting from such terminations, including but not limited to (a) hospitalization or medical claims; (b) any claim asserting the right to participate in any medical insurance program on a "self-pay" basis under COBRA or any comparable state or local law; and (c) any claims or litigation resulting from such terminations and/or the transfer of the assets and rights to be transferred pursuant to this Article 1, regardless of when such claims may be asserted; provided, however, that Landlord shall not be responsible for any such
          --------  -------
liabilities to the extent such liabilities are caused by Tenant's breach of any of its covenants in this Section 1.11.

     (c)  Employment Terms; 401(k) Plan.  Each Hired Employee shall be offered
          -----------------------------
employment at a minimum of his or her basic annual salary (excluding any stay bonuses, other bonuses and severance agreements) in effect on the Commencement Date, together with employment benefits which, in the aggregate, are at least as favorable to such Hired Employee as those provided by Landlord. Tenant shall treat each Hired Employee's service with Landlord prior to the Transfer Time in the same manner as such service has been recognized by Landlord for purposes of determining seniority rights and benefits, including accrued but unused vacation and/or sick pay, except where recognition of such service would result in duplication of benefits provided. As of the Commencement Date, Tenant shall (a) establish a 401(k) plan (the "Tenant's Plan"), and (b) permit the Hired Employees to participate in the Tenant's Plan, giving such Hired Employees credit for eligibility and vesting purposes under the Tenant's Plan for all service performed for Landlord before the Commencement Date. As soon as practicable after the Commencement Date, Tenant shall submit the Tenant's Plan to the Internal Revenue Service for a determination letter that the Tenant's Plan satisfies the requirements of Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). As soon as practicable following the obtaining of such determination letter, the Tenant's Plan shall accept from the Hollywood Park 401(k) Investment Plan (the "Hollywood Park Plan") a transfer under Section 414(l) of the Code of the assets and liabilities attributable to the account balances of the Hired Employees who participated in the Hollywood Park Plan immediately before the Commencement Date.

     (d)  Union Employees.   All offers of employment to Employees represented
          ---------------
by a labor union ("Union Employees") shall be made in accordance with the terms of the applicable collective bargaining agreements pertaining to such Union Employees ("Collective Bargaining Agreements"). With regard to Union Employees, Tenant shall (i) recognize the labor unions representing Union Employees as their exclusive bargaining representative, (ii) assume, and become party to and bound by the terms and conditions of, the Collective Bargaining Agreements until their respective expiration dates, (iii) comply with its legal obligations under Federal labor law with regard to Union Employees, and (iv) treat service with Landlord prior to the Transfer Time in the same manner as such service has been recognized by Landlord for purposes of determining seniority rights and benefits under the Collective Bargaining Agreements, except where recognition of such service would result in duplication of benefits provided. Landlord covenants and agrees to indemnify and hold Tenant harmless from and against any and all claims, damages, and liabilities arising from or in connection with (a) any matters involving the Union Employees, (b) any claims by Union Employees for wages, vacation and/or sick pay, other benefits, and all claims, liabilities and rights of the Union Employees and (c) any claims for violation of agreements with unions, in all cases which arise from Landlord's employment of the Union Employees, or from acts or omissions, or in connection with events occurring prior to the Transfer Time. Tenant covenants and agrees to indemnify and hold Landlord and its Affiliates similarly harmless from and against all such matters described in the preceding sentence in all cases which arise from Tenant's employment of the Union Employees, agreements with unions, acts or omissions, or in connection with events occurring at and after the Transfer Time.

     (e)  Personnel Records.  At the Transfer Time, Landlord shall transfer to
          -----------------
Tenant personnel records of each Hired Employee who has consented to the transfer of such records. Notwithstanding the foregoing, Tenant shall not have access to personnel records of Landlord relating to individual performance or evaluation records, medical histories or other information which in Landlord's reasonably good faith opinion is prohibited by law or the disclosure of which could subject Landlord to risk of liability.

     (f)  Employee Uniform Deposits.  At the Transfer Time, an authorized
          -------------------------
representative of Landlord shall (i) prepare an inventory of the employees who have deposited funds for the use of uniforms in performing such employees' duties, and the amount of each such deposit ("Inventoried Employee Uniform Deposits"); and (ii) wire transfer cash in an amount equal to the Inventoried Employee Uniform Deposits to an account designated by Tenant. Throughout the term of the Lease, Tenant shall require such uniform deposits from new employees and otherwise maintain Landlord's uniform deposit procedures in a manner consistent with Landlord's past practice.

     (g)  Payment of Accrued Wages and Expenses.  Landlord shall pay all accrued
          -------------------------------------
but unpaid wages and earned but unused vacation and sick pay, in each case as of the Transfer Time, to any Employee that does not accept Tenant's offer of employment. To the extent any Hired Employee has accrued but unpaid wages or earned but unused vacation and/or sick pay as of the Transfer Time, Landlord shall either (i) pay to such Hired Employee such amounts as such Hired Employee is entitled to receive as of the Transfer Time, or (ii) pay to Tenant the collective amount of such accrued but unpaid wages and earned but unused vacation and/or sick pay, which amount Tenant shall pay to such Hired Employees in such amounts and at such times as such amounts are due to such Hired Employees. Landlord shall be responsible for Social Security taxes, FICA, and payroll expenses in respect of wages accrued prior to the Transfer Time.

     (h)  Revenue Procedure 96-60.  Notwithstanding any other provision of this
          -----------------------
Lease, in respect of wages paid with respect to the 1999 calendar year to employees of Landlord who after the Closing become employees of Tenant, Landlord and Tenant agree to comply with the alternative procedure set forth in Section 5 of Revenue Procedure 96-60 and shall cooperate with each other in complying with such procedures.

     1.12 Safe Deposit Boxes
          ------------------

     Safe deposit boxes in use by customers at the Transfer Time will be sealed in a reasonable manner mutually agreeable to Landlord and Tenant. At the Transfer Time, Landlord and Tenant shall mutually agree upon and designate in writing members of the Casino's security staff to be their safe deposit representatives. One such representative shall be present when a seal is broken. Landlord shall have no further responsibility for any safe deposit box whose seal was broken without the presence of a designated representative and Tenant shall indemnify Landlord for, and hold Landlord harmless against, any and all customer claims for loss or theft from such safe deposit box. Tenant shall have no responsibility for loss or theft from a safe deposit box whose seal was broken in the presence of a designated representative. All safe deposit keys, combinations and records shall be delivered at the Transfer Time to Tenant.
Such keys, combinations and records shall be returned to Landlord upon termination of the Lease. Throughout the term of the Lease, Tenant shall provide safe deposit boxes to customers and maintain all such safe deposit boxes in a manner consistent with Landlord's past practice.

     1.13 Baggage, Coats, Other Customer Property
          ---------------------------------------

     At the Transfer Time, an authorized representative of Landlord shall perform the following functions for all baggage, coats and other property that was checked and placed in the care of Landlord: (i) seal all pieces of baggage with tape; (ii) prepare an inventory of such items ("Inventoried Baggage") indicating the check number applicable thereto; and (iii) deliver the Inventoried Baggage to an authorized representative of Tenant and secure a receipt for the Inventoried Baggage. Thereafter, until termination of this Lease, Tenant shall be responsible for such Inventoried Baggage.

     1.14 Valet Parking
          -------------

     At the Transfer Time, an authorized representative of Landlord shall perform the following functions for all motor vehicles that were checked and placed in the care of Landlord: (i) mark all motor vehicles with a sticker or tape; (ii) prepare an inventory of such items ("Inventoried Vehicles") indicating the check number applicable thereto; and (iii) transfer control of the Inventoried Vehicles to an authorized representative of Tenant and secure a receipt for the Inventoried Vehicles. Thereafter, until termination of the Lease, Tenant shall be responsible for such Inventoried Vehicles.

     1.15 Player Bank Deposits
          --------------------

     At the Transfer Time, an authorized representative of Landlord shall prepare an inventory of all accounts comprising Player Bank Deposits ("Inventoried Player Bank Accounts"). Thereafter, until termination of the Lease, Tenant shall be responsible for such Inventoried Player Bank Accounts. Throughout the term of the Lease, Tenant shall provide for customer accounts and maintain all such accounts in a manner that comports with the

                                    -xviii-
rules and regulations of the Division of Gambling Control and the California Gambling Control Commission.

     1.16 Intellectual Property Rights
          ----------------------------

     In connection with this Lease, Landlord shall license to Tenant certain intellectual property rights pursuant to the terms of a License Agreement substantially in the form of Exhibit G hereto.
                             ---------

     1.17 Reversion Time
          --------------

     The provisions of this Section 1.17 shall apply on the date and at the time upon which this Lease terminates or expires ("Reversion Time").

     (a)  Reversion of Gaming Assets and Liabilities.  At the Reversion Time,
          ------------------------------------------
Tenant shall transfer, assign and deliver to Landlord (or its designee), and Landlord (or its designee) shall acquire and assume from Tenant, the assets and liabilities comprising Gaming Assets and Liabilities as follows:

          (1)  Cash. Cash in an amount equal to the sum of (a)(i) the Unredeemed
               ----
Chip Liability at the Reversion Time minus (ii) the amount of Gaming Receivables
                                     -----
at the Reversion Time (valued in accordance with Section 1.02(a)(2)) plus (b)
                                                                     ----
the aggregate amount of the balances, as of the Reversion Time, of all Player Bank Deposits held by Tenant.

          (2)  Gaming Receivables.  All outstanding Gaming Receivables accruing
               ------------------
or arising through the Reversion Time, valued in accordance with Section 1.02(a)(2).

          (3)  Unredeemed Chip Liability.  Landlord (or its designee) shall
               -------------------------
assume the Unredeemed Chip Liability for all unredeemed Casino gaming chips and tokens in circulation, whether relating to the operation of the Casino Business before, at or after the Reversion Time, which are presented by patrons of the Casino for payment within the applicable time periods for legal redemption.

     Landlord and Tenant hereby agree to calculate in good faith such Gaming Assets and Liabilities at the Reversion Time, and shall use the same principles for valuing the different components of Gaming Assets and Liabilities at the Reversion Time as were used at the Transfer Time.

     (b)  Reversion of Working Capital.  At the Reversion Time, Tenant shall
          ----------------------------
transfer, assign and deliver to Landlord (or its designee), and Landlord (or its designee) shall acquire and assume from Tenant, the assets and liabilities comprising Working Capital in an aggregate amount (consisting of Inventory plus
                                                                           ----
Prepaid Expenses) equal to the Working Capital Amount transferred from Landlord to Tenant on the Commencement Date; provided, however, that the amount of each component of Working Capital transferred from Tenant to Landlord (or its designee) at the Reversion Time need not be the same as the amount such component represented at the Transfer Time (as shown on the Working Capital Allocation Statement) as long as the aggregate amount of Working Capital is equal to the Working

Capital Amount. In the event that the Inventory and Prepaid Expenses as of the Reversion Time in the aggregate are less than the Working Capital Amount, then Tenant shall deliver to Landlord (or its designee) an amount of Cash equal to the difference. In the event that the Inventory and Prepaid Expenses as of the Reversion Time in the aggregate are greater than the Working Capital Amount, then Landlord (or its designee) shall deliver to Tenant an amount of Cash equal to the difference. In addition, Tenant shall transfer to Landlord (or its designee) all Supplies then on hand, but the value of such Supplies shall not be included in the Working Capital Amount, and shall be transferred for no additional consideration. Landlord and Tenant hereby agree to calculate in good faith such Working Capital at the Reversion Time, and shall use the same principles for valuing the different components of Working Capital at the Reversion Time as were used at the Transfer Time.

     (c)  Re-Assignment of the Assigned Contracts.  At the Reversion Time,
          ---------------------------------------
Tenant shall assign to Landlord (or its designee) all of its right, title and interest in and to all the benefits arising after the Reversion Time under all Contracts relating to the Working Capital or the Casino Business ("Reversion Time Contracts").

     (d)  Assumption of Assumed Liabilities.  At the Reversion Time, Landlord
          ---------------------------------
(or its designee) shall assume and become responsible for all of the following liabilities and obligations (collectively, the "Reversion Liabilities"): (a) player promotions, including any awards given to patrons under a player rating system; (b) to the extent not paid directly by Tenant to employees who accept Landlord's (or its designee's) offer of employment as provided in Section 1.17(e), accrued liabilities relating to accrued but unpaid wages and earned but unused vacation and sick pay under Tenant's employee benefits policy in effect as of the Reversion Time associated with such employees, provided that Tenant has exercised its option to pay such wages, vacation and sick pay to Landlord (or its designee); (c) any and all liabilities, obligations and commitments arising or accruing at or after the Reversion Time under the Reversion Time Contracts; (d) all liabilities and obligations arising out of or relating to the Working Capital transferred at the Reversion Time or the Casino Business to the extent arising or accruing after the Reversion Time; and (e) liability for all unredeemed Casino gaming chips and tokens in circulation as of the Reversion Time which are presented by patrons of the Casino for payment within the applicable periods for legal redemption. Landlord (or its designee) shall take such actions to assume the liabilities of Tenant accruing after the Reversion Time under the Reversion Time Contracts as may be necessary to substitute Landlord (or its designee) for Tenant, and/or shall relieve Tenant of all liabilities thereunder.

     (e)  Employment Matters.  At the Reversion Time, in connection with the
          ------------------
employment of Casino Business employees, Tenant and Landlord shall follow the provisions of Section 1.11 as closely as possible, with the rights and obligations of Tenant and Landlord reversed.

     (f)  General.  In connection with the Reversion Time, the parties agree to
          -------
cooperate with each other in transferring the Gaming Assets and Liabilities and Working Capital existing at the Reversion Time and all other rights and obligations of the Casino Business (including, without limitation, employee uniform deposits, player bank deposits, safe deposit boxes, baggage and valet parked cars) from Tenant to Landlord on terms as closely approximate as possible to the terms on which Landlord transferred the Gaming

Assets and Liabilities and Working Capital and all other rights and obligations of the Casino Business from Landlord to Tenant under the terms of this Article
1. As a general principle, (i) Tenant shall be responsible for all liabilities, obligations and commitments of the Casino Business arising or accruing from the Transfer Time through the Reversion Time, or resulting from events or conditions which occurred or existed during such period, (ii) Landlord shall be responsible for all liabilities, obligations and commitments of the Casino Business arising or accruing before the Transfer Time, or resulting from events or conditions which occurred or existed prior to the Transfer Time and (iii) Landlord's designee (or Landlord, if Landlord designates no such designee) shall be responsible for all liabilities, obligations and commitments of the Casino Business arising or accruing after the Reversion Time, or resulting from events or conditions which occur or exist after the Reversion Time.

     1.18 Miscellaneous
          -------------

     (a)  Bulk Transfer Laws.  Tenant hereby waives compliance by Landlord with
          ------------------
any applicable bulk transfer laws, including, without limitation, the bulk transfer provisions of the Uniform Commercial Code of any state, or any similar statute, with respect to the Transactions. Landlord shall indemnify Tenant and its Affiliates, and each of their respective agents, contractors, officers, shareholders and employees and hold each of them harmless from and against any and all obligations which they may suffer or incur by reason of Landlord's failure to comply with such bulk transfer laws.

     (b)  Assignability.  Prior to the Commencement Date, the parties' rights
          -------------
under this Lease, including this Article 1, shall not be assignable by either party (other than to an Affiliate), without the prior written consent of the other party, which consent shall be within such party's sole discretion. From and after the Commencement Date, this Lease may be assigned only in accordance with Article 11 hereof.

                                  ARTICLE 2.
                               LEASE OF PREMISES
                               -----------------

     2.01 Premises
          --------

     (a)  Premises.  Except as provided in Article 1 hereof, Landlord hereby
          --------
leases the Premises and all fixtures, existing signage, furniture, equipment and supplies, including computer equipment and software as described in Section 2.01(d) hereof, used to operate the Casino Business on the Premises, subject to all of the terms, covenants and conditions set forth herein. Tenant acknowledges that Landlord has made no representation or warranty, express or implied, regarding the condition of the Premises or any other leased property except as specifically stated in this Lease.

     (b)  Common Areas.  In addition to the Premises, Tenant shall be entitled
          ------------
to the non-exclusive use of the "Common Areas" of the Property comprised of parking areas, driveways, sidewalks, walkways, loading and unloading areas, trash areas, fences and gates as described and delineated in Exhibit H attached
                                                             ---------
hereto. Tenant acknowledges that Landlord has made no representation or warranty, express or implied, regarding the condition of the Common Areas. Landlord shall maintain the Common Areas in neat, clean, safe, good order and condition. With respect to the Common Areas, Landlord shall have the unilateral right, from time to time, to (i) make changes to the Common Areas or to close temporarily any of the Common Areas for maintenance purposes; (ii) add additional buildings and improvements to the Common Areas; (iii) use the Common Areas while engaged in making additional improvements, repairs or alterations; and (iv) promulgate reasonable rules and regulations with respect to the use thereof. In no event will Landlord charge patrons who have already paid admission to the Racetrack for readmission to the Racetrack after visiting the Premises.

     (c)  Parimutuel Space.  Notwithstanding anything contained herein to the
          ----------------
contrary, Landlord hereby reserves unto itself exclusive use and access rights sufficient to allow Landlord to operate the parimutuel activities on that portion of the Premises described and delineated on Exhibit I hereto. Landlord
                                                    ---------
shall, at its sole cost and expense, provide simulcasts of all events which are otherwise simulcast from the Racetrack to locations within the Premises consistent with the past practices of Landlord immediately prior to the date hereof. Landlord, at its sole cost and expense, shall be responsible for the maintenance, repair and replacement of all equipment necessary to the operation of the Parimutuel Space. Landlord will reimburse Tenant for any cost incurred by Tenant in the maintenance, repair or replacement of such equipment. In the event Landlord requests additional security and/or surveillance of the Parimutuel Space, such additional services shall be at Landlord's sole cost and expense. Landlord shall indemnify, defend and hold Tenant harmless from and against any liabilities and damages resulting from any acts or omissions arising from Landlord's operation of the Parimutuel Space.

     (d)  Computers and Hard Drives.  Landlord shall lease to Tenant all
          -------------------------
computer equipment located on the Premises at the Transfer Time and the licensed software installed therein which by the terms of the applicable licenses or other agreements by which Landlord holds and uses such computer equipment and software may be transferred to and used by Tenant as contemplated herein, subject to (a) all of the terms and conditions of the licenses or other agreements by which Landlord holds or uses such computer equipment and software,
(b) any existing license granted by Landlord and other obligations related to such software or computer equipment as of the Closing Date, and (c) the royalty obligations, contracts, claims and other restrictions on the use of such software and computer equipment, and provided that Tenant bears all risk relating to the use of such software and computer equipment and shall indemnify Landlord for, and hold Landlord harmless against, any and all damage, losses, claims and other liabilities arising out of or incurred in connection with the transfer of such software and computer equipment to Tenant or Tenant's use of such software and computer equipment.

                                  ARTICLE 3.
                         TERM; POSSESSION; ACCEPTANCE
                         ----------------------------

     3.01 Term
          ----

     The term ("Term") of this Lease shall commence on the Commencement Date and shall continue until the earliest of (i) twelve (12) full calendar months thereafter; (ii) the termination of the Asset Purchase Agreement prior to the consummation of the transactions contemplated therein; or (iii) the expiration or the earlier termination of the CDC Lease, unless sooner terminated pursuant to any provision hereof.

     3.02 Extension
          ---------

     During the last three (3) months of the Term, the parties agree to negotiate in good faith with respect to the terms of any extension of this Lease.

                                  ARTICLE 4.
                                     RENT
                                     ----

     4.01 Rent
          ----

     Tenant shall pay to Landlord Base Rent (as defined herein), Common Area Charges, Additional Rent and other payments due hereunder without abatement, deduction or set-off except as otherwise expressly provided herein; provided, however, that in no event shall (i) Landlord be obligated to extend the Term of this Lease; and (ii) any extension agreed upon by the parties extend beyond the then stated expiration date of the CDC Lease.

     4.02 Base Rent
          ---------

     During the Term of this Lease, Tenant shall pay rent in the amount of five hundred thousand dollars ($500,000) per month (the "Base Rent").
Notwithstanding the foregoing, Landlord in its sole and absolute discretion, may increase the Base Rent as of January 1, 2000, to the sum of six hundred thousand dollars ($600,000) per month for the duration of the Term. Base Rent will be payable in advance, beginning on the Commencement Date, and thereafter on the first day of each calendar month during the Term. Payment of the Base Rent shall be made at the place that Landlord designates from time to time in writing, without deduction or offset. Payment must be in United States dollars, either in the form of a check or via electronically transmitted funds. In the event the Commencement Date occurs other than on the first day of the month in which such date falls, such installment of Base Rent shall be prorated based upon the actual number of days in such month.

     4.03 Common Area Charges.
          -------------------

     Tenant shall pay to Landlord during the Term hereof certain Common Area Charges (as defined below) in accordance herewith. Common Area Charges shall be allocated to Tenant and Landlord in proportion to their respective use of each of the facilities comprising the Common Areas.

     (a) "Common Area Charges" shall be an amount equal to Tenant's share of the costs, if any, incurred by Landlord in the exercise of its reasonable discretion, for the operation, repair and maintenance of the Common Areas as described in Section 2.01(b) herein, provided however, Landlord shall be solely responsible for all costs, expenses and taxes related to the construction of any additional buildings or similar capital improvements to the Common Areas or any maintenance thereto subsequent to the execution date of this Lease.

     (b) In the event of a dispute between Landlord and Tenant as to the determination of Tenant's share of Common Area Charges, Landlord's auditors and Tenant's auditors shall have 15 days after submission of a dispute to seek to mutually agree upon such determination. If they are unable to agree, they shall mutually select another

                                    -xxiii-
accounting firm which shall make the determination and whose decision, in the absence of manifest error, shall be conclusive and binding on the parties, each of whom shall be entitled to present evidence in support of its position. The cost of the parties' accounting firms shall be borne by the respective parties and the costs of any third accounting firm selected shall be borne equally by Landlord and Tenant.

     (c) Common Area Charges shall be payable by Tenant within thirty (30) days after a reasonably detailed statement of actual expenses is presented to Tenant
by Landlord.   At Landlord's option, however, an amount may be estimated by
Landlord from time to time of Common Area Charges and the same shall be payable in twelve (12) equal installments during each calendar month of the Term, on the same day as the Base Rent is due hereunder. Landlord shall deliver to Tenant within ninety (90) days after the expiration of each calendar year a reasonably detailed statement showing the actual expenses comprising elements of Common Area Charges incurred during the preceding year. In the event Tenant has paid estimates of Common Area Charges as aforesaid and such payments exceed the actual charges indicated on Landlord's statement, Tenant shall be entitled to credit the amount of such overpayment against future payments of Base Rent. If Tenant's payments were less than Tenant's share of actual charges as indicated on such statement, Tenant shall pay to Landlord the amount of the deficiency within twenty (20) days after delivery by Landlord to Tenant of such statement.

     (d) Tenant, at its expense, may make, or cause to be made, an audit of all books and records of Landlord, including its respective bank accounts which in any way pertain to the accuracy of the Common Area Charges. Landlord shall give Tenant and its designated representatives access to such books and records at all reasonable times for purposes of making any such audit and preparing any such statement, report or financial statements. Such audit shall be made and such statements and reports shall be prepared by a person or persons selected by Tenant. The costs thereof shall be paid by Tenant; provided, however, that if such audit results in an adjustment of five percent (5%) or more or discloses any willful inaccuracy of Landlord, the cost of such audit shall be borne by Landlord.

     4.04 Additional Rent; Rent Defined
          -----------------------------

     (a) In addition to the Base Rent, Tenant shall also pay as additional rent ("Additional Rent"), without deduction or offset, all Common Area Charges, other charges relating to Tenant's use of the Premises, including, without imitation, charges for utilities, taxes, and all other charges, fees, costs, taxes, impositions, expenses and other sums required to be paid by Tenant under the provisions of this Lease whether or not the same shall be designated as Additional Rent. In the event of nonpayment of any Additional Rent when due, Landlord shall have all of the rights and remedies provided hereunder or by law for the nonpayment of rent.

     (b) As used in this Lease, the term "Rent" shall include Base Rent for the Premises, Common Area Charges and Additional Rent.

     4.05 Interest on Late Payments.
          -------------------------

     Any Rent or other amounts due from Tenant to Landlord hereunder which are not paid within five (5) days of when due shall bear interest at a rate (the "Agreed Rate") equal to two percent (2%) per annum in excess of the "reference rate" as announced by Bank of America, NT&SA, Los Angeles main office, as such rate may change from time to time, from the date due until the date paid, regardless of whether a notice of default or any other notice is given by Landlord; provided, however, if such rate is greater than the maximum rate of interest then permitted to be charged by law, the Agreed Rate shall be such maximum rate permitted by law. In the event that Bank of America, NT&SA, shall cease to exist or shall cease to announce a "reference rate" (or equivalent prime rate) or shall cease to have a Los Angeles office, there shall be substituted such alternative bank, alternative rate or alternative office as Landlord shall select. Acceptance of interest by Landlord shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any other rights or remedies.

                                  ARTICLE 5.
                             CHURCHILL DOWNS LEASE
                             ---------------------

     5.01 Effect of Churchill Downs Lease
          -------------------------------

     (a) Upon the Closing Date under the Asset Purchase Agreement, this Lease shall automatically become subject and subordinate to the CDC Lease. Tenant assumes and agrees to perform HPI's obligations under the CDC Lease during the Term, except that the obligation to pay Base Rent to CDC under the CDC Lease shall be considered performed by Tenant to the extent and in the amount Base Rent is paid to Landlord in accordance with Section 4.02 of this Lease. Tenant agrees to comply with all of the terms and conditions of the CDC Lease and shall not commit or suffer any act or omission that will violate any of the provisions of the CDC Lease. If the CDC Lease terminates, subject to the rights of CDC under the CDC Lease, this Lease shall terminate and the parties shall be relieved of any further liability or obligation under this Lease, provided, however, that if the CDC Lease terminates as a result of a default or breach by Tenant under this Lease and/or the CDC Lease, then Tenant shall be liable to Landlord for the damage and costs suffered as a result of such termination. If, in the event CDC acquires possession of the premises prior to the expiration of the Term, and if CDC elects to take over this Lease, in no event shall Landlord be liable in any way to Tenant from and after CDC's election to take over this Lease, including, but not limited to, for any act or omission of CDC or otherwise. In such event, the parties shall execute an amendment to and novation of this Lease to reflect CDC's election. If the CDC Lease gives Landlord any right to terminate the CDC Lease in the event of the partial or total damage, destruction, or condemnation of the subject premises or the building or project of which the subject premises are a part, the exercise of such right by Landlord shall be without any liability to Tenant hereunder.

     (b) Landlord shall not be liable to Tenant if CDC shall be in breach of any of its obligations under the CDC Lease which adversely affect Tenant; provided, however, the foregoing exculpatory provision shall not apply to the extent, if at all, of any failure by Landlord to perform any of Landlord's material obligations under this Lease and such failure causes CDC to so breach its obligations to Landlord under the CDC Lease (except to the extent, if at all, Tenant causes Landlord's failure to perform). In such event, and at Tenant's written request, Landlord shall assign its rights against CDC to Tenant and shall reasonably cooperate with Tenant towards curing any such breach by CDC; provided, however, that Landlord shall be under no obligation to Tenant to expend any sums in the course of such cooperation or in connection with curing any breach by CDC. Landlord shall forward to Tenant, copies of any notices of default received by Landlord from CDC or sent by Landlord to CDC within twenty-four (24) hours after Landlord receives or sends such notice, as the case may be.

     (c) Any violation of the terms of this Lease by Tenant unless cured by Tenant within a period of time which is equal to the time permitted (if any) for Landlord to cure under the CDC Lease after notice to Tenant of such violation from Landlord or CDC ("Cure Time"); provided, however, that within one half (1/2) of the Cure Time, Landlord receives adequate assurance from Tenant satisfactory to Landlord that Tenant will cure the violation on or before the end of the Cure Time; in the event that Landlord does not receive such adequate assurance satisfactory to Landlord within one half of the Cure Time, such violation shall then constitute a default and breach hereunder.

                                  ARTICLE 6.
                            RECORDS AND ACCOUNTING
                            ----------------------

     6.01 Records
          -------

     Tenant agrees to prepare and keep or cause to be prepared and kept on the Premises (or at such other location approved by Landlord, which approval shall not be unreasonably withheld) for a period of not less than thirty-six (36) months following the end of the Term adequate records which shall show all receipts at the Premises, as well as all charges, fees, costs, taxes, impositions, expenses and other sums paid or required to be paid by Tenant in connection with its operation of the Premises ("Expenses") and other information reasonably requested by Landlord from all sales and other transactions on the Premises by Tenant and by all Subtenants (as hereinafter defined) in the event Landlord were to approve any other Subtenancy (as hereinafter defined). The requesting or obtaining of information by Landlord shall not be deemed to make Landlord responsible for verifying the accuracy of any such information or make the Landlord responsible for compliance of Tenant's obligations under Articles 4 and 7, which shall remain the obligations of Tenant.

     6.02 Monthly Reports
          ---------------

     Tenant shall submit to Landlord on or before the fifteenth (15th) day following the end of each calendar month during the Term (including the 15th day of the calendar month following the end of the Term), a written statement of income and expense signed by Tenant, and certified by it (or if Tenant is a corporation or a partnership, by a duly authorized corporate officer or general partner of Tenant) to be true and correct, showing in reasonable, accurate detail the amount of Tenant's receipts, expenses and other information requested pursuant to Section 6.01 for the immediately preceding period. The certification of each such statement shall be satisfactory to Landlord in scope and substance and without qualification except as may be expressly permitted by Landlord. The statements referred to herein shall be in such form and style and contain such details and breakdown as Landlord may reasonably determine.

     6.03 Audited Financial Statements
          ----------------------------

     Promptly following the end of each calendar year, Tenant shall cause to be conducted, at its sole cost and expense, an annual audit of its books and records by an accounting firm selected by Tenant and acceptable to Landlord. Within sixty (60) days after the end of each such calendar year, Tenant shall deliver audited financial statements for the business conducted at the Premises, certified without qualification by such auditors. Such audited financial statements shall be the conclusive determination for all calculations required under Article 4.

     6.04 Landlord's Right to Audit
          -------------------------

     If Tenant omits to prepare and deliver promptly any statement, report or financial statements required by the provisions of this Article 6, Landlord shall have the right, in addition to all other rights available to Landlord upon Tenant's default, to make, or cause to be made, an audit of all books and records of Tenant and any Subtenants, including their respective bank accounts which in any way pertain to or show Tenant's activities, and to prepare, or cause to be prepared, the statement, report or financial statements which Tenant has failed to prepare and deliver; Tenant shall give Landlord and its designated representatives access to such books and records at all reasonable times for purposes of making any such audit and preparing any such statement, report or financial statements. Such audit shall be made and such statements and reports shall be prepared by a person or persons selected by Landlord. The statements or reports so prepared shall be conclusive on Tenant, and Tenant shall pay all expenses of the audit and other costs incurred by Landlord in connection therewith.

     6.05 Original Record
          ---------------

     Except as otherwise provided herein, Tenant shall maintain for the term of this Lease all original books, records, files, documents, papers and agreements pertaining to the Assets, the Assumed Liabilities or to the Casino Business before the Transfer Time ("Original Records"). After the Transfer Time, Tenant shall provide Landlord and its representatives, during ordinary business hours and upon reasonable notice from Landlord, with reasonable access to the Original Records. If, at any time, Tenant proposes to dispose of any of the Original Records, Tenant shall first provide Landlord with sixty (60) days written notice of such proposal and shall offer to deliver the Original Records it wishes to dispose of to Landlord at the expense of Landlord. At the end of such sixty
(60) day period, Tenant may, without liability to Landlord, dispose of any such Original Records which Landlord has not informed Tenant in writing that it desires to recover.

                                    -xxvii-

                                  ARTICLE 7.
                                USE OF PREMISES
                                ---------------

     7.01 Specific Use of Premises
          ------------------------

     Tenant shall use and occupy the Premises as a card club and for private parties, meetings and other ancillary uses and for no other purpose without the prior written consent of Landlord. Tenant agrees that it will not change the name of the Casino without the prior consent of Landlord. Tenant shall not allow the Premises to be used for any unlawful purpose, nor shall Tenant cause or permit any noxious use of or nuisance in, on or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything therein which will in any way increase the rate or jeopardize the coverage of insurance thereon.

     7.02 Conduct of Business
          -------------------

     (a) Landlord and Tenant acknowledge that Tenant's obligation to operate a business in conformance with this Article 7 is a material inducement to Landlord to enter into this Lease, without which Landlord would not have entered into this Lease. Accordingly, except as expressly provided elsewhere herein, Tenant agrees to conduct business continuously at the Premises during the entire Term of this Lease, except when prevented from doing so by reason of the acts or omissions of Landlord or any Affiliate, strikes, lockouts, casualty damage, the order of any governmental agency having jurisdiction over the Premises and/or the conduct of Tenant's business therein or other reasons (other than financial inability) beyond Tenant's reasonable control or during such periods that alterations or repairs are being made to the Premises which make it impracticable to keep the Premises open. Tenant agrees that, commencing with the Commencement Date and continuing for the remainder of the Term, Tenant shall be open for business on a 24-hour a day basis except to the extent prohibited by law. Tenant shall not enter into new Contracts relating to the Working Capital or the Casino Business, or amend any Assigned Contract, where the term of such Contract or amendment extends beyond the term of this Lease without Landlord's prior written consent unless such Contract or amendment is, as of the Reversion Time, terminable at the sole option of Landlord or Landlord's designee upon no longer than thirty (30) days notice without any additional payment by or liability to Landlord or Landlord's designee.

     (b) In the event that Landlord consents to any subleasing, Tenant shall cause all Subtenants to comply with all of the requirements of this Section 7.02 to the same extent as if each such Subtenants were the Tenant hereunder.

     Tenant shall at all times during the Term of this Lease hold a valid state gambling license.

     7.03 Compliance with Laws
          --------------------

     Landlord and Tenant shall cause all maintenance, repair and alterations to the Premises to be performed in a good and workmanlike manner and in compliance with all

                                   -xxviii-
federal, state, county, city, or government agency laws, statutes, ordinances, standards, rules, requirements or orders now in force or hereafter enacted, promulgated, or issued and any covenants and restrictions of record (including, without limitation, government measures regulating or enforcing public access, occupational, health, or safety standards for employers, employees, landlords, or tenants) (collectively, "Applicable Laws"). Landlord shall, at its sole cost and expense, make any repairs, replacements, alterations or improvements to the Premises necessary to comply with all Applicable Laws.

     7.04 Independent Business
          --------------------

     By this Lease, neither party acquires any right, title or interest in or to any property of the other party except such rights as are specifically stated in this Lease. The relationship between Landlord and Tenant is solely that of Landlord and Tenant, and is not and shall not be deemed to be a partnership or joint venture.

                                  ARTICLE 8.
                     MAINTENANCE, REPAIRS AND ALTERATIONS
                     ------------------------------------

     8.01 By Tenant
          ---------

     Tenant will, at its sole cost and expense, perform such maintenance and repairs as are necessary to keep and maintain the non-structural portions of the Premises and all Building Systems (as hereinafter defined) in good and sanitary order, condition and repair, but excluding ordinary wear and tear; provided, however, that damage caused by casualty or by subsidence or other earth movement or by Landlord's failure to perform its obligations under this Lease shall be governed by Articles 9 and 14, respectively. For purposes of this Lease, the term "Building Systems" shall mean all systems and equipment serving the building and other improvements comprising the Premises, including, without limitation, mechanical, plumbing, electrical, fire/life safety, elevator, escalator, and heating, ventilation and air conditioning ("HVAC Systems").

     8.02 By Landlord
          -----------

     Landlord will, at its sole cost and expense, perform such maintenance, repairs and replacements as are required to maintain in good order, condition and repair all structural components of the Premises, including but not limited to, roof (including skylights and trap doors), foundation, footings, load-bearing and exterior walls columns and all other structural elements of the Premises. Further, if at any time during the Term hereof, any of the Building Systems, or any components thereof require replacement or major repair, the cost of which would be treated as a capital expenditure under generally accepted accounting principles, (i) Landlord shall promptly perform and pay for such replacement or major repair, and (ii) Tenant shall reimburse Landlord annually an amount equal to the cost of any such repair or replacement, fully amortized over its useful life in accordance with generally accepted accounting principles together with interest at the reference rate (as that term is defined in Section 4.05) on the date of the commencement of the replacement or repair, to the extent so amortized during the Term hereof. Landlord will not be in default of its obligations under this Section 8.02 if Landlord performs the repairs, replacements and maintenance within twenty (20) days after written notice by Tenant to Landlord of the need for such repairs, replacements and maintenance. If, due to the nature of the particular repair, replacement or maintenance obligation, more than twenty (20) days are reasonably required to complete it, Landlord will not be in default under this Section 8.02 if Landlord begins work within such twenty (20) day period and diligently prosecutes the work to completion. Except as otherwise provided in this Lease, Tenant waives its rights, including its right to make repairs at Landlord's expense, under California Civil Code (S)(S) 1941 - 1942 or any similar law, statute or ordinance now or hereafter in effect.

     8.03 Manner of Repairs
          -----------------

     All maintenance, repairs and replacements required to be made by either party hereunder will be made in compliance with Applicable Laws and in a good and workmanlike manner, using materials at least substantially comparable to the materials used in the original construction (or most recent renovation, if applicable) of the Premises. Each party shall commence its maintenance, repairs and replacements promptly after notification by the other of the need therefor, and carry out and complete the same with all due diligence and in such manner as to cause the least possible inconvenience to the other in the conduct of its business at the Property. If repairs by one party can be made outside of the other party's business hours without substantial additional cost, reasonable efforts will be made to do so.

     8.04 Right to Make Repairs
          ---------------------

     Notwithstanding anything to the contrary herein, if one party provides notice to the other party of an event, condition or circumstance that requires repair, replacement or maintenance by the other party under Section 8.02, and if such party fails to complete such repair, maintenance or replacement within the period specified in Section 8.02, then the requesting party may (but shall not be obligated to) perform such repair, replacement or maintenance on the other party's behalf and at such party's cost and expense. If any repair, replacement or maintenance for which one party is responsible hereunder is of an emergency nature which, if not attended to promptly, might result in injury to persons or damage to property, or interfere with the conduct of the other party's business at the Property, then the other party, without prior notice, may perform such repairs, replacements or maintenance on the responsible party's behalf and at such party's cost and expense. Any sums owing from one party to the other under this Section 8.04 shall be due immediately at the time the sum is paid and, if paid at a later date, shall bear interest at the Agreed Rate from the date the sum is paid until reimbursed.

     8.05 Alterations; Improvements; Additions
          ------------------------------------

     (a) Tenant shall not make or permit the making of any improvements ("Improvements") without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. No Improvements shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all municipal and other governmental permits and authorizations of the various municipal departments and governmental subdivisions having jurisdiction, and Landlord shall join in the application for such permits or authorizations whenever such action is necessary. Worker's compensation insurance covering all persons employed in connection therewith and with respect to whom death or bodily injury claims could be asserted against Landlord shall be maintained by Tenant at all times when any work is in progress in connection with any changes or alterations. All Improvements which may be made on the Premises by Tenant or any Subtenant shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration or prior termination of the Lease at the election of Landlord. In the event that Landlord elects to have such Improvements removed, Tenant shall upon notice from Landlord remove any and all Improvements constructed by Tenant as directed by Landlord and shall restore the Premises to the condition it was in prior to the construction of such Improvements.

     (b) Landlord, acting reasonably, may, as a condition to its consent pursuant to this Section 8.05, require Tenant to furnish Landlord, prior to the commencement of any work that could constitute the basis for a mechanic's lien on the Premises and before any building materials are delivered to the Premises, with a bond by a responsible surety company licensed to do business in California, in a form and with a company satisfactory to Landlord, in an amount equal to one and one-half times the estimated cost of the work to be done and the materials to be supplied, such bond to remain in effect until all such costs shall have been fully paid and the improvements fully insured by Tenant as herein provided. Such bond, if required, shall secure completion by Tenant, or on its default by the surety, of all work free from any and all liens of contractors, subcontractors, materialmen, laborers or others and shall defend and indemnify Landlord from and against any loss, damage or liability in any manner arising out of or connected with such work. Landlord may also impose additional reasonable conditions upon its consent pursuant to this Section 8.05, including, but not limited to, a requirement that any work be supervised by a qualified engineer or architect approved by Landlord and that appropriate "builder's risk" insurance be obtained.

     (c) Any alterations ("Alterations") made in, on or about the Premises by or at the direction of Tenant (or any Subtenant), shall be made and completed with due diligence, in a good and workmanlike manner, in strict compliance with the requirements of all Applicable Laws and all conditions of Landlord's consent. Tenant agrees to carry such insurance as required by Article 10 hereof covering each and every such Alteration.

     8.06 Ownership of Improvements, Fixtures, Furnishings and Equipment.
          --------------------------------------------------------------

     All improvements, alterations, additions and installations constructed, installed, affixed or otherwise made in, on or about the Premises by or at the direction of either Landlord or Tenant (or any Subtenant) at any time prior to or during the term of this Lease, including, without limitation, any and all carpeting, floor coverings, wall coverings, lighting and hardware fixtures, window treatments and ceilings, trade fixtures whether or not permanently affixed to the Premises, furniture, business equipment and stock in trade, shall at once become a part of the realty, if applicable and, in any event belong to Landlord, without any obligation on the part of Landlord to compensate Tenant or any other person therefor. Any damage to the Premises resulting from the removal of any items permitted or required to be removed by Tenant hereunder shall be promptly repaired by Tenant at its sole cost and expense.

     8.07 Mechanic's Liens
          ----------------

     Tenant shall promptly pay in cash or its equivalent and discharge all claims for work or labor done or goods or materials furnished by third parties, at the request of Tenant or any Subtenant and shall keep the Premises free and clear of all mechanic's and materialman's liens in connection therewith. If any mechanic's or materialman's lien is filed for work done on behalf of Tenant or any Subtenant at, or materials supplied to, the Premises by a third party, Tenant shall remove such lien by payment or bond (regardless of whether Tenant contests the claim made by the person asserting such lien and regardless of whether such claim is valid or has any basis in fact or law) not later than thirty (30) days after written demand for such removal is made by Landlord. If Tenant shall fail to discharge any such lien within such 30-day period, then in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, take such action or pay such amount as Landlord, in its sole discretion, shall deem appropriate to remove such lien, and Tenant shall pay to Landlord as Additional Rent all amounts (including attorneys' fees) paid or incurred by Landlord in connection therewith within five (5) days after demand by Landlord, together with interest at the Agreed Rate from the date of payment by Landlord. Notwithstanding the foregoing, Tenant shall have the right to contest the correctness or the validity of any such lien if, immediately upon demand by Landlord, Tenant procures and records a lien release bond issued by a corporation authorized to issue surety bonds in California in an amount equal to one and one-half times the amount of the claim of lien. The bond shall meet the requirements of Civil Code (S) 3143 or any similar or successor statute and shall provide for the payment of any sum that the claimant may recover on the claim (together with costs of suit, if it recovers in the action). Landlord shall have the right to post and keep posted at any and all times on the Premises any notices for the protection of Landlord and the Premises from any such claim. Tenant shall, before the commencement of any work, or the delivery of any materials, which might result in any such lien, give to Landlord written notice of its (or any Subtenant's) intention to perform such work or obtain such materials in sufficient time to enable the posting of such notices.

                                  ARTICLE 9.
                            DAMAGE AND DESTRUCTION
                            ----------------------

     9.01 Definitions
          -----------

     For purposes of this Lease, the following terms will have the meanings indicated:

     (a) "Insured Casualty" means damage or destruction to improvements on the Premises required to be covered by the insurance described in Section 9.02, including any deductible amounts or coverage limits.

     (b) "Uninsured Casualty" means damage or destruction to improvements on the Premises which is not an Insured Casualty.

     (c) "Threshold Amount" means an amount equal to (i) ten percent (10%) of the replacement cost of the Premises at the time of a casualty, without deduction for depreciation, plus (ii) available insurance proceeds, if any, payable with respect to an earthquake or other Uninsured Casualty.

                                    -xxxii-

     9.02 Insured Casualty
          ----------------

     If an Insured Casualty occurs, Landlord, at its cost and expense, will promptly repair, restore and rebuild the improvements on the Premises in a good and workmanlike manner and with all due diligence, to substantially the same condition as existed immediately before the Insured Casualty; provided, however, that if so requested by Tenant and approved by Landlord, acting reasonably, Landlord will incorporate such changes and modifications in the improvements as Tenant reasonably determines will make the improvements more useful for the conduct of Tenant's business, so long as the value of the improvements as so changed or modified will be generally comparable to the value of the improvements immediately before the Insured Casualty. Any deductibles or coverage limits shall be shared equally between Landlord and Tenant.

     9.03 Uninsured Casualty
          ------------------

     If an Uninsured Casualty occurs and the cost to repair and restore the same does not exceed the Threshold Amount, Landlord will promptly perform such repairs and restoration and the costs thereof shall be shared equally between Landlord and Tenant. If, however, the cost to repair and restore an Uninsured Casualty exceeds the Threshold Amount, Landlord may either: (i) perform such repairs and restoration at its expense, in which case this Lease will remain in full force and effect, or (ii) terminate this Lease by giving written notice to Tenant within sixty (60) days after Landlord becomes aware of the occurrence of the Uninsured Casualty. Such termination will be effective sixty (60) days following Tenant's receipt of such notice; provided, however, that such termination will not occur and this Lease will remain in full force and effect, and Landlord will promptly repair and restore the Premises at Tenant's sole cost and expense, if prior to the effective date of such termination Tenant gives written notice to Landlord that Tenant will pay the cost of such repairs and restoration. Landlord may require reasonable evidence of Tenant's financial ability to pay such costs and expenses. All repairs and restoration required to be performed by Landlord pursuant to this Section 9.03 will be performed in the same manner as provided in Section 9.02.

     9.04 Termination of Lease
          --------------------

     Within thirty (30) days after the occurrence of any damage to or destruction of the Premises (whether insured or uninsured) which Landlord is obligated or elects to repair and restore pursuant to this Article 9, Landlord will give written notice to Tenant setting forth Landlord's contractor's reasonable determination as to the time necessary to complete such repairs and restoration ("Landlord's Repair Time Estimate"). Notwithstanding anything to the contrary herein, if Landlord's Repair Time Estimate indicates that it will take more than two hundred and seventy (270) days after the occurrence of such damage or destruction to complete such restoration or repair, Tenant may terminate this Lease by written notice to Landlord within thirty (30) days after Tenant's receipt of Landlord's Repair Time Estimate. If Tenant is not entitled or elects not to terminate this Lease pursuant to the preceding sentence, Landlord will commence the repair and restoration promptly and will diligently prosecute such work to completion. If during the course of such work Landlord determines that such repair and restoration may not be completed within two hundred seventy
(270) days after the occurrence of the damage or destruction, then Landlord will promptly provide

                                   -xxxiii-

Tenant with a revised written schedule for completion of the repairs and restoration. Tenant may, within ten (10) days after notice of such revised schedule, inform Landlord in writing that it (a) accepts such revised schedule (in which case this Lease will remain in full force and effect according to its terms) or (b) elects to terminate this Lease (in which case this Lease will terminate as of the date indicated below). If Tenant fails to respond within ten
(10) days after receipt of written notice of such revised schedule, Tenant will be deemed to have accepted such revised schedule. If the repair and restoration of the Premises is not actually completed within two hundred seventy (270) days after the occurrence of the damage or destruction, or within fourteen (14) days after the applicable revised scheduled completion date (if any), agreed to by Tenant in writing, then Tenant may terminate this Lease by written notice to Landlord at any time thereafter and prior to the actual completion of such repair and restoration. If Tenant exercises its right to terminate pursuant to this Section 9.04, then this Lease will terminate as of the date set forth in Tenant's written notice to Landlord. If Tenant does not exercise its right to terminate this Lease pursuant to this Section 9.04, then this Lease will continue in full force and effect according to its terms.

     9.05 Abatement of Rent
          -----------------

     If the Premises are rendered untenantable by reason of any Insured or Uninsured Casualty, or if it is impractical for Tenant to continue to operate its business within the tenantable portion of the Premises, either due to lack of access or utilities or for any other cause arising as a result of the Insured or Uninsured Casualty, the Rent and all other charges payable by Tenant under this Lease will abate for the period from the date of the damage or destruction until the earlier to occur of (a) ten (10) business days following delivery of the Premises to Tenant after completion of Landlord's repair and restoration work or (b) the date that Tenant reopens for business in the Premises. If only a portion of the Premises is rendered untenantable by reason of such Insured or Uninsured Casualty and it is practical for Tenant to continue to operate within the Premises following such casualty, the Rent and other charges payable by Tenant will abate proportionately based upon the extent and duration of such period of untenantability.

     9.06 Casualty Near End of Term
          -------------------------

     Anything in this Article 9 to the contrary notwithstanding, if the Premises are destroyed or substantially damaged by an Insured or Uninsured Casualty during the last twenty four (24) months of the Term, and the Premises cannot be completely restored within a period of ninety (90) days from the date of such damage, this Lease may be terminated upon written notice by either party to the other given within thirty (30) days after the occurrence of such damage. However, if at the time of said damage Tenant has a right to extend the Term pursuant to this Lease, Landlord may not terminate this Lease until it has given Tenant notice of Landlord's intent to terminate this Lease and Tenant fails to exercise said right of extension within thirty (30) days after receipt of said notice. If Tenant fails to exercise said right of extension within thirty (30) days after receipt of such notice from Landlord, this Lease will terminate effective forty five (45) days after Tenant's receipt of said notice from Landlord.

                                    -xxxiv-

     9.07  Waiver
           ------

     Except as otherwise expressly provided in this Article 9, destruction or damage to the Premises will not terminate this Lease, notwithstanding any laws of California. If this Lease is terminated pursuant to this Article 9, Tenant will be relieved from all liabilities hereunder except the liability to pay Rent up to the date of such casualty and any accrued charges, costs and expenses required to be paid by Tenant hereunder up to said date. Such termination will not impair or affect the right of either party hereto to any remedy for breach by the other of any obligation under this Lease occurring prior to such termination.

                                  ARTICLE 10.
                     INSURANCE, EXONERATION AND INDEMNITY
                     ------------------------------------

     10.01 Liability Insurance
           -------------------

     Tenant shall obtain and keep in force during the Term of this Lease a Commercial General Liability policy of insurance protecting Tenant and Landlord (as an additional insured) against claims for bodily injury, personal injury or personal advertising injury, and property damage based upon, involving, or arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less the average limitation then being maintained by reputable owners or operators of similar space based on Tenant's use (and the parties agree that current levels for Casino operation is not less than Ten Million Dollars and No Cents ($10,000,000.00) per occurrence). Such insurance shall be with an "Additional Insured-Managers or Landlords of Property" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke, or fumes from a hostile fire. Such policy shall not contain any intra-insured exclusions as between insured persons or entities, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease. During the construction, alteration, or repair of any improvements on the Premises, the party contracting for said construction shall provide and maintain workers' compensation and employers' liability insurance covering all persons employed in connection with such construction, alteration, or repair and with respect to whom death or personal injury claims could be asserted against Landlord, Tenant, or the Premises.

     10.02 Property Insurance
           ------------------

           (a)  Building and Improvements.  In the event CDC fails to carry the
                -------------------------
insurance required of it under the CDC Lease, then Landlord shall obtain and keep in force during the Term a policy or policies of insurance insuring against damage to, or destruction of any improvements comprising the Premises, together with all fixtures, machinery and equipment therein and thereon. The amount of such insurance shall be equal to the full replacement cost of the improvements comprising the Premises, as such cost shall change from time to time, or such greater amount as may be required pursuant to Applicable Laws. Such policy or policies shall insure against all risks of direct physical loss or damage (including, if mutually approved of by Landlord and Tenant or required by Landlord's mortgagee, the perils of flood and/or earthquake if and to the extent obtainable on commercially reasonable terms, including, without limitation, coverage for any additional costs resulting from debris removal and coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any Applicable Law as the result of a covered cause of loss. Such policy or policies shall also contain an agreed valuation provision (in lieu of any coinsurance clause), and waiver of subrogation. If such insurance coverage has a deductible clause, the deductible amount shall not exceed fifty thousand dollars ($50,000) per occurrence.

            (b) Rental Value.  Landlord shall, in addition, obtain and keep in
                ------------
force during the Term for the costs of a policy or policies in the name of Landlord, with loss payable to Landlord, insuring the loss of the Rent for one
(1) year. Such insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one (1) full year's loss of rental revenues from the date of any such loss. Such insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Tenant, for the next one (1) year. Tenant shall be liable for any deductible amount in the event of such loss. Tenant may obtain its own policy of business interruption insurance.

            (c) Tenant's Reimbursement Obligations.  Tenant will reimburse
                ----------------------------------
Landlord for all insurance costs incurred under this Section 10.02 ("Reimbursable Insurance Costs"). Immediately on receipt of each insurance bill covering a Reimbursable Insurance Cost, Landlord will furnish a copy to Tenant. Tenant will pay the amount of the Reimbursable Insurance Cost for which it is responsible hereunder to Landlord within twenty (20) days of its receipt of the insurance bill.

     10.03  Tenant's Property Insurance
            ---------------------------

     Tenant, at its sole cost, shall either by separate policy or, at Landlord's option, by endorsement to a policy already carried, maintain insurance coverage on all of the personal property in, on, under, or about the Premises, whether owned by Landlord or Tenant, similar in coverage to that carried under Paragraph
8.2 hereof. Such insurance shall be full replacement cost coverage with a deductible of not to exceed Fifty Thousand Dollars and No Cents ($50,000.00) per occurrence. The proceeds from any such insurance shall be used by Tenant for the replacement of personal property.

     10.04  Landlord's Insurance
            --------------------

     Landlord, at its expense, may obtain and keep in force during the Term of this Lease a blanket policy of public liability insurance covering the Premises.

     10.05  Insurance Policies
            ------------------

     Insurance required hereunder shall be kept in companies duly licensed to transact business in the State of California and if such company is rated, maintaining during the policy term a "General Policyholders Rating" of at least A, VIII (or such lesser rating as may be reasonably acceptable to the non-insuring party), as set forth in the most current issue of

                                    -xxxvi-

"Best's Insurance Guide." Neither party shall do or permit to be done anything which shall invalidate the insurance policies referred to in this Article 10. With respect to insurance required of the parties hereunder, the party undertaking to obtain such insurance (the "Insuring Party") shall cause to be delivered to the other party (the "Non-Insuring Party") certified copies of policies of insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice from the Insuring Party to the Non-Insuring party. The Insuring Party shall, at least fifteen (15) days prior to the expiration of such policies, furnish the Non-Insuring Party with evidence of renewals or "insurance binders" evidencing renewal thereof, or else the Non-Insuring may order such insurance and charge the cost thereof to the Insuring Party, which amount shall be payable upon demand. If an Insuring Party shall fail to procure and maintain the insurance required to be carried by it under this Article 10, the Non-Insuring Party may, but shall not be required to, procure and maintain such insurance, but at the Insuring Party's expense.

     The insurance provided for herein may be brought within the coverage of a so-called "blanket" policy or policies of insurance carried and maintained by Tenant or Landlord if (i) Landlord and, if requested by Landlord, any mortgagee of Landlord shall be named as additional insureds or loss payees thereunder as required in this Article 10, (ii) the coverage afforded Landlord and Tenant shall not be reduced or diminished by reason of the use of such "blanket" policy or policies and (iii) all of the other requirements set forth in this Article 8 are satisfied.

     10.06  Waiver of Subrogation
            ---------------------

     To the extent permitted by law and without affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant each waives any right to recover against the other (a) damages for injury to or death of persons, (b) damages to property, (c) damage to the Premises or any part thereof, and (d) claims arising by reason of any of the foregoing, but only to the extent that any of the foregoing damages and/or claims are covered (then only to the extent of such coverage) by insurance actually carried, or required by this Lease to be carried, by either Landlord or Tenant. This provision is intended to waive fully, and for the benefit of each party, any rights and/or claims which might give rise to a right of subrogation in any insurer. Each party shall cause each insurance policy obtained by it to permit such waiver of subrogation or to provide that the insurer waives all right of recovery by way of subrogation against either party in connection with any damage covered by such policy. If any insurance policy cannot be obtained permitting or providing for a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurers issuing policies not permitting or providing for a waiver of subrogation, the party undertaking to obtain such insurance shall notify the other party in writing of this fact. The other party shall have a period of fifteen (15) days after receiving the notice either to place the insurance with an insurer that is reasonably satisfactory to the other party and that will carry the insurance permitting or providing for a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If such insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party shall be relieved of the obligation to obtain a waiver of subrogation

                                   -xxxvii-
rights with respect to the particular insurance involved during the policy period of such insurance, but such obligation shall revive (subject to the provisions of this Section 10.06) upon the expiration of such policy period.

     10.07  Exoneration and Indemnity
            -------------------------

     (a) Tenant shall indemnify Landlord and its Affiliates, and each of their respective agents, contractors, officers, shareholders and employees and hold each of them harmless from and against any and all losses, liabilities, judgments, settlements, causes of action, suits, costs and expenses (including reasonable attorneys' fees and other costs of investigation and defense) which they may suffer or incur by reason of any claim asserted by any person arising out of, or related to (or allegedly arising out of or related to): (i) Tenant's use and occupancy of the Premises, use of the Common Areas and Tenant's activities in and about the Premises or the Common Areas including, without limitation, use or occupancy by Tenant's employees, suppliers, shippers, customers and invitees; (ii) any failure by Tenant to perform any material obligation to be performed by Tenant under the terms of this Lease (including without limitation the failure by Tenant to pay, perform and discharge when due the Assumed Liabilities); (iii) any wrongful act, wrongful omission, negligence or willful misconduct of Tenant or any of its agents, employees, representatives, officers, directors or independent contractors or (iv) the conduct of the Casino Business from and after the Transfer Time until termination of this Lease. If any action or proceeding is brought against Landlord or any of its Affiliates (or any of their respective agents, contractors, officers, shareholders or employees) by reason of any such claim, Tenant, upon Landlord's request, shall defend the same by counsel reasonably satisfactory to Landlord, at Tenant's expense.

     (b) Landlord shall indemnify Tenant and its Affiliates, and each of their respective agents, contractors, officers, shareholders and employees and hold each of them harmless from and against any and all losses, liabilities, judgments, settlements, causes of action, suits, costs and expenses (including reasonable attorneys' fees and other cost of investigation and defense) which they may suffer or incur by reason of any claim asserted by any person arising out of, or related to (or allegedly or arising out of or related to): (i) any failure by Landlord to perform any material obligation to be performed by Landlord under the terms of this Lease (including without limitation the failure by Landlord to pay, perform and discharge when due any liabilities or obligations of Landlord other than the Assumed Liabilities); (ii) any wrongful act, wrongful omission, negligence or misconduct of Landlord or any Affiliate of Landlord or any of its or their agents, employees, representatives, officers, directors or independent contractors; (iii) Landlord's activities in and about the Premises or (iv) the conduct of the Casino Business prior to the Transfer Time (except for the Assumed Liabilities). If any action or proceeding is brought against Tenant or any of its Affiliates (or any of their respective agents, contractors, officers, shareholders or employees) by reason of any such claim, Landlord upon Tenant's request, shall defend the same by counsel satisfactory to Tenant at Landlord's expense.

     10.08  Cooperation in Third-Party Litigation
            -------------------------------------

     Each party shall provide such cooperation as the other party or its counsel may reasonably request in connection with (a) any proceedings for which such party may be entitled to indemnification from such other party under this Lease and (b) liabilities retained

                                   -xxxviii-
by such other party. Such cooperation shall include, but not be limited to: (i) making available at the reasonable request of such other party or its counsel, and permitting such other party and its counsel, to make and retain copies of any and all documents in the possession of or otherwise available to such party, and allowing such other party to make inspections of the Premises; (ii) making available upon the reasonable request of such other party or its counsel, employees and other persons within the control of or available to such party to consult with and assist such other party and its counsel and to prepare for and testify in connection with any proceedings, including depositions, trials and arbitration proceedings; and (iii) making available at the reasonable request of such other party or its counsel such other resources as may be within the control of or available to such party. Such other party shall reimburse such party for such party's reasonable, documented out-of-pocket expenses incurred (including such items as travel costs, and reasonable attorneys' fees but not including any employee salaries or overhead) in connection with fulfilling its obligations under this Section 10.08.

                                  ARTICLE 11.
                     ASSIGNMENT, SUBLETTING, HYPOTHECATION
                     -------------------------------------

     11.01  Consent Required
            ----------------

     Except as hereinafter provided in this Article 11, Tenant shall not voluntarily, involuntarily or by operation of law assign, transfer, mortgage, pledge, hypothecate or otherwise encumber or transfer (collectively, a "Transfer") all or any part of Tenant's interest in this Lease or in the Premises, or sublet the whole or any part of the Premises, or permit any other person, firm or corporation (a "Subtenant") to occupy by license, concession or otherwise any portion of the Premises (collectively, a "Subletting"), without first obtaining in each and every instance the prior written consent of Landlord. Any Transfer or further subletting by a Subtenant shall be considered a Subletting or Transfer hereunder and shall require the prior written consent of Landlord. Express as expressly set forth in Section 11.02, consent to any type of Transfer may be withheld in Landlord's sole discretion.

     Any purported Transfer or Subletting without Landlord's prior written consent shall be null and void and have no force or effect whatever and shall constitute an incurable breach of this Lease.

     11.02  Indirect Transfers
            ------------------

     If, at any time during the Term, Tenant is a partnership, the death, insolvency, withdrawal, substitution, addition or change in the identity of any general partner of Tenant (including, without limitation, any transfer of any stock of any corporation which is a partner of Tenant) following the date such partnership becomes the Tenant hereunder shall be deemed a Transfer within the meaning of this Lease. If, at any time during the Term, Tenant is a corporation, the transfer of all or any part of the stock of Tenant to any person who is not as of the date hereof a shareholder of Tenant shall be considered a Transfer for purposes of this Lease whether such change occurs by reason of transfer, redemption, issuance of additional stock, operation of law, or any other cause whatever. Tenant may not transfer any stock if the proposed transferee is not compatible with the licensing, permitting,

                                    -xxxix-
regulatory and other governmental restrictions applicable to Tenant, Landlord and Landlord's Affiliates. Tenant represents and warrants that Leo Chu owns One Hundred Percent (100%) of the issued and outstanding stock of Tenant. In the event of the death of Leo Chu during the term of this Lease, Landlord shall not unreasonably withhold its consent to the transfer of the stock of Tenant, provided that the proposed transferee otherwise meets the requirements set forth in this Section 11.02.

     11.03  Obligations of Transferees and Subtenants
            -----------------------------------------

     (a) Each person or entity obtaining ownership of Tenant's interest in this Lease, or any portion thereof, by reason of a Transfer (a "Transferee"), shall unqualifiedly agree in writing, for the benefit of Landlord, to perform all of the obligations of Tenant under this Lease. Such agreement shall be in form and substance satisfactory to Landlord and shall be delivered to Landlord no later than the date of such Transfer.

     (b) In connection with any Subletting, Tenant shall use only such form of agreement with a Subtenant concerning such Subletting (a "Sublease") as shall have been approved, as to form and substance, by Landlord, acting reasonably and after approval, such Sublease shall not be amended or modified in any material respect without the prior written consent of Landlord. Each Subtenant shall, by reason of having entered into such Sublease, be deemed to have agreed, for the benefit of Landlord (i) to the provisions specified in Section 11.05 hereof, and
(ii) to comply with each and every obligation to be performed by Tenant hereunder (specifically including Section 5.02 hereof and this Article 11), except (i) Tenant's obligation to pay Rent to Landlord; and (ii) the minimum policy limits of any insurance to be carried by a Subtenant. Concurrently with any Subletting, Tenant shall provide Landlord with written notice of the name and address of any Subtenant for the purpose of giving notices to such Subtenant.

     11.04  Continued Liability; No Waiver
            ------------------------------

     Any consent to any Transfer or Subletting which may be given by Landlord shall not constitute a waiver by Landlord of the provisions of this Article, or a consent to any other or further Transfer or Subletting, or, in the event of a Subletting, a release of Tenant from primary liability for the full performance by it of the provisions of this Lease. Notwithstanding any Subletting, Tenant shall continue to be liable for the full performance of each and every obligation under this Lease to be performed by Tenant, regardless of whether Tenant is in possession of the Premises or has any power or legal ability to perform such obligations. Notwithstanding any Transfer (or multiple Transfers) the person named herein as Tenant (and any Transferee) shall continue to be primarily liable in any and all events for the full performance of each and every obligation under this Lease to be performed by Tenant, and the obligations under this Lease of the person named herein as Tenant and any and all Transferees shall be joint and several.

     11.05  Transfer of Landlord's Interest.
            -------------------------------

     The term "Landlord" as used herein shall mean and include only the owner or owners, at the time in question, of the fee title to the Premises. In the event of any transfer, assignment or other conveyance or transfers of any such title to any party other than an

                                     -xl-

Affiliate, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and, without further agreement, the transferee of such title or interest shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises and/or this Lease without Tenant's consent and such transfer or subsequent transfer shall not be deemed a violation by Landlord of any of the terms and conditions hereof.

     11.06  Limitation on Landlord's Interest as to Transferees.
            ---------------------------------------------------

     Neither Landlord nor any assignee or transferee shall have the right to in any way participate, or shall in any way participate, in the operation or ownership of the Casino Business, or shall in any way receive a financial interest in or exercise influence over the Casino Business. Pursuant to this
Section 11.06, Landlord shall expressly state, in any document which transfers, assigns or conveys any of its rights, title or interest to this Lease, that no assignee or transferee shall have the right to participate, or shall participate, in the ownership or operation of the Casino Business, or shall in any way obtain a financial interest in and/or exercise any influence over the Casino Business.

                                  ARTICLE 12.
                                EMINENT DOMAIN
                                --------------

     12.01  Effect on Lease
            ---------------

     If the Premises or any portion thereof are taken or damaged, including severance damage, under the power of eminent domain or by inverse condemnation or for any public or quasi-public use, or voluntarily conveyed or transferred in lieu of an exercise of eminent domain or while condemnation proceedings are pending (all of which are herein called "Condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If so much of the Premises is taken by condemnation that the remainder is unsuitable for Tenant's continued occupancy for the uses and purposes for which the Premises are leased, Tenant shall have the option, exercisable only by written notice to Landlord within thirty (30) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken title or possession, whichever first occurs), to terminate this Lease as of the later of the date the condemning authority takes such title or possession (whichever first occurs) or the date Tenant vacates the Premises; provided, however, that if Landlord disagrees with Tenant's determination that the portion of the Premises remaining after condemnation is unsuitable for Tenant's occupancy, such controversy shall be settled by arbitration in Los Angeles, California in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. In the event that less than all of the Premises shall be taken by condemnation and Tenant does not elect to terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent and applicable Additional Rent shall be reduced in the

                                     -xli-
same ratio that the floor area of the portion of the Premises taken by such condemnation bears to the floor area of the Premises immediately before such condemnation.

     12.02  Award
            -----

     In the event of any Taking, whether whole or partial, Landlord and Tenant shall be entitled to receive and retain such separate awards and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

     12.03  Rebuilding
            ----------

     In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of the severance damages applicable to the building of which the Premises are a part actually received by Landlord and Tenant in connection with such condemnation, and subject to the provisions of any Landlord's mortgage concerning the application of condemnation proceeds, cause such restoration and repair to the remaining portion of the Premises to be done as may be necessary to restore them to an architectural and usable whole reasonably suitable for the conduct of the business of Tenant.

                                  ARTICLE 13.
                     TENANT'S BREACH; LANDLORD'S REMEDIES
                     ------------------------------------

     13.01  Tenant's Breach
            ---------------

     The occurrence of any one of the following events shall constitute an "Event of Default" and a breach of this Lease by Tenant:

     (a) The failure by Tenant to make any payment of Base Rent, Additional Rent or other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof from Landlord to Tenant; provided, however, that no such notice shall be required if, during the preceding twelve (12) calendar months, Landlord shall have provided three (3) such notices.

     (b) The failure by Tenant to observe or perform any of the material covenants or obligations under this Lease to be observed or performed by Tenant, other than as specified in subsections (a) and (d) of this Section 13.01, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant (provided however, that if the default involves a hazardous condition or substance, Tenant shall have such shorter cure period as Landlord shall specify in writing in its written notice to Tenant of the default if such shorter period is reasonable under then existing circumstances, such as imminent danger of spread of contaminants or other danger to persons or health); provided, however, that if the nature of such failure is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be in default if Tenant shall commence such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

     (c) The abandonment of the Premises (or a substantial portion thereof) by Tenant.

                                    -xlii-

     (d) The failure by Tenant to remain fully licensed as a "card club operator" in good standing at all times during the Term of this Lease which failure shall continue for a period of five (5) days.

     (e) The appointment by any court of a receiver, interim trustee or trustee to take possession of any asset or assets of Tenant, said receivership or trusteeship remaining undischarged for a period of sixty (60) days.

     (f)   A general assignment by Tenant for the benefit of creditors.

     (g) The filing of a voluntary petition by Tenant in bankruptcy or any other petition under any section or chapter of the Bankruptcy Code or any similar law, whether state, federal or foreign, for the relief of debtors.

     (h) The filing against Tenant of an involuntary petition or any other petition under any section or chapter of the Bankruptcy Code or any similar law, whether state, federal or foreign, for the relief of debtors by the creditors of Tenant, said petition remaining undischarged for a period of sixty (60) days.

     (i) The levy, attachment, execution or judicial seizure of Tenant's interest in this Lease or all or any part of the properties and assets of Tenant, such attachment, execution or other seizure remaining undismissed or undischarged for a period of fifteen (15) days after the levy thereof.

     (j) The admission in writing by Tenant of its inability to pay its respective debts or perform its obligations as they become due.

     (k) The calling of a meeting of the creditors representing a significant portion of the unsecured liabilities of Tenant for the purpose of effecting a moratorium, extension, composition or any of the foregoing.

     (l) The occurrence of any of the events specified in subsections (e) through (l), inclusive, with respect to any general partner of Tenant (if Tenant is a partnership) or any guarantor of Tenant's obligations under this Lease.

     (m) The occurrence of any event which expressly constitutes an incurable breach of this Lease.

     The notices specified in subsections (a) and (b) of this Section 13.01 shall be in lieu of, and not in addition to, any notices required under California Code of Civil Procedure Section 1161 or any successor statute.

     13.02 Landlord's Remedies
           -------------------

     In the event of an Event of Default under Section 13.01 then Landlord, in addition to any other rights or remedies it may have at law, in equity or otherwise, shall have the following rights:

                                    -xliii-

     (a) Landlord shall have the right to terminate this Lease and Tenant's right to possession of the Premises by giving written notice of termination to Tenant. No act by Landlord other than giving express written notice to Tenant shall terminate this Lease or Tenant's right to possession of the Premises. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedy it may have, it is hereby agreed by Landlord and Tenant that the damages Landlord shall be entitled to recover under this Lease shall include without limitation:

          (i) The worth, at the time of award, of the unpaid Rent that has been earned at the time of the termination of this Lease;

          (ii) The worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of Rent that Tenant proves could have been reasonably avoided;

          (iii) The worth, at the time of award, of the amount by which the unpaid Rent for the balance of the stated term hereof (determined without regard to the termination of this Lease for Tenant's breach) after the time of award exceeds the amount of the loss of Rent that Tenant proves could be reasonably avoided; and

          (iv) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's breach, including, but not limited to, the costs and expenses (including attorneys' fees, court costs, advertising costs and brokers' commissions) of recovering possession of the Premises, removing persons or property therefrom, placing the Premises in good order, condition and repair, preparing and altering the Premises for reletting and all other costs and expenses of reletting.

     "The worth, at the time of award," as used in subparagraphs (i) and (ii) above shall be computed by allowing interest at the Agreed Rate. "The worth at the time of award," as referred to in subparagraph (iii) above shall be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). The terms "Rent" and "Rents" as used in this Section 13.02 shall include the Rent, and all Additional Rent and all other fees and charges required to be paid by Tenant pursuant to the provisions of this Lease.

     (b) Even though Tenant has breached or defaulted under this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate by express written notice Tenant's right to possession, and Landlord may enforce all of its rights and remedies under this Lease., including but not limited to the right to recover all Rents as they become due hereunder.

     (c)  In addition, Landlord shall have the right to:

          (1) Continue the Lease and Tenant's right to possession in effect (under California Civil Code Section 1951.4) after Tenant's breach and abandonment and recover the Rent as it becomes due, whether or not Tenant shall have abandoned the Premises.

                                    -x1iv-

         (2) Re-enter the Premises and remove all persons or property from the Premises. Property may be stored or disposed of as provided under applicable law. Acts of re-entry or maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Landlord's interest under the Lease, shall not constitute a termination of the Tenant's right to possession unless Landlord has given a written notice of such election to Tenant.

         (3) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state wherein the Premises are located.

     (d) The expiration or termination of this Lease and/or the termination of Tenant's right to possession shall not relieve Tenant from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Tenant's occupancy of the Premises.

     13.03   Right to Cure Tenant's Default
             ------------------------------

     If, after the expiration of any cure or notice period, Tenant has failed to do any act required to be done by Tenant hereunder, Landlord may (but without being obligated to do so) cure such failure at Tenant's cost. If Landlord at any time, by reason of Tenant's failure to comply with the provisions of this Lease, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid and, if paid at a later date, shall bear interest at the Agreed Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. Such sum, together with interest thereon, shall be Additional Rent hereunder.

     13.04   Landlord's Remedies Not Exclusive
             ---------------------------------

     The several rights and remedies herein granted to Landlord shall be cumulative and in addition to any others to which Landlord is or may be entitled by law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies which Landlord may have and shall not be deemed a waiver of any of Landlord's rights or remedies or to be a release of Tenant from any of Tenant's obligations, unless such waiver or release is expressed in writing and signed by Landlord.

     13.05   Receipt of Rents
             ----------------

     Landlord's acceptance of full or partial payment of Rent following any Event of Default shall not constitute a waiver of such Event of Default.

                                  ARTICLE 14.
                     LANDLORD'S DEFAULT; TENANT'S REMEDIES
                     -------------------------------------

     14.01   Landlord's Default
             -------------------

     The failure by Landlord to observe or perform any of the material covenants or obligations under this Lease to be observed or performed by Landlord where such failure

                                     -x1v-
shall continue for a period of thirty (30) days after written notice thereof from Tenant to Landlord shall constitute a default of this Lease by Landlord; provided, however, that if the nature of such failure is such that more than thirty (30) days are reasonably required for its cure, then Landlord shall not be in default if Landlord shall commence such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

     14.02   Tenant's Remedies
             -----------------

     (a) In the event of Landlord's default under Section 14.01 after the expiration of any applicable cure period, in addition to any other rights or remedies it may have at law, in equity or otherwise, Tenant, acting reasonably, shall have the right but not the obligation to cure Landlord's default, at Landlord's expense. If Tenant at any time, by reason of Landlord's failure to comply with the provisions of this Lease, pays any sum or does any act that requires the payment of any sum, the sum paid by Tenant shall be due immediately from Landlord to Tenant at the time the sum is paid and, if paid at a later date, shall bear interest at the Agreed Rate from the date the sum is paid by Tenant until Tenant is reimbursed by Landlord. In no event will such deduction be the basis of forfeiture of this Lease nor constitute a default in the payment of Rent unless Tenant fails to pay the amount of such deduction within ten (10) days after Tenant's receipt of notice of a final adjudication that such amount is owing to Landlord.

     (b) Tenant may recover from Landlord any and all damages or expenses suffered or incurred by Tenant as a result of such Landlord's Default; and

     (c) Tenant may obtain and enforce an order of specific performance against Landlord, or may enforce any other remedy available to Tenant at law or in equity.

     14.03   Tenant's Remedies Not Exclusive
             -------------------------------

     The several rights and remedies herein granted to Tenant shall be cumulative and in addition to any others to which Tenant is or may be entitled by law or in equity (provided, however, that Tenant waives any offset rights it may have), and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies which Tenant may have and shall not be deemed a waiver of any of Tenant's rights or remedies or to be a release of Landlord from any of Landlord's obligations, unless such waiver or release is expressed in writing and signed by Tenant.

     14.04   Payment of Rents
             ----------------

     Tenant's full or partial payment of Rent following any default of Landlord under this Lease shall not constitute a waiver of such default.

                                  ARTICLE 15.
                              HAZARDOUS SUBSTANCES
                              --------------------

     15.01   Tenant's Obligations.
             --------------------

                                     -x1vi-

     Tenant will not generate, bring onto, use, store or dispose of any Hazardous Substance (as hereinafter defined) on or about the Premises except for such substances that are reasonably required in the ordinary course of Tenant's business conducted on the Premises or otherwise approved in writing by Landlord. Tenant will use, store and dispose of all such Hazardous Substances in compliance with all applicable statutes, ordinances and regulations in effect during the Lease Term that relate to public health and safety and protection of the environment ("Environmental Laws"). Tenant will, at its sole cost and expense, clean-up and remediate any Hazardous Substance released on or about the Premises by Tenant and will indemnify, defend and hold harmless Landlord from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties and attorneys fees, relating to Hazardous Substances, if any, brought onto the Premises by Tenant or Tenant's agents or employees.

     15.02   Notice of Release or Investigation.
             ----------------------------------

     If during the Term of this Lease either party becomes aware of (i) any actual or threatened release of any Hazardous Substance on, under, or about the Premises, or (ii) any inquiry, investigation, proceeding or claim by any government agency or other person regarding the presence or alleged presence of any Hazardous Substance on, under or about the Premises, that party will give the other party written notice of the release, inquiry, investigation, proceeding or claim within five (5) days after learning about it and will simultaneously furnish to the other party copies of any correspondence, claims, notices of violations, reports or other writings received or sent by the party providing notice that pertain to the release or investigation.

     15.03   Definition of "Hazardous Substance".
             ----------------------------------

     For purposes of this Lease, the term "Hazardous Substance" means: (i) any "hazardous substance," as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) (42 United States Code sections 9601-9675); (ii) "hazardous waste," as that term is defined in the Resource Conservation and Recovery Act of 1976 (RCRA) (42 United States Code sections 6901-6992k); (iii) any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance, within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance, or material, now or hereafter in effect); (iv) petroleum, crude oil or any fraction thereof; (v) radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code sections 2011-2297g-4; (vi) asbestos in any form or condition; and (vii) polychlorinated biphenyls ("PCBs") and substances or compounds containing PCBs.

                                    -x1vii-

                                  ARTICLE 16.
                        MORTGAGE OF LANDLORD'S INTEREST
                        -------------------------------

     16.01   Subordination
             -------------

     The rights of Tenant hereunder shall be subject and subordinate to the lien or interest of any Landlord's mortgage. Landlord shall use its reasonable efforts to cause the holder thereof to execute and deliver to Tenant a subordination, non-disturbance and attornment agreement in form and substance reasonably acceptable to Tenant.

     16.02   Tenant's Obligations With Respect to Landlord's Mortgage
             --------------------------------------------------------

     Tenant shall at any time and from time to time, upon not less than twenty
(20) days' prior written request by Landlord, deliver to Landlord either or both of the following:

     (a) Such financial information concerning Tenant and Tenant's operations as reasonably may be required by any mortgagee or prospective mortgagee under any Landlord's mortgage; provided, however, that any such financial information shall be required and used only for bona fide business reasons related to such mortgage or the obtaining thereof; and

     (b) An executed and acknowledged instrument amending this Lease in such respect as may be reasonably required by any mortgagee or prospective mortgagee under any Landlord's mortgage; provided, however, that any such amendment shall not materially alter or impair any of the rights and remedies of Tenant under this Lease.

     16.03   Definition of Landlord's Mortgage and Landlord's Mortgagee
             ----------------------------------------------------------

     As used in this Lease, the term "Landlord's Mortgage" refers to each mortgage or deed of trust which may in the future encumber, the Premises or any part thereof, and each lease of which Landlord is the lessee which covers, or may in the future cover, the Premises or any part thereof. As used in this Lease, the terms "Landlord's Mortgagee" and "Mortgagee of Landlord" include the mortgagee, or bondholder under each such mortgage, the beneficiary under each such deed of trust and the lessor under each such lease.

                                  ARTICLE 17.
                            TAXES AND OTHER CHARGES
                            -----------------------

     17.01   Payment of Taxes
             ----------------

     Landlord shall pay all real estate taxes and general and special assessment levied and assessed against the Property and the improvements thereon.

     17.02   Tenant's Obligations
             --------------------

     (a)     Tenant shall reimburse Landlord, as Common Area Charges under
Section 4.03, for any and all real estate taxes and general or special assessments levied and assessed against the Premises or upon, allocable to, or measured by or on the gross or net rent payable

                                   -x1viii-
hereunder, but excluding (i) inheritance, estate, succession or transfer taxes of Landlord, (ii) income, excise, franchise or gross profits taxes on Landlord or any other taxes imposed on or measured by the net income of Landlord from all sources.

     (b) Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property or Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

     17.03   Right to Contest
             ----------------

     Landlord shall, at the request of Tenant and at Tenant's sole cost and expense, seek a reduction in the assessed valuation of the Premises or otherwise contest any real property taxes or assessments applicable to the Premises. If so requested by Tenant, Landlord will join in such proceeding or contest or permit it to be brought in Landlord's name, and will otherwise cooperate with Tenant in connection with any such proceeding or contest. In the event Landlord is successful in any such proceeding or contest, Landlord will promptly pay over to Tenant the amount of any refund or rebate of overpaid taxes received by Landlord from the taxing authority attributable to the Premises.

                                  ARTICLE 18.
                           UTILITY AND OTHER SERVICES
                           --------------------------

     18.01    Utility Charges
              ---------------

     Landlord shall make application and otherwise arrange, and pay or cause to be paid all charges for water, sewer, gas, electricity, light, power, telephone and any other utility services used in or on or supplied to or for the Premises, or any part thereof. Tenant shall pay a pro rata share of such charges based upon Tenant's use. The Parties shall act in good faith to agree on Tenant's pro rata share on an annual basis.

     18.02   Compliance With Governmental Regulations
             ----------------------------------------

     Landlord and Tenant shall comply with all rules, regulations and requirements promulgated by national, state or local government agencies or utility suppliers concerning the use of utility services, including any rationing, limitation, or other control. Landlord may cooperate voluntarily in any reasonable manner with the efforts of all governmental agencies or utility suppliers in reducing consumption of energy or other resources. Tenant shall not be entitled to terminate this Lease nor to any reduction or abatement of Rent by reason of such compliance or cooperation. Tenant agrees at all times to cooperate fully with Landlord and to abide by all rules, regulations and requirements which Landlord may prescribe in order to maximize the efficiency of the HVAC system and all other utility systems.

                                    -x1ix-

     18.03   Security; Landlord Nonresponsibility; Indemnity
             -----------------------------------------------

     Tenant expressly agrees that Tenant shall have the sole responsibility for providing surveillance and security relating to the Premises and the persons therein and the activities conducted in and about Premises, including, without limitation, surveillance necessary to maintain the integrity of the casino activities, and Landlord shall have no responsibility with respect thereto. Under no circumstances, and in no event, shall Landlord be liable to Tenant, any Subtenant or any other person by reason of any theft, burglary, robbery, assault, trespass, arson, unauthorized entry, vandalism, or any other act of any person (other than a duly authorized agent of Landlord) occurring in or about the Premises, and Tenant shall indemnify Landlord and its agents, contractors and employees and hold each of them harmless from and against any and all losses, liabilities, judgments, costs or expenses (including reasonable attorneys' fees and other costs of investigation or defense) which they may suffer or incur by reason of any claim asserted by any person arising out of, or related to, any of the foregoing.

                                  ARTICLE 19.
                               GENERAL PROVISIONS
                               ------------------

     19.01   Estoppel Certificates
             ---------------------

     Each of the parties shall, without charge, at any time and from time to time, within ten (10) business days after request by any other party, deliver a written certificate duly executed and acknowledged, certifying to the requesting party, or any other person or entity specified by the requesting party:

     (a) That this Lease is unmodified and in full force and effect, or if there has been any modification, that the same is in full force and effect as so modified, and identifying any such modification;

     (b) Whether or not to the knowledge of the certifying party there are then existing any offsets or defenses in favor of such party against the enforcement of any of the terms, covenants and conditions of this Lease and, if so, specifying the same, and also whether or not to the knowledge of the certifying party, the requesting party has observed and performed all of the terms, covenants and conditions on its part to be observed and performed, and, if not, specifying the same;

     (c) The dates to which Base Rent, Additional Rent and all other charges hereunder have been paid; and

     (d) Any other matter which reasonably relates to the tenancy created hereby and the contractual relationship between Landlord and Tenant.

     The failure of the certifying party to deliver such certificate within five
(5) business days after a second written request shall constitute a default hereunder and shall be conclusive upon Landlord, Tenant and any other person, firm or corporation for whose benefit the certificate was requested, that this Lease is in full force and effect without modification except as may be represented by the requesting party, and that there are no uncured defaults on the part of the requesting party. If the certifying party does not deliver such certificate to the requesting party or such person designated by the requesting party within such 10-day period, the certifying party shall be liable to the requesting party for all damages, losses, costs and expenses proximately resulting from the certifying party's failure to timely deliver such certificate. If the certifying party makes any false statement or claim in any such certificate, the certifying party shall be liable to the requesting party for all damages, losses, costs and expenses proximately resulting therefrom.

     19.02   Landlord's Right of Entry
             -------------------------

     Landlord and its authorized representatives may, at reasonable times and on not less than forty-eight (48) hours prior written notice to Tenant, and accompanied by a representative of Tenant, enter the respective premises to: (i) inspect the premises; (ii) show the premises to prospective purchasers or mortgagees and, during the last three (3) months of the Lease Term, to prospective tenants; (iii) serve, post and keep posted notices or non-responsibility or other notices required by law or permitted by this Lease; (iv) perform any repairs, replacements or maintenance required of Landlord hereunder; or (v) perform any covenants of Tenant that Tenant fails to perform. To the extent reasonably practicable, Landlord will exercise their rights under this
Section 19.02 in such a manner as to minimize the impact on Tenant's business in and occupancy of the premises. Notwithstanding anything to the contrary herein, Landlord and its authorized representatives may enter the premises without any advance notice when necessary to address an emergency situation which poses a threat of imminent bodily harm or substantial property damage.

     19.03   Waiver
             ------

     Notwithstanding any other provision of this Lease or any other agreement, no waiver of any covenant, condition, right or obligation herein contained, and no waiver of any breach of any such covenant, condition, right or obligation, shall be effective unless such waiver is in writing, signed by the aggrieved party and delivered to the breaching party. The waiver by the aggrieved party of any such breach or breaches, or the failure by the aggrieved party to exercise any right or remedy in respect of any such breach or breaches, shall not constitute a waiver or relinquishment for the future of any such covenant or condition or of any subsequent breach of any such covenant or condition nor bar any right or remedy of the aggrieved party in respect of any such subsequent breach. The receipt of any Rent after the expiration of any cure period provided for in this Lease (regardless of any endorsement on any check or any statement in any letter accompanying any payment of Rent) by Landlord shall not operate as an accord and satisfaction or a waiver of the right of Landlord to enforce the payment of Rents previously due or as a bar to the termination of this Lease or the enforcement of any other remedy for default in the payment of such Rents previously due, or for any other breach of this Lease by Tenant.

     19.04   Surrender of Premises; Holding Over
             -----------------------------------

     Tenant shall, at the end of the Term, surrender the Premises to Landlord together with any personal property therein belonging to Landlord and alterations made thereto, in good order, repair, and condition, except for damage caused by casualty or by subsidence or other earth movement, obsolescence, ordinary physical depreciation, or ordinary wear and

                                     -1i-
tear, or by Landlord's failure to perform its obligations under this Lease, and except for the matters and things which Landlord are required to do or repair under this Lease. Tenant shall have the right at any time on or before the termination of this Lease to remove from the premises all merchandise, signs, fixtures, furniture, furnishings, partitions, and equipment installed and owned by Tenant; provided, however, Tenant shall repair any damage to the premises caused by any such removal. Heating, ventilating, air conditioning, plumbing, bulkheads, partition walls, ceilings, electrical and sprinkler equipment, and other permanent fixtures and alterations shall not be removed by Tenant. If Tenant's hold over after the expiration or earlier termination of the Term, Tenant will become Tenant from month to month upon the same terms as herein provided except that Base Rent shall be an amount equal to one hundred and fifty percent (150%) of the Base Rent payable prior to such expiration or termination. Such month to month tenancy will continue until the tenancy is terminated at the end of any month by the giving of at least thirty (30) days written notice by either party hereto to the other.

     19.05   Notices
             -------

     Wherever in this Lease one party to this Lease is required or permitted to give or serve a notice, statement, request or demand to or on the other, such notice, statement, request or demand shall be given or served upon the party to whom directed in writing and shall be delivered personally or forwarded by registered or certified mail, postage prepaid, return receipt requested, or by prepaid express mail or overnight courier, addressed to Landlord or Tenant, as the case may be, at the address of that party set forth below with copies to be sent concurrently as follows:

     If to Landlord:               Hollywood Park, Inc.
                                   330 North Brand Avenue
                                   Suite 1100
                                   Glendale CA 91203
                                   Attention:  General Counsel

     With a copy to:               Irell & Manella LLP
                                   1800 Avenue of the Stars
                                   Suite 900
                                   Los Angeles, CA 90067
                                   Attention:  Sandra G. Kanengiser

                                     -1ii-

     If to Tenant:                 Century Gaming Management, Inc.
                                   3883 West Century Boulevard
                                   Inglewood, CA 90303
                                   Attention:  Leo Chu

     With a copy to:               Tucker & Baum
                                   228 South Beverly Drive
                                   Beverly Hills, CA 90212
                                   Attention: Michael C. Baum, Esq.


     Any party may change its address for notice by written notice given to the others in the manner hereinabove provided. Any such notice, statement, request or demand shall be deemed to have been duly given or served on the date personally delivered or two (2) business days after the date deposited in the United States mail in accordance with this Section 19.05.

     19.06   Partial Invalidity; Construction
             --------------------------------

     If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be held to be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law. This Lease shall be governed by and construed under the laws of the State of California. When required by the context of this Lease, the singular shall include the plural, and the neuter shall include the masculine and feminine.

     19.07   Captions
             --------

     The captions and headings in this Lease are inserted only as a matter of convenience and for reference, and they in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.

     19.08   Readerboard Signs
             -----------------

     Tenant shall receive exposure on the readerboard signs located adjacent to the 405 and 105 freeways (the "Readerboard Signs") consistent with the fixed and electronic exposure currently dedicated to the Hollywood Park-Casino. In the event Landlord sells or otherwise transfers its rights in the Readerboard Signs, such sale or transfer shall be subject to Tenant's rights hereunder for the term of this Lease. Landlord shall be entitled to retain all revenue received from third parties for the use of the Readerboard Signs and shall bear sole responsibility for the maintenance and repair and payment of all utility and other expenses of the Readerboard Signs.

                                    -1iii-

     19.09   Signage
             -------

     Subject to compliance with Applicable Laws, Tenant may install its signs on the Premises at its sole cost and expense. Tenant will be responsible for the maintenance and repair of such signs, and will remove such signs at its expense at the end of the Term. Tenant shall be responsible for repairs to the improvements (including the roof) arising as a result of the maintenance or removal of signage. Any such signage installed after the Commencement Date visible from outside of the Premises shall be subject to Landlord's prior approval, not to be unreasonably withheld or delayed. Landlord will not take any action on or about the Property that will obstruct the visibility of such signs.

     19.10   Brokers' Commissions
             --------------------

     Each party represents and warrants to the other party that it has had no dealings with any broker, finder or agent in connection with the subject matter of this Lease or any of the transactions contemplated hereby. Each party agrees to defend, indemnify and hold harmless the other party from any claim, suit, liability, cost or expense (including attorneys' fees) with respect to brokerage or finder's fees or commissions or other similar compensation alleged to be owing on account of such party's dealings (or alleged dealings) with any real estate broker, agent, finder or other person.

     19.11   Attorneys' Fees
             ---------------

     (a) In the event of any litigation involving Landlord and Tenant arising out of this Lease, or seeking a declaration of the rights of the parties hereunder, the losing party between Landlord and Tenant shall pay to the prevailing party its costs of litigation including reasonable attorneys' fees.

     (b) Each party shall reimburse the other party, upon demand, for all costs and expenses (including attorneys' fees) incurred by such party in connection with any bankruptcy proceeding, or other proceeding under Title 11 of the United States Code (or any successor or similar law) involving the other party.

     19.12   Counterparts
             ------------

     This Lease may be executed in two or more counterparts, each of which may be deemed an original, but all of which together shall constitute one and the same instrument.

     19.13   Sole Agreement
             --------------

     This Lease contains all of the agreements of the parties hereto with respect to the matters covered hereby, and no prior agreements, oral or written, or understandings or representations of any nature whatsoever pertaining to any such matters shall be effective for any purpose unless specifically incorporated in the provisions of this Lease or said agreements.

                                     -1iv-

     19.14   Successors and Assigns
             ----------------------

     Subject to the provisions hereof relative to assignment, this Lease shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto, and the terms "Landlord" and "Tenant" shall include the respective successors and assigns of such parties. In the event Landlord sells or otherwise transfers all or a portion of its interest as Landlord in and to this Lease (other than a transfer or assignment to a lender for purposes of security), Landlord will be released from all liability and obligations under this Lease with respect to the interest transferred that accrue after the effective date of transfer, subject to the following restrictions: (i) Landlord will not be released from its obligations under this Lease unless the transferee assumes in writing, for the benefit of Tenant, Landlord's obligations under this Lease from and after the date of transfer; and (ii) nothing contained herein shall release or be construed to release Landlord from any of its obligations or liabilities under this Lease that accrue before the date of transfer.

     19.15   Time is of the Essence
             ----------------------

     Time is of the essence with respect to the performance or observance of each of the obligations, covenants and agreements of Landlord and Tenant under this Lease.

     19.16   Survival of Covenants
             ---------------------

     Except with respect to those conditions, covenants and agreements of this Lease which by their express terms are applicable only to, or which by their nature could only be applicable after, a certain date or time during the term hereof, all of the conditions, covenants and agreements of this Lease shall be deemed to be effective as of the date of this Lease. Any obligation arising during the Term of this Lease under any provision hereof, which by its nature would require Landlord and/or Tenant to take certain action after the expiration of the Term or other termination of this Lease, including any termination resulting from the breach of this Lease by Landlord or Tenant, shall be deemed to survive the expiration of the Term or other termination of this Lease to the extent of requiring any action to be performed after the expiration of the Term or other termination hereof which is necessary to fully perform the obligation that arose prior to such expiration or termination.

     19.17   Landlord's Consent or Approval
             ------------------------------

     Where any provision of this Lease requires the consent or approval of Landlord to any action to be taken or of any instrument or document submitted or furnished by Tenant or otherwise, such consent or approval shall not be unreasonably withheld or delayed by Landlord unless such provision entitles Landlord to the discretionary withholding of any such consent or approval required thereby. The consent or approval of Landlord to or of any such act, instrument or document shall not be deemed a waiver of, or render unnecessary, Landlord's consent or approval to or of any subsequent similar or dissimilar acts to be taken or instruments or documents to be submitted or furnished by Tenant hereunder.

                                     -1v-

     19.18  Entire Agreement; Amendments
            ----------------------------

     This Lease together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or Tenant or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties hereto.

     19.19  Agreement Negotiated
            --------------------

     The parties hereto are sophisticated and have been represented by lawyers throughout the negotiation of this Lease who have carefully negotiated the provisions hereof. As a consequence, the parties do not believe the presumption of California Civil Code Section 1654 and similar laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied in this case and therefore waive its effects.

     19.20  Joint and Several Obligations
            -----------------------------

     If more than one person or entity comprise Tenant or Landlord, the obligations imposed on that party shall be joint and several. If any party hereto is a partnership, the obligations of each general partner shall be joint and several.

     19.21  No Offer
            --------

     The submission of this document for examination and discussion does not constitute an offer to lease, or a reservation of, or option for, the subject premises. This document will become effective and binding only upon execution and delivery by Landlord and Tenant.

     19.22  Corporate Resolution
            --------------------

     If either party hereto is a corporation, it will deliver to the other party, upon execution of this Lease, a certified copy of a resolution of its board of directors authorizing the execution of this Lease and naming the officer or officers who are authorized to execute this Lease on behalf of the corporation.

                                     -1vi-

     IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

                                   "LANDLORD"


                                   HOLLYWOOD PARK, INC.,
                                   a Delaware corporation


                                   By:   /s/ R.D. Hubbard
                                        ---------------------------------

                                   Its: Chairman of the Board and Chief
                                        Executive Officer



                                   "TENANT"

                                   CENTURY GAMING MANAGEMENT, INC.,
                                   a California corporation

                                   By:   /s/ Leo Chu
                                        ---------------------------------

                                   Its: President

                                    -1vii-

                                                                       Exhibit C
                                                                       ---------

                                     LEASE

                                by and between

                      Churchill Downs California Company,

                            a Kentucky corporation,

                                 as "Landlord"

                                      and

                             Hollywood Park, Inc.,

                            a Delaware corporation,

                                  as "Tenant"




                          Dated: ______________, 1999

                               TABLE OF CONTENTS
                               -----------------

                                                                                                 Page
                                                                                                 ----
Article 1. LEASE OF PREMISES...............................................................        1

     1.01    Premises......................................................................        1

Article 2. TERM; POSSESSION; ACCEPTANCE....................................................        2

     2.01    Initial Term..................................................................        2

     2.02    Extension.....................................................................        2

     2.03    The "Term"....................................................................        2

Article 3. RENT............................................................................        3

     3.01    Base Rent.....................................................................        3

     3.02    Common Area Charges...........................................................        4

     3.03    Additional Rent; Rent Defined.................................................        5

     3.04    Interest on Late Payments.....................................................        6

Article 4. USE AND OPERATION OF PREMISES...................................................        6

     4.01    Specific Use of Premises......................................................        6

     4.02    Compliance with Laws..........................................................        7

     4.03    Independent Business..........................................................        7

Article 5. MAINTENANCE, REPAIRS AND ALTERATIONS............................................        7

     5.01    By Tenant.....................................................................        7

     5.02    By Landlord...................................................................        8

     5.03    Manner of Repairs.............................................................        8

     5.04    Tenant's Right to Make Repairs................................................        8

     5.05    Alterations; Improvements; Additions..........................................        9

     5.06    Mechanic's Liens..............................................................        9

Article 6. DAMAGE AND DESTRUCTION..........................................................       10

     6.01    Definitions...................................................................       10

                                                                                                  Page
                                                                                                  ----
     6.02    Insured Casualty...............................................................       10

     6.03    Uninsured Casualty.............................................................       10

     6.04    Termination of Lease...........................................................       11

     6.05    Abatement of Rent..............................................................       11

     6.06    Casualty Near End of Term......................................................       12

     6.07    Waiver.........................................................................       12

Article 7. INSURANCE, EXONERATION AND INDEMNITY.............................................       12

     7.01    Liability Insurance............................................................       12

     7.02    Property Insurance.............................................................       13

     7.03    Tenant's Property Insurance....................................................       14

     7.04    Landlord's Insurance...........................................................       14

     7.05    Insurance Policies.............................................................       14

     7.06    Waiver of Subrogation..........................................................       14

     7.07    Exoneration and Indemnity......................................................       15

Article 8. ASSIGNMENT, SUBLETTING, HYPOTHECATION............................................       16

     8.01    Landlord's Consent Required....................................................       16

     8.02    Future Consents/Tenant's Liability.............................................       17

     8.03    Tenant Affiliates..............................................................       17

     8.04    Security Deposit...............................................................        6

     8.05    Assignment Restrictions........................................................       17

Article 9. EMINENT DOMAIN...................................................................       17

     9.01    Effect on Lease................................................................       17

     9.02    Award..........................................................................       18

     9.03    Rebuilding.....................................................................       18

                                                                                                      Page
                                                                                                      ----
Article 10. TENANT'S BREACH; LANDLORD'S REMEDIES................................................       18

     10.01   Tenant's Breach....................................................................       18

     10.02   Landlord's Remedies................................................................       20

     10.03   Right to Cure Tenant's Default.....................................................       21

     10.04   Landlord's Remedies Not Exclusive..................................................       21

     10.05   Receipt of Rents...................................................................       22

Article 11. LANDLORD'S DEFAULT; TENANT'S REMEDIES...............................................       22

     11.01   Landlord's Default.................................................................       22

     11.02   Tenant's Remedies..................................................................       22

     11.03   Tenant's Remedies Not Exclusive....................................................       22

     11.04   Payment of Rents...................................................................       23

Article 12. HAZARDOUS SUBSTANCES................................................................       23

     12.01   Tenant's Obligations...............................................................       23

     12.02   Notice of Release or Investigation.................................................       23

     12.03   Definition of "Hazardous Substance"................................................       23

Article 13. SUBORDINATION, NON-DISTURBANCE and attornment.......................................       24

Article 14. TAXES AND OTHER CHARGES.............................................................       24

     14.01   Payment of Taxes...................................................................       24

     14.02   Tenant's Obligations...............................................................       24

     14.03   Right to Contest...................................................................       25

Article 15. UTILITY AND OTHER SERVICES..........................................................       25

     15.01   Utility Charges....................................................................       25

     15.02   Security; Landlord Nonresponsibility; Indemnity....................................       25

Article 16. GENERAL PROVISIONS..................................................................       26

     16.01   Estoppel Certificates..............................................................       26

                                                                                 Page
                                                                                 ----
     16.02   Landlord's Right of Entry......................................      26

     16.03   Waiver.........................................................      27

     16.04   Surrender of Premises; Holding Over............................      27

     16.05   Notices........................................................      27

     16.06   Partial Invalidity; Construction...............................      28

     16.07   Captions.......................................................      29

     16.08   Memorandum of Lease............................................      29

     16.09   Readerboard Signs..............................................      29

     16.10   Signage........................................................      29

     16.11   Brokers' Commissions...........................................      29

     16.12   Attorneys' Fees................................................      29

     16.13   Counterparts...................................................      30

     16.14   Sole Agreement.................................................      30

     16.15   Successors and Assigns.........................................      30

     16.16   Time is of the Essence.........................................      30

     16.17   Survival of Covenants..........................................      30

     16.18   Landlord's Consent or Approval.................................      31

     16.19   Entire Agreement...............................................      31

     16.20   Joint and Several Obligations..................................      31

     16.21   No Offer.......................................................      31

     16.22   Corporate Resolution...........................................      31

                                     LEASE
                                     -----

     This LEASE is made and entered into this ___ day of ____________, 1999, by and between Churchill Downs California Company, a Kentucky corporation, hereinafter called "Landlord", and Hollywood Park, Inc., a Delaware corporation, hereinafter called "Tenant".

FOR AND IN CONSIDERATION of the mutual covenants and agreements contained herein, Landlord and Tenant hereby agree as follows:


                                  ARTICLE 1.
                               LEASE OF PREMISES
                               -----------------

     1.01 Premises
          --------

     (a)  Premises.  Landlord hereby leases to Tenant and Tenant hereby leases
          --------
from Landlord those certain improvements located on a portion of the real property more particularly described on Exhibit A attached hereto (the
                                        ---------
"Property") comprised of the casino building (the "Premises") and commonly known as 3883 West Century Boulevard, Inglewood, California 90303, which Premises are more particularly described in Exhibit B attached hereto, subject to all of the
                               ---------
terms, covenants and conditions set forth herein. Tenant acknowledges that Landlord has made no representation or warranty, express or implied, regarding the condition of the Premises except as specifically stated in this Lease.

     (b)  Common Areas.  In addition to the Premises, Tenant shall have a non-
          ------------
exclusive easement and right to use the "Common Areas" of the Property comprised of parking areas, driveways, sidewalks, walkways, loading and unloading areas, trash areas, fences and gates as described and delineated in Exhibit C attached
                                                             ---------
hereto. Tenant acknowledges that Landlord has made no representation or warranty, express or implied, regarding the condition of the Common Areas. Landlord shall maintain the Common Areas in neat, clean, safe, good order and condition. With respect to the Common Areas, Landlord shall have the right, from time to time, provided that Landlord at all times provides sufficient parking
              --------
facilities for the operation of Tenant's business, access to the Premises, and access between the Racetrack and the Premises all similar in size, utility and convenience to that provided to patrons of the Hollywood Park - Casino prior to the Closing Date, to (i) make changes to the Common Areas or to close temporarily any of the Common Areas for maintenance purposes; (ii) add additional buildings and improvements to the Common Areas; (iii) use the Common Areas while engaged in making additional improvements, repairs or alterations; and (iv) promulgate reasonable rules and regulations with respect to the use thereof. In no event will Landlord charge patrons who have already paid admission to the Racetrack for readmission to the Racetrack after visiting the Casino.

     (c)  Parimutuel Space.  Notwithstanding anything contained herein to the
          ----------------
contrary, Landlord hereby reserves unto itself use and access rights sufficient to allow Landlord to operate the parimutuel activities on that portion of the Premises described and delineated on Exhibit D hereto. Landlord shall, at its
                                     ---------
sole cost and expense, provide simulcasts of all events which are otherwise simulcast from the Racetrack to locations within the Premises consistent with the past practices of Landlord's predecessor in interest immediately prior to the date hereof. Landlord, at its sole cost and expense, shall be responsible for the maintenance, repair and replacement of all equipment necessary to the operation of the Parimutuel Space.

                                  ARTICLE 2.
                         TERM; POSSESSION; ACCEPTANCE
                         ----------------------------

     2.01 Initial Term
          ------------

     The term ("Initial Term") of this Lease shall commence on [the Closing Date] (the "Commencement Date") and shall continue for a period of one hundred and twenty (120) full calendar months thereafter unless sooner terminated pursuant to any provision hereof. The Initial Term shall end at 11:59 p.m. on
_______________.

     2.02 Extension
          ---------

     Tenant will have the option (the "Extension Option") to extend the Initial Term for one (1) period of ten (10) years (the "Extension Period") upon the same terms, covenants and conditions as herein contained, except that (i) the Base Rent for any such Extension Period will be increased as provided in Section 3.01; and (ii) there shall be no further extension options at the end of such ten-year period. Tenant may exercise such option by giving written notice to Landlord ("Exercise Notice") at least nine (9) months before the expiration of the Initial Term. Upon Tenant's giving such Exercise Notice, the Initial Term of this Lease will be automatically extended for the applicable Extension Period without the execution of an extension or renewal lease.

     (a) The Extension Option may be exercised only by written notice delivered by Tenant to Landlord as provided in this Section 2.02(a) and only if, as of the date of delivery of the notice, Tenant is not in Default under this Lease.

     (b) The rights contained in this Section 2.02 may be exercised by the originally named Tenant or by any assignee of Tenant's interest in this Lease if the assignment has been approved or deemed approved by Landlord in accordance with Section 8.01.

     (c) If Tenant properly exercises the Extension Option and Tenant is not in Default under this Lease on the expiration date of the Initial Term, the Term shall be extended for the Extension Period.

     2.03 The "Term"
          ----------

     The phrase "the Term" (and such similar phrases as "the term of this Lease," "the term hereof" and phrases of similar import, whether or not capitalized) will include the Initial Term, plus any Extension Period as to which Tenant exercises its right to extend this Lease pursuant to Section 2.02.

                                  ARTICLE 3.
                                     RENT
                                     ----

     3.01 Base Rent
          ---------

     (a) During the Initial Term of the Lease, Tenant shall pay to Landlord rent in the amount of two hundred fifty-thousand dollars ($250,000) per month (the "Base Rent"). Payment of the Base Rent shall be made at Landlord's offices at the Racetrack or at any other place that Landlord may from time to time designate in writing. Payment must be in United States dollars, either in the form of a check or via electronically transmitted funds.

     (b) The Base Rent shall be increased upon the commencement of the Extension Period in accordance with the provisions of Section 3.01(c) herein.

     (c)  Extension Period Rent

          (1) As used herein, the following terms shall have the following meanings:

               (A) "Index" shall mean the Consumer Price Index for All Urban Consumers U.S. City Average, All Items (base years 1982-1984=100), published by the Bureau of Labor Statistics of the United States Department of Labor. In the event the Index shall hereafter be converted to a different standard reference base or otherwise revised, such conversion factor, formula or table for converting the Index as may be published by the Bureau of Labor Statistics shall be used, or if the Bureau of Labor Statistics shall not publish the same, then such conversion factor, formula or table selected by Landlord as may be published by any other nationally recognized publisher of similar statistical information shall be used. In the event the Index shall cease to be published, then there shall be substituted for the Index such other index of similar nature as is then generally recognized and accepted for like determinations of purchasing power, as Landlord shall select.

               (B) "Base Index" shall mean the Index in effect for the calendar month which is three (3) months prior to the calendar month in which the Commencement Date occurs. By way of example, if the Commencement Date occurs in February, the Base Index would be the Index for the month of November immediately preceding the Commencement Date.

               (C) "Adjustment Date" shall mean the date on which the Extension Period commences.

               (D) "Adjustment Index" shall mean the Index in effect for the calendar month which is three (3) months prior to the calendar month in which the Adjustment Date occurs. If the Index shall cease to be published , and there is no Index in effect for such month, the Adjustment Index shall be the most currently available quotation of the Index published prior to the relevant Adjustment Date.

          (2) The Base Rent shall be adjusted as of the Adjustment Date to be the Base Rent multiplied by a fraction, the numerator of which shall be equal to the Adjustment Index for such Adjustment Date and the denominator of which shall be equal to the Base Index, but in no event less than one (1). Landlord shall, within twenty (20) days after the publication of the Adjustment Index, give notice to Tenant of the Adjustment Index and the resulting adjustment, if any, in the Base Rent as determined by Landlord, and Landlord's computation thereof shall be conclusive and binding (except for mathematical error), but shall not preclude any further adjustment which may be required in the event of a published amendment of the Adjustment Index. If Landlord's notice is not given prior to the Adjustment Date, until receipt of Landlord's notice, Tenant shall pay, as interim Base Rent, the Base Rent in effect immediately prior to the Adjustment Date. Commencing with the next ensuing calendar month following Landlord's notice Tenant shall pay the adjusted Base Rent. Within twenty (20) days of Tenant's receipt of Landlord's notice, Tenant shall pay to Landlord the amount of any adjusted Base Rent previously unpaid due to Landlord's failure to give notice prior to the Adjustment Date. Landlord's delay in giving notice of an adjustment in Base Rent shall not constitute a waiver of Landlord's right to receive such adjusted Base Rent for all periods from and after the applicable Adjustment Date.

     (d) The Base Rent shall be paid in advance on the first day of each month during the Term, without any deduction or offset, prior notice or demand. Tenant's obligation to pay Base Rent shall commence on the Commencement Date. If the Commencement Date shall be a day other than the first day of the calendar month, or, if the Term shall end on any day other than the last day of the calendar month, then the Base Rent for the first and/or last partial calendar month of the Term, as the case may be, shall accrue on a daily basis for each day of that fractional month at a daily rate equal to 1/30/th/ of the Base Rent. All other payments or adjustments that are required to be made under the terms of this Lease and that require proration on a time basis shall be prorated on the same basis.

     (e) On the date Tenant executes this Lease, Tenant shall pay to Landlord the sum of $250,000 which amount represents the Base Rent for the first full calendar month of the Term.

     (f) Tenant shall pay to Landlord the Base Rent, Common Area Charges, Additional Rent and other payments due hereunder without abatement, deduction or set-off except as otherwise expressly provided herein.

     3.02 Common Area Charges.  Tenant shall pay to Landlord during the Term
          --------------------
hereof certain Common Area Charges (as defined below) in accordance herewith. Common Area Charges shall be allocated to Tenant and Landlord in proportion to their respective use of each of the facilities comprising the Common Areas.

     (a) "Common Area Charges" shall be an amount equal to Tenant's share of the costs, if any, incurred by Landlord in the exercise of its reasonable discretion, for the operation, repair and maintenance of the Common Areas as described in Section 1.01(c) herein, provided however, Landlord shall be solely responsible for all costs, expenses and taxes related to the construction of any additional buildings or similar capital improvements to the Common Areas or any maintenance thereto subsequent to the execution date of this Lease.

     (b) In the event of a dispute between Landlord and Tenant as to the determination of Tenant's share of Common Area Charges, Landlord's auditors and Tenant's auditors shall have 15 days after submission of a dispute to seek to mutually agree upon such determination. If they are unable to agree, they shall mutually select another "Big 5" accounting firm which shall make the determination and whose decision, in the absence of manifest error, shall be conclusive and binding on the parties, each of whom shall be entitled to present evidence in support of its position. The cost of the parties accounting firms shall be borne by the respective parties and the costs of any third accounting firm selected shall be borne equally by Landlord and Tenant.

     (c) Common Area Charges shall be payable by Tenant within thirty (30) days after a reasonably detailed statement of actual expenses is presented to Tenant by Landlord. At Landlord's option, however, an amount may be estimated by Landlord from time to time of Common Area Charges and the same shall be payable in twelve (12) equal installments during each calendar month of the Term, on the same day as the Base Rent is due hereunder. Landlord shall deliver to Tenant within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing the actual expenses comprising elements of Common Area Charges incurred during the preceding year. In the event Tenant has paid estimates of Common Area Charges as aforesaid and such payments exceed the actual charges indicated on Landlord's statement, Tenant shall be entitled to credit the amount of such overpayment against future payments of Base Rent. If Tenant's payments were less than Tenant's share of actual charges as indicated on such statement, Tenant shall pay to Landlord the amount of the deficiency within twenty (20) days after delivery by Landlord to Tenant of such statement.

     (d) Tenant, at its expense, may make, or cause to be made, an audit of all books and records of Landlord, including its respective bank accounts which in any way pertain to the accuracy of the Common Area Charges. Landlord shall give Tenant and its designated representatives access to such books and records at all reasonable times for purposes of making any such audit and preparing any such statement, report or financial statements. Such audit shall be made and such statements and reports shall be prepared by a person or persons selected by Tenant. The costs thereof shall be paid by Tenant; provided, however, that if such audit results in an adjustment of five percent (5%) or more or discloses any willful inaccuracy of Landlord, the cost of such audit shall be borne by Landlord.

     (e) Notwithstanding the foregoing, if Landlord makes the election set forth in the Parking License to use parking facilities on the property subject thereto, all Common Area Charges shall abate for so long as the Parking License, executed concurrently with this Lease, remains in effect.

     3.03 Additional Rent; Rent Defined
          -----------------------------

     (a) In addition to the Base Rent, Tenant shall also pay as additional rent ("Additional Rent"), without deduction or offset, all Common Area Charges, other charges relating to Tenant's use of the Premises, including, without imitation, charges for utilities, taxes, and all other charges, fees, costs, taxes, impositions, expenses and other sums required to be paid by Tenant under the provisions of this Lease whether or not the same shall be designated as Additional Rent. In the event of nonpayment of any Additional Rent when due, Landlord shall have all of the rights and remedies provided hereunder or by law for the nonpayment of rent.

     (b) As used in this Lease, the term "Rent" shall include Base Rent for the Premises, Common Area Charges and Additional Rent.

     3.04 Interest on Late Payments.
          --------------------------

     Any Rent or other amounts due from Tenant to Landlord hereunder which are not paid within five (5) days after the same becomes due shall bear interest at a rate (the "Agreed Rate") equal to two percent (2%) per annum in excess of the "reference rate" as announced by Bank of America, National Association, as such rate may change from time to time, from the date due until the date paid, regardless of whether a notice of default or any other notice is given by Landlord; provided, however, if such rate is greater than the maximum rate of interest then permitted to be charged by law, the Agreed Rate shall be such maximum rate permitted by law. In the event that Bank of America, National Association, shall cease to exist or shall cease to announce a "reference rate" (or equivalent prime rate), there shall be substituted such alternative bank, alternative rate or alternative office as Landlord shall select. Acceptance of interest by Landlord shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any other rights or remedies.

     3.05 Security Deposit
          ----------------

     Tenant shall deposit an amount equal to one month's Base Rent with Landlord as a security deposit for the performance by Tenant of the provisions of this Lease, which shall not be construed as an advance payment of Rent hereunder. If Tenant is in Default hereunder, Landlord shall be entitled to use the security deposit, or any portion of it, to cure the Default or to compensate Landlord for damages sustained by Landlord resulting from Tenant's Default. Tenant shall immediately upon demand pay to Landlord a sum equal to the portion of the security deposit expended or applied by Landlord as provided in this Section
3.05 so as to maintain the security deposit in the sum initially deposited with Landlord. If Tenant is not in Default at the expiration or termination of this Lease, Landlord shall return the security deposit to Tenant within fourteen (14) days after the expiration of the Term of this Lease or after Tenant has vacated the Premises, whichever is later. Landlord (i) may commingle the security deposit with Landlord's general funds, and (ii) shall not pay Tenant interest on the security deposit. THIS PROVISION SHALL NOT APPLY TO THE ORIGINALLY NAMED TENANT UNDER THIS LEASE OR TO ANY ASSIGNEE WITH A NET WORTH EQUAL TO OR IN EXCESS OF THE MINIMUM NET WORTH.


                                  ARTICLE 4.
                         USE AND OPERATION OF PREMISES
                         -----------------------------

     4.01 Specific Use of Premises
          ------------------------

     Tenant shall use and occupy the Premises as a card club and/or for other forms of legalized gaming, and for private parties, meetings and other ancillary uses and for no other purpose without the prior written consent of Landlord. Notwithstanding the foregoing, in the event any permitted use of the Premises becomes illegal, Tenant may use the Premises for any lawful purpose so long as such use (i) does not materially increase the burdens on the Building Systems (as that term is Section 5.01) or the Common Areas (including without limitation, parking); (ii) does not increase the real estate tax or insurance costs, unless Tenant agrees to pay any such increases; and (iii) does not compete with the types of business conducted by Landlord on the Property. Tenant understands that Landlord's primary business is the operation of a racetrack on the Property, not the leasing of commercial space, and that Landlord is entering into this transaction primarily to ensure the existence, at this location, of a first-class card club. Tenant agrees that it will not change the name of the card club without the prior consent of Landlord. Tenant shall not allow the Premises to be used for any unlawful purpose, nor shall Tenant cause or permit any noxious use of or nuisance in, on or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on or about the Premises. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything therein which will in any way increase the rate or jeopardize the coverage of insurance thereon.

     4.02 Compliance with Laws
          --------------------

     Landlord and Tenant shall cause all maintenance, repair and alterations to the Premises to be performed in a good and workmanlike manner and in compliance with all federal, state, county, city, or government agency laws, statutes, ordinances, standards, rules, requirements or orders now in force or hereafter enacted, promulgated, or issued and any covenants and restrictions of record (including, without limitation, government measures regulating or enforcing public access, occupational, health, or safety standards for employers, employees, landlords, or tenants) (collectively, "Applicable Laws"). The obligation and expense of making any repairs, replacements, alterations or improvements to the Premises necessary to comply with all Applicable Laws shall be allocated between Landlord and Tenant pursuant to Article 5 herein.

     4.03 Independent Business
          --------------------

     By this Lease, neither party acquires any right, title or interest in or to any property of the other party except such rights as are specifically stated in this Lease. The relationship between Landlord and Tenant is solely that of landlord and tenant, and is not and shall not be deemed to be a partnership or joint venture.

                                  ARTICLE 5.
                     MAINTENANCE, REPAIRS AND ALTERATIONS
                     ------------------------------------

     5.01 By Tenant
          ---------

     Tenant will, at its sole cost and expense, perform such maintenance and repairs as are necessary to keep and maintain the non-structural portions of the Premises and all Building Systems (as hereinafter defined) in good and sanitary order, condition and repair, but excluding ordinary wear and tear; provided, however, that damage caused by casualty or by subsidence or other earth movement or by Landlord's failure to perform its obligations under this Lease shall be governed by Articles 6 and 11, respectively. For purposes of this Lease, the term "Building Systems shall mean all systems and equipment serving the building and other improvements comprising the Premises, including, without limitation, mechanical, plumbing, electrical, fire/life safety, elevator, escalator, and heating, ventilation and air conditioning ("HVAC") systems.

     5.02 By Landlord
          -----------

     Landlord will, at its sole cost and expense, perform such maintenance, repairs and replacements as are required to maintain in good order, condition and repair all structural components of the Premises, including but not limited to, roof (including skylights and trap doors), foundation, footings, load-bearing and exterior walls, columns and all other structural elements of the Premises. Further, if at any time during the Term hereof, any of the Building Systems, or any components thereof, require replacement or repair, the cost of which would be treated as a capital expenditure under generally accepted accounting principles, (i) Landlord shall promptly perform and pay for such replacement or repair, and (ii) Tenant shall reimburse Landlord annually an amount equal to the cost of any such repair or replacement, fully amortized over its useful life in accordance with generally accepted accounting principles together with interest at the reference rate (as that term is defined in Section 3.04) on the date of the commencement of the replacement or repair, to the extent so amortized during the Term hereof. Landlord will not be in default of its obligations under this Section 5.02 if Landlord performs the repairs, replacements and maintenance within twenty (20) days after written notice by Tenant to Landlord of the need for such repairs, replacements and maintenance. If, due to the nature of the particular repair, replacement or maintenance obligation, more than twenty (20) days are reasonably required to complete it, Landlord will not be in default under this Section 5.02 if Landlord begins work within such twenty (20) day period and diligently prosecutes the work to completion. Except as otherwise provided in this Lease, Tenant waives its rights, including its right to make repairs at Landlord's expense, under California Civil Code (S)(S) 1941 - 1942 or any similar law, statute or ordinance now or hereafter in effect.

     5.03 Manner of Repairs
          -----------------

     All maintenance, repairs and replacements required to be made by either party hereunder will be made in compliance with Applicable Laws and in a good and workmanlike manner, using materials at least substantially comparable to the materials used in the original construction (or most recent renovation, if applicable) of the Premises. Each party shall commence its maintenance, repairs and replacements promptly after notification by the other of the need therefor, and carry out and complete the same with all due diligence and in such a manner as to cause the least possible inconvenience to the other in the conduct of its business at the Property. If repairs by one party can be made outside of the other party's business hours without substantial additional cost, reasonable efforts will be made to do so.

     5.04 Right to Make Repairs
          ---------------------

     Notwithstanding anything to the contrary herein, if one party provides notice to the other party of an event, condition or circumstance that requires repair, replacement or maintenance by the other party under Section 5.02, and if such party fails to complete such repair, maintenance or replacement within the period specified in Section 5.02, then the requesting party may (but shall not be obligated to) perform such repair, replacement or maintenance on the other party's behalf and at such party's cost and expense. If any repair, replacement or maintenance for which one party is responsible hereunder is of an emergency nature which, if not attended to promptly, might result in injury to persons or damage to property, or interfere with the conduct of the other party's business at the Property, then the other party, without prior notice, may perform such repairs, replacements or maintenance on the responsible party's behalf and at such party's cost and expense. Any sums owing from one party to the other under this Section 5.04 shall be due immediately at the time the sum is paid and, if paid at a later date, shall bear interest at the Agreed Rate from the date the sum is paid until reimbursed.

     5.05 Alterations; Improvements; Additions
          ------------------------------------

     Tenant shall be permitted to make any and all alterations, improvements, additions or installations ("Improvements") in or about the Premises without Landlord's consent so long as the estimated cost of any such Improvement does not exceed $100,000 and does not affect the structural parts of the Premises. Tenant shall not make or permit the making of any Improvements that affect the structural parts of the Premises or that have an estimated cost in excess of $100,000 without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. No Improvements shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required from time to time, all municipal and other governmental permits and authorizations of the various municipal departments and governmental subdivisions having jurisdiction, and Landlord shall join in the application for such permits or authorizations whenever such action is necessary. Worker's compensation insurance covering all persons employed in connection therewith and with respect to whom death or bodily injury claims could be asserted against Landlord shall be maintained by Tenant at all times when any work is in progress in connection with any changes or alterations. All Improvements which may be made on the Premises by Tenant or any subtenant shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration or prior termination of the Lease at the election of Landlord. In the event that Landlord elects to have such Improvements removed, Tenant shall upon notice from Landlord remove any and all Improvements constructed by Tenant as directed by Landlord and shall restore the Premises to the condition it was in prior to the construction of such Improvements.

     5.06 Mechanic's Liens
          ----------------

     Tenant shall promptly pay in cash or its equivalent and discharge all claims for work or labor done or goods or materials furnished by third parties at the Premises, at the request of Tenant or any Subtenant and shall keep the Premises free and clear of all mechanic's and materialman's liens in connection therewith. If any mechanic's or materialman's lien is filed for work done on behalf of Tenant or any Subtenant at, or materials supplied to, the Premises by a third party, Tenant shall remove such lien by payment or bond (regardless of whether Tenant contests the claim made by the person asserting such lien and regardless of whether such claim is valid or has any basis in fact or law) not later than thirty (30) days after written demand for such removal is made by Landlord. If Tenant shall fail to discharge any such lien within such 30-day period, then in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, take such action or pay such amount as Landlord, in its sole discretion, shall deem appropriate to remove such lien, and Tenant shall pay to Landlord as Additional Rent all amounts (including attorneys' fees) paid or incurred by Landlord in connection therewith within five (5) days after demand by Landlord, together with interest at the Agreed Rate from the date of payment by Landlord. Notwithstanding the foregoing, Tenant shall have the right to contest the correctness or the validity of any such lien if, immediately upon demand by Landlord, Tenant procures and records a lien release bond issued by a corporation authorized to issue surety bonds in California in an amount equal to one and one-half times the amount of the claim of lien. The bond shall meet the requirements of Civil Code (S) 3143 or any similar or successor statute and shall provide for the payment of any sum that the claimant may recover on the claim (together with costs of suit, if it recovers in the action). Landlord shall have the right to post and keep posted at any and all times on the Premises any notices for the protection of Landlord and the Premises from any such claim. Tenant shall, before the commencement of any work, or the delivery of any materials, which might result in any such lien, give to Landlord written notice of its (or any subtenant's) intention to perform such work or obtain such materials in sufficient time to enable the posting of such notices.

                                  ARTICLE 6.
                            DAMAGE AND DESTRUCTION
                            ----------------------

     6.01 Definitions
          -----------

     For purposes of this Lease, the following terms will have the meanings indicated:

     (a) "Insured Casualty" means damage or destruction to improvements on the Premises required to be covered by the insurance described in Section 7.02, including any deductible amounts or coverage limits.

     (b) "Uninsured Casualty" means damage or destruction to improvements on the Premises which is not an Insured Casualty.

     (c) "Threshold Amount" means an amount equal to (i) ten percent (10%) of the replacement cost of the Premises at the time of a casualty, without deduction for depreciation, plus (ii) available insurance proceeds, if any, payable with respect to an earthquake or other Uninsured Casualty.

     6.02 Insured Casualty
          ----------------

     If an Insured Casualty occurs, Landlord, at its cost and expense, will promptly repair, restore and rebuild the improvements on the Premises in a good and workmanlike manner and with all due diligence, to substantially the same condition as existed immediately before the Insured Casualty; provided, however, that if so requested by Tenant and approved by Landlord, acting reasonably, Landlord will incorporate such changes and modifications in the improvements as Tenant reasonably determines will make the improvements more useful for the conduct of Tenant's business, so long as the value of the improvements as so changed or modified will be generally comparable to the value of the improvements immediately before the Insured Casualty. Any deductibles or coverage limits shall be shared equally between Landlord and Tenant.

     6.03 Uninsured Casualty
          ------------------

     If an Uninsured Casualty occurs and the cost to repair and restore the same does not exceed the Threshold Amount, Landlord will promptly perform such repairs and restoration and the costs thereof shall be shared equally between Landlord and Tenant. If, however, the cost to repair and restore an Uninsured Casualty exceeds the Threshold Amount, Landlord may either: (i) perform such repairs and restoration at its expense, in which case this Lease will remain in full force and effect, or (ii) terminate this Lease by giving written notice to Tenant within sixty (60) days after Landlord becomes aware of the occurrence of the Uninsured Casualty. Such termination will be effective sixty (60) days following Tenant's receipt of such notice; provided, however, that such termination will not occur and this Lease will remain in full force and effect, and Landlord will promptly repair and restore the Premises at Tenant's sole cost and expense, if prior to the effective date of such termination Tenant gives written notice to Landlord that Tenant will pay the cost of such repairs and restoration. Landlord may require reasonable evidence of Tenant's financial ability to pay such costs and expenses. All repairs and restoration required to be performed by Landlord pursuant to this Section 6.03 will be performed in the same manner as provided in Section 6.02.

     6.04 Termination of Lease
          --------------------

     Within thirty (30) days after the occurrence of any damage to or destruction of the Premises (whether insured or uninsured) which Landlord is obligated or elects to repair and restore pursuant to this Article 6, Landlord will give written notice to Tenant setting forth Landlord's contractor's reasonable determination as to the time necessary to complete such repairs and restoration ("Landlord's Repair Time Estimate"). Notwithstanding anything to the contrary herein, if Landlord's Repair Time Estimate indicates that it will take more than two hundred and seventy (270) days after the occurrence of such damage or destruction to complete such restoration or repair, Tenant may terminate this Lease by written notice to Landlord within thirty (30) days after Tenant's
receipt of Landlord's Repair Time Estimate.   If Tenant is not entitled or
elects not to terminate this Lease pursuant to the preceding sentence, Landlord will commence the repair and restoration promptly and will diligently prosecute such work to completion. If during the course of such work Landlord determines that such repair and restoration may not be completed within two hundred seventy
(270) days after the occurrence of the damage or destruction, then Landlord will promptly provide Tenant with a revised written schedule for completion of the repairs and restoration. Tenant may, within ten (10) days after notice of such revised schedule, inform Landlord in writing that it (a) accepts such revised schedule (in which case this Lease will remain in full force and effect according to its terms) or (b) elects to terminate this Lease (in which case this Lease will terminate as of the date indicated below). If Tenant fails to respond within ten (10) days after receipt of written notice of such revised schedule, Tenant will be deemed to have accepted such revised schedule. If the repair and restoration of the Premises is not actually completed within two hundred seventy (270) days after the occurrence of the damage or destruction, or within fourteen (14) days after the applicable revised scheduled completion date (if any), agreed to by Tenant in writing, then Tenant may terminate this Lease by written notice to Landlord at any time thereafter and prior to the actual completion of such repair and restoration in excess of the Threshold Amount.
If Tenant exercises its right to terminate pursuant to this Section 6.04, then this Lease will terminate as of the date set forth in Tenant's written notice to Landlord. If Tenant does not exercise its right to terminate this Lease pursuant to this Section 6.04, then this Lease will continue in full force and effect according to its terms.

     6.05 Abatement of Rent
          -----------------

     If the Premises are rendered untenantable by reason of any Insured or Uninsured Casualty, or if it is impractical for Tenant to continue to operate its business within the tenantable portion of the Premises, either due to lack of access or utilities or for any other cause arising as a result of the Insured or Uninsured Casualty, the Rent and all other charges payable by Tenant under this Lease will abate for the period from the date of the damage or destruction until the earlier to occur of (a) ten (10) business days following delivery of the Premises to Tenant after completion of Landlord's repair and restoration work or (b) the date that Tenant reopens for business in the Premises. If only a portion of the Premises is rendered untenantable by reason of such Insured or Uninsured Casualty and it is practical for Tenant to continue to operate within the Premises following such casualty, the Rent and other charges payable by Tenant will abate proportionately based upon the extent and duration of such period of untenantability.

     6.06 Casualty Near End of Term
          -------------------------

     Anything in this Article 6 to the contrary notwithstanding, if the Premises are destroyed or substantially damaged by an Insured or Uninsured Casualty during the last twenty four (24) months of the Term, and the Premises cannot be completely restored within a period of ninety (90) days from the date of such damage, this Lease may be terminated upon written notice by either party to the other given within thirty (30) days after the occurrence of such damage. However, if at the time of said damage Tenant has a right to extend the Term pursuant to Section 2.02 hereof, Landlord may not terminate this Lease until it has given Tenant notice of Landlord's intent to terminate this Lease and Tenant fails to exercise said right of extension within thirty (30) days after receipt of said notice. If Tenant fails to exercise said right of extension within thirty (30) days after receipt of such notice from Landlord, this Lease will terminate effective forty five (45) days after Tenant's receipt of said notice from Landlord.

     6.07 Waiver
          ------

     Except as otherwise expressly provided in this Article 6, destruction or damage to the Premises will not terminate this Lease, notwithstanding any laws of California. If this Lease is terminated pursuant to this Article 6, Tenant will be relieved from all liabilities hereunder except the liability to pay Rent up to the date of such casualty and any accrued charges, costs and expenses required to be paid by Tenant hereunder up to said date. Such termination will not impair or affect the right of either party hereto to any remedy for breach by the other of any obligation under this Lease occurring prior to such termination.

                                  ARTICLE 7.
                     INSURANCE, EXONERATION AND INDEMNITY
                     ------------------------------------

     7.01 Liability Insurance
          -------------------

     Tenant shall obtain and keep in force during the Term of this Lease a Commercial General Liability policy of insurance protecting Tenant and Landlord (as an additional insured) against claims for bodily injury, personal injury or personal advertising injury, and property damage based upon, involving, or arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less the average limitation then being maintained by reputable owners or operators of similar space based on Tenant's use (and the parties agree that current levels for Casino operation is not less than Ten Million Dollars and No Cents ($10,000,000.00) per occurrence). Such insurance shall be with an "Additional Insured-Managers or Landlords of Property" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke, or fumes from a hostile fire. Such policy shall not contain any intra-insured exclusions as between insured persons or entities, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease. During the construction, alteration, or repair of any improvements on the Premises, the party contracting for said construction shall provide and maintain workers' compensation and employers' liability insurance covering all persons employed in connection with such construction, alteration, or repair and with respect to whom death or personal injury claims could be asserted against Landlord, Tenant, or the Premises.

     7.02 Property Insurance
          ------------------

          (a)  Building and Improvements.  Landlord shall obtain and keep in
               -------------------------
force during the Term a policy or policies of insurance insuring against damage to, or destruction of any improvements comprising the Premises, together with all fixtures, machinery and equipment therein and thereon. The amount of such insurance shall be equal to the full replacement cost of the improvements comprising the Premises, as such cost shall change from time to time, or such greater amount as may be required pursuant to Applicable Laws. Such policy or policies shall insure against all risks of direct physical loss or damage (including, if mutually approved of by Landlord and Tenant or required by Landlord's mortgagee, the perils of flood and/or earthquake if and to the extent obtainable on commercially reasonable terms, including, without limitation, coverage for any additional costs resulting from debris removal and coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any Applicable Law as the result of a covered cause of loss). Such policy or policies shall also contain an agreed valuation provision (in lieu of any coinsurance clause), and waiver of subrogation. If such insurance coverage has a deductible clause, the deductible amount shall not exceed fifty thousand dollars ($50,000) per occurrence.

          (b)  Rental Value.  Landlord shall, in addition, obtain and keep in
               ------------
force during the Term a policy or policies in the name of Landlord, with loss payable to Landlord, insuring the loss of the Rent for one (1) year. Such insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one (1) full year's loss of rental revenues from the date of any such loss. Such insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Tenant, for the next one (1) year. Tenant shall be liable for any deductible amount in the event of such loss. Tenant may obtain its own policy of business interruption insurance.

          (c)  Tenant's Reimbursement Obligations.  Tenant will reimburse
               ----------------------------------
Landlord for all insurance costs incurred under this Section 7.02 ("Reimbursable Insurance Costs"). Immediately on receipt of each insurance bill covering a Reimbursable Insurance Cost, Landlord will furnish a copy to Tenant. Tenant will pay the amount of the Reimbursable Insurance Cost for which it is responsible hereunder to Landlord within twenty (20) days of its receipt of the insurance bill.

     7.03 Tenant's Property Insurance
          ---------------------------

     Tenant, at its sole cost, shall either by separate policy or, at Landlord's option, by endorsement to a policy already carried, maintain insurance coverage on all of Tenant's personal property in, on, under, or about the Premises similar in coverage to that carried under Paragraph 7.02 hereof. Such insurance shall be full replacement cost coverage with a deductible of not to exceed Fifty Thousand Dollars and No Cents ($50,000.00) per occurrence. The proceeds from any such insurance shall be used by Tenant for the replacement of personal property.

     7.04 Landlord's Insurance
          --------------------
     Landlord, at its expense, may obtain and keep in force during the Term of this Lease a blanket policy of public liability insurance covering the Premises.

     7.05 Insurance Policies
          ------------------

     Insurance required hereunder shall be kept in companies duly licensed to transact business in the State of California and if such company is rated, maintaining during the policy term a "General Policyholders Rating" of at least A, VIII (or such lesser rating as may be reasonably acceptable to the non-insuring party), as set forth in the most current issue of "Best's Insurance Guide." Neither party shall do or permit to be done anything which shall invalidate the insurance policies referred to in this Article 7. With respect to insurance required of the parties hereunder, the party undertaking to obtain such insurance (the "Insuring Party") shall cause to be delivered to the other party (the "Non-Insuring Party") certified copies of policies of insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice from the Insuring Party to the Non-Insuring party. The Insuring Party shall, at least fifteen (15) days prior to the expiration of such policies, furnish the Non-Insuring Party with evidence of renewals or "insurance binders" evidencing renewal thereof, or else the Non-Insuring may order such insurance and charge the cost thereof to the Insuring Party, which amount shall be payable upon demand. If an Insuring Party shall fail to procure and maintain the insurance required to be carried by it under this Article 7, the Non-Insuring Party may, but shall not be required to, procure and maintain such insurance, but at the Insuring Party's expense.

     The insurance provided for herein may be brought within the coverage of a so-called "blanket" policy or policies of insurance carried and maintained by Tenant or Landlord if (i) Landlord and, if requested by Landlord, any mortgagee of Landlord shall be named as additional insureds or loss payees thereunder as required in this Article 7, (ii) the coverage afforded Landlord and Tenant shall not be reduced or diminished by reason of the use of such "blanket" policy or policies and (iii) all of the other requirements set forth in this Article 7 are satisfied.

     7.06 Waiver of Subrogation
          ---------------------

     To the extent permitted by law and without affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant each waives any right to recover against the other (a) damages for injury to or death of persons, (b) damages to property, (c) damage to the Premises or any part thereof, and (d) claims arising by reason of any of the foregoing, but only to the extent that any of the foregoing damages and/or claims are covered (then only to the extent of such coverage) by insurance actually carried, or required by this Lease to be carried, by either Landlord or Tenant. This provision is intended to waive fully, and for the benefit of each party, any rights and/or claims which might give rise to a right of subrogation in any insurer. Each party shall cause each insurance policy obtained by it to permit such waiver of subrogation or to provide that the insurer waives all right of recovery by way of subrogation against either party in connection with any damage covered by such policy. If any insurance policy cannot be obtained permitting or providing for a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurers issuing policies not permitting or providing for a waiver of subrogation, the party undertaking to obtain such insurance shall notify the other party in writing of this fact. The other party shall have a period of fifteen (15) days after receiving the notice either to place the insurance with an insurer that is reasonably satisfactory to the other party and that will carry the insurance permitting or providing for a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If such insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party shall be relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved during the policy period of such insurance, but such obligation shall revive (subject to the provisions of this Section 7.06) upon the expiration of such policy period.

     7.07 Exoneration and Indemnity
          -------------------------

     (a) Tenant shall indemnify Landlord and its Affiliates, and each of their respective agents, contractors, officers, shareholders and employees and hold each of them harmless from and against any and all losses, liabilities, judgments, settlements, causes of action, suits, costs and expenses (including reasonable attorneys' fees and other costs of investigation and defense) which they may suffer or incur by reason of any claim asserted by any person arising out of, or related to (or allegedly arising out of or related to): (i) Tenant's use and occupancy of the Premises, use of the Common Areas and Tenant's activities in and about the Premises or the Common Areas including, without limitation, use or occupancy by Tenant's employees, suppliers, shippers, customers and invitees; (ii) any failure by Tenant to perform any material obligation to be performed by Tenant under the terms of this Lease; or (iii) any wrongful act, wrongful omission, negligence or willful misconduct of Tenant or any of its agents, employees, representatives, officers, directors or independent contractors. If any action or proceeding is brought against Landlord or any of its Affiliates (or any of their respective agents, contractors, officers, shareholders or employees) by reason of any such claim, Tenant, upon Landlord's request, shall defend the same by counsel reasonably satisfactory to Landlord, at Tenant's expense.

     (b) Landlord shall indemnify Tenant and its affiliates, and each of their respective agents, contractors, officers, shareholders and employees and hold each of them harmless from and against any and all losses, liabilities, judgments, settlements, causes of action, suits, costs and expenses (including reasonable attorneys' fees and other cost of investigation and defense) which they may suffer or incur by reason of any claim asserted by any person arising out of, or related to (or allegedly or arising out of or related to): (i) any failure by Landlord to perform any material obligation to be performed by Landlord under the terms of this Lease; (ii) any wrongful act, wrongful omission, negligence or misconduct of Landlord or any Affiliate of Landlord or any of its or their agents, employees, representatives, officers, directors or independent contractors; and (iii) Landlord's activities in and about the Premises or the Common Areas. If any action or proceeding is brought against Tenant or any of its affiliates (or any of their respective agents, contractors, officers, shareholders or employees) by reason of any such claim, Landlord upon Tenant's request, shall defend the same by counsel satisfactory to Tenant at Landlord's expense.

                                  ARTICLE 8.
                     ASSIGNMENT, SUBLETTING, HYPOTHECATION
                     -------------------------------------

     8.01 Landlord's Consent Required
          ---------------------------

     Except as otherwise provided herein, Tenant will not assign this Lease or, except as provided below, sublease all or part of the Premises to any third party without Landlord's prior written consent which consent shall not be unreasonably withheld or delayed. Notwithstanding any such consent, no assignment or sublease shall be effective until the assignee or sublessee shall have obtained all required permits and licenses to use the Premises for its permitted uses. In the event of a proposed assignment or sublease requiring Landlord's consent, Tenant will give written notice thereof ("Tenant's Notice") to Landlord indicating the general nature of the proposed transaction, and the proposed assignee's or subtenant's identity and financial condition and the contemplated use of the Premises or the portion to be subleased, as the case may be. If an assignee or sublessee is required to be licensed by the California Gambling Commission (the "Commission"), Tenant agrees to provide Landlord with the same information, at the same time, as the proposed assignee or sublessee provides to the Commission in connection with such licensing. Landlord will notify Tenant in writing within thirty (30) days after the date of Tenant's Notice as to whether Landlord grants or withholds its consent to the proposed assignment or subletting and, if such consent is withheld, describing in reasonable detail the basis therefor. Landlord has heretofore approved Century Gaming Management, Inc., a California corporation ("CGM"), as the Casino Operator. If, at any time, Tenant proposes to sublease the Premises to a casino operator other than CGM, the requirements of this Section 8.01 shall apply. In respect of such a sublease, (i) Tenant shall notify Landlord of such proposal (the "Sublease Notice") at least sixty (60) days prior to the date such sublease term is to commence, which notice shall include the identity of the proposed sublessee (the "Proposed Sublessee"), the equity owners and any other principals managing the affairs of the Proposed Sublessee together with financial statements for the Proposed Sublessee, if available (collectively, the "Sublessee Information"), and (ii) Tenant or the Proposed Sublessee shall provide Landlord with copies of any applications, forms, data and information provided to the California Gaming Commission in connection with the licensing of the Proposed Sublessee and not already provided as part of the Sublessee Information (collectively, the "Gaming Submittals"). Landlord, in the exercise of its reasonable judgment, may also request additional information concerning the Proposed Sublessee. If Landlord shall have received the Sublease Notice, the Sublessee Information and the Gaming Submittals and thereafter rejects a Proposed Sublessee which has been duly licensed as an operator of a casino by the California Gaming Commission, Tenant shall be entitled to an abatement of rent for the period commencing on the latter to occur of (A) the date sixty (60) days after the date that Landlord shall have received all of the Sublease Notice, the Sublessee Information and the Gaming Submittals, and (B) the date that the California Gaming Commission issues a license to the Proposed Sublessee, and ending on the date that the Landlord and Tenant agree on the identity of a mutually acceptable and licensed sublessee. Notwithstanding anything to the contrary contained herein, Tenant may freely sublease the meeting rooms, restaurants, retail areas or similar portions of the Premises from time to time, without the consent of Landlord.

     8.02 Future Consents/Tenant's Liability
          ----------------------------------

     Landlord's consent to one assignment or sublease will not be deemed to constitute its consent to any future assignments or subleases, whether by Tenant or any assignee or subtenant. No assignment of this Lease or sublease will relieve Tenant of its obligations hereunder with respect to the balance of the Term; provided, however, that if the assignee has a net worth in excess of Two Hundred Million Dollars ($200,000,000) ("Minimum Net Worth") at the time of the assignment, and assumes the obligations of Tenant hereunder accruing from and after the assignment, Tenant shall be released of all obligations and liabilities hereunder accruing subsequent to the assignment. Any assignment or subletting hereunder will be pursuant to an instrument reasonably satisfactory to Landlord, and the assignee or subtenant will agree for the benefit of Landlord to be bound by, assume and perform all the terms, covenants and conditions thereafter to be performed by or applicable to Tenant hereunder. Any purported assignment or subletting not in compliance with this Article 8 will be null and void and will constitute a breach of this Lease.

     8.03 Tenant Affiliates
          -----------------

     Notwithstanding anything to the contrary herein, Landlord's consent will not be required for any assignment or subletting to a Tenant Affiliate. "Tenant Affiliate" will mean any of the following: (i) any person directly or indirectly controlling or controlled by or under common control with Tenant; (ii) any person which succeeds to the interest of Tenant under this Lease by reason of the merger, consolidation or dissolution of Tenant; and (iii) any person acquiring all or substantially all of the operating assets of Tenant or any of its divisions. "Person" will mean one or more human beings or legal entities or other artificial persons, including, without limitation, partnerships, corporations, firms, associations, groups, limited liability companies or partnerships, trusts, estates and any combination of human beings and legal entities.

     8.04 Assignment Restrictions
          -----------------------

     Any attempt to assign or otherwise transfer this Lease or to sublet space in the Premises without any required Landlord consent shall be void and shall, at the option of Landlord, terminate this Lease.

                                  ARTICLE 9.
                                EMINENT DOMAIN
                                --------------

     9.01 Effect on Lease
          ---------------

     If the Premises or any portion thereof are taken or damaged, including severance damage, under the power of eminent domain or by inverse condemnation or for any public or quasi-public use, or voluntarily conveyed or transferred in lieu of an exercise of eminent domain or while condemnation proceedings are pending (all of which are herein called

"condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If so much of the Premises is taken by condemnation that the remainder is unsuitable for Tenant's continued occupancy for the uses and purposes for which the Premises are leased, Tenant shall have the option, exercisable only by written notice to Landlord within thirty (30) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken title or possession, whichever first occurs), to terminate this Lease as of the later of the date the condemning authority takes such title or possession (whichever first occurs) or the date Tenant vacates the Premises; provided, however, that if Landlord disagrees with Tenant's determination that the portion of the Premises remaining after condemnation is unsuitable for Tenant's occupancy, such controversy shall be settled by arbitration in Los Angeles, California in accordance with the commercial arbitration rules of the American Arbitration Association then in effect. In the event that less than all of the Premises shall be taken by condemnation and Tenant does not elect to terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent and applicable Additional Rent shall be reduced in the same ratio that the floor area of the portion of the Premises taken by such condemnation bears to the floor area of the Premises immediately before such condemnation.

     9.02  Award
           -----

     In the event of any Taking, whether whole or partial, Landlord and Tenant shall be entitled to receive and retain such separate awards and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

     9.03  Rebuilding
           ----------

     In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of the awards applicable to the building of which the Premises are a part actually received by Landlord and Tenant in connection with such condemnation, and subject to the provisions of any Landlord's mortgage concerning the application of condemnation proceeds, cause such restoration and repair to the remaining portion of the Premises to be done as may be necessary to restore them to an architectural and usable whole reasonably suitable for the conduct of the business of Tenant.

                                  ARTICLE 10.
                     TENANT'S BREACH; LANDLORD'S REMEDIES
                     ------------------------------------

     10.01 Tenant's Breach
           ---------------

     The occurrence of any one of the following events shall constitute an "Event of Default" and a breach of this Lease by Tenant:

     (a) The failure by Tenant to make any payment of Base Rent, Additional Rent or other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof from Landlord to Tenant; provided, however, that no such notice shall be required if, during the preceding twelve (12) calendar months, Landlord shall have provided three (3) such notices.

     (b) The failure by Tenant to observe or perform any of the material covenants or obligations under this Lease to be observed or performed by Tenant, other than as specified in subsections (a) and (d) of this Section 10.01, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant (provided however, that if the default involves a hazardous condition or substance, Tenant shall have such shorter cure period as Landlord shall specify in writing in its written notice to Tenant of the default if such shorter period is reasonable under then existing circumstances, such as imminent danger of spread of contaminants or other danger to persons or health); provided, however, that if the nature of such failure is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be in default if Tenant shall commence such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

     (c) The abandonment of the Premises (or a substantial portion thereof) by Tenant.

     (d) The appointment by any court of a receiver, interim trustee or trustee to take possession of any asset or assets of Tenant, said receivership or trusteeship remaining undischarged for a period of sixty (60) days.

     (e)  A general assignment by Tenant for the benefit of creditors.

     (f) The filing of a voluntary petition by Tenant in bankruptcy or any other petition under any section or chapter of the Bankruptcy Code or any similar law, whether state, federal or foreign, for the relief of debtors.

     (g) The filing against Tenant of an involuntary petition or any other petition under any section or chapter of the Bankruptcy Code or any similar law, whether state, federal or foreign, for the relief of debtors by the creditors of Tenant, said petition remaining undischarged for a period of sixty (60) days.

     (h) The levy, attachment, execution or judicial seizure of Tenant's interest in this Lease or all or any substantial part of the properties and assets of Tenant, such attachment, execution or other seizure remaining undismissed or undischarged for a period of fifteen (15) days after the levy thereof.

     (i) The admission in writing by Tenant of its inability to pay its respective debts or perform its obligations as they become due.

     (j) The calling of a meeting of the creditors representing a significant portion of the unsecured liabilities of Tenant for the purpose of effecting a moratorium, extension, composition or any of the foregoing.

     (k) The occurrence of any of the events specified in subsections (e) through (l), inclusive, with respect to any general partner of Tenant (if Tenant is a partnership) or any guarantor of Tenant's obligations under this Lease.

     (l) The occurrence of any event which expressly constitutes an incurable breach of this Lease.

     The notices specified in subsections (a) and (b) of this Section 10.01 shall be in lieu of, and not in addition to, any notices required under California Code of Civil Procedure Section 1161 or any successor statute.

     10.02 Landlord's Remedies
           -------------------

     In the event of an Event of Default under Section 10.01 then Landlord, in addition to any other rights or remedies it may have at law, in equity or otherwise, shall have the following rights:

     (a) Landlord shall have the right to terminate this Lease and Tenant's right to possession of the Premises by giving written notice of termination to Tenant. No act by Landlord other than giving express written notice to Tenant shall terminate this Lease or Tenant's right to possession of the Premises. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedy it may have, it is hereby agreed by Landlord and Tenant that the damages Landlord shall be entitled to recover under this Lease shall include without limitation:

           (i) The worth, at the time of award, of the unpaid Rent that has been earned at the time of the termination of this Lease;

           (ii) The worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of Rent that Tenant proves could have been reasonably avoided;

           (iii) The worth, at the time of award, of the amount by which the unpaid Rent for the balance of the stated term hereof (determined without regard to the termination of this Lease for Tenant's breach) after the time of award exceeds the amount of the loss of Rent that Tenant proves could be reasonably avoided; and

           (iv) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's breach, including, but not limited to, the costs and expenses (including attorneys' fees, court costs, advertising costs and brokers' commissions) of recovering possession of the Premises, removing persons or property therefrom, placing the Premises in good order, condition and repair, preparing and altering the Premises for reletting and all other costs and expenses of reletting.

     "The worth, at the time of award," as used in subparagraphs (i) and (ii) above shall be computed by allowing interest at the Agreed Rate. "The worth at the time of award," as referred to in subparagraph (iii) above shall be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). The terms "Rent" and "Rents" as used in this Section 10.02 shall include the Rent, and all Additional Rent and all other fees and charges required to be paid by Tenant pursuant to the provisions of this Lease.

     (b) Even though Tenant has breached or defaulted under this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate by express written notice Tenant's right to possession, and Landlord may enforce all of its rights and remedies under this Lease., including but not limited to the right to recover all Rents as they become due hereunder.

     (c)   In addition, Landlord shall have the right to:

           (1) Continue the Lease and Tenant's right to possession in effect (under California Civil Code Section 1951.4) after Tenant's breach and abandonment and recover the Rent as it becomes due, whether or not Tenant shall have abandoned the Premises.

           (2) Re-enter the Premises and remove all persons or property from the Premises. Property may be stored or disposed of as provided under applicable law. Acts of re-entry or maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Landlord's interest under the Lease, shall not constitute a termination of the Tenant's right to possession unless Landlord has given a written notice of such election to Tenant.

           (3) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state wherein the Premises are located.

     (d) The expiration or termination of this Lease and/or the termination of Tenant's right to possession shall not relieve Tenant from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Tenant's occupancy of the Premises.

     10.03 Right to Cure Tenant's Default
           ------------------------------

     If, after the expiration of any cure or notice period, Tenant has failed to do any act required to be done by Tenant hereunder, Landlord may (but without being obligated to do so) cure such failure at Tenant's cost. If Landlord at any time, by reason of Tenant's failure to comply with the provisions of this Lease, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid and, if paid at a later date, shall bear interest at the Agreed Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. Such sum, together with interest thereon, shall be Additional Rent hereunder.

     10.04 Landlord's Remedies Not Exclusive
           ---------------------------------

     The several rights and remedies herein granted to Landlord shall be cumulative and in addition to any others to which Landlord is or may be entitled by law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies which Landlord may have and shall not be deemed a waiver of any of Landlord's rights or remedies or to be a release of Tenant from any of Tenant's obligations, unless such waiver or release is expressed in writing and signed by Landlord.

     10.05 Receipt of Rents
           ----------------

     Landlord's acceptance of full or partial payment of Rent following any Event of Default shall not constitute a waiver of such Event of Default.

                                  ARTICLE 11.
                     LANDLORD'S DEFAULT; TENANT'S REMEDIES
                     -------------------------------------

     11.01 Landlord's Default
           ------------------

     The failure by Landlord to observe or perform any of the material covenants or obligations under this Lease to be observed or performed by Landlord where such failure shall continue for a period of thirty (30) days after written notice thereof from Tenant to Landlord shall constitute a default of this Lease by Landlord; provided, however, that if the nature of such failure is such that more than thirty (30) days are reasonably required for its cure, then Landlord shall not be in default if Landlord shall commence such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

     11.02 Tenant's Remedies
           -----------------

     (a) In the event of Landlord's default under Section 11.01 after the expiration of any applicable cure period, in addition to any other rights or remedies it may have at law, in equity or otherwise, Tenant, acting reasonably, shall have the right but not the obligation to cure Landlord's default, at Landlord's expense. If Tenant at any time, by reason of Landlord's failure to comply with the provisions of this Lease, pays any sum or does any act that requires the payment of any sum, the sum paid by Tenant shall be due immediately from Landlord to Tenant at the time the sum is paid and, if paid at a later date, shall bear interest at the Agreed Rate from the date the sum is paid by Tenant until Tenant is reimbursed by Landlord. In no event will such deduction be the basis of forfeiture of this Lease nor constitute a default in the payment of Rent unless Tenant fails to pay the amount of such deduction within ten (10) days after Tenant's receipt of notice of a final adjudication that such amount is owing to Landlord.

     (b) Tenant may recover from Landlord any and all damages or expenses suffered or incurred by Tenant as a result of such Landlord's Default; and

     (c) Tenant may obtain and enforce an order of specific performance against Landlord, or may enforce any other remedy available to Tenant at law or in equity.

     11.03 Tenant's Remedies Not Exclusive
           -------------------------------

     The several rights and remedies herein granted to Tenant shall be cumulative and in addition to any others to which Tenant is or may be entitled by law or in equity (provided, however, that Tenant waives any offset rights it may have), and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies which Tenant may have and shall not be deemed a waiver of any of Tenant's rights or remedies or to be a release of Landlord from any of Landlord's obligations, unless such waiver or release is expressed in writing and signed by Tenant.

     11.04 Payment of Rents
           ----------------

     Tenant's full or partial payment of Rent following any default of Landlord under this Lease shall not constitute a waiver of such default.

                                  ARTICLE 12.
                             HAZARDOUS SUBSTANCES
                             --------------------

     12.01 Tenant's Obligations.
           --------------------

     Tenant will not generate, bring onto, use, store or dispose of any Hazardous Substance (as hereinafter defined) on or about the Premises except for such substances that are reasonably required in the ordinary course of Tenant's business conducted on the Premises or otherwise approved in writing by Landlord. Tenant will use, store and dispose of all such Hazardous Substances in compliance with all applicable statutes, ordinances and regulations in effect during the Lease Term that relate to public health and safety and protection of the environment ("Environmental Laws"). Tenant will, at its sole cost and expense, clean-up and remediate any Hazardous Substance released on or about the Premises by Tenant and will indemnify, defend and hold harmless Landlord from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties and attorneys fees, relating to Hazardous Substances, if any, brought onto the Premises by Tenant or Tenant's agents or employees.

     12.02 Notice of Release or Investigation.
           ----------------------------------

     If during the Term of this Lease either party becomes aware of (i) any actual or threatened release of any Hazardous Substance on, under, or about the Premises, or (ii) any inquiry, investigation, proceeding or claim by any government agency or other person regarding the presence or alleged presence of any Hazardous Substance on, under or about the Premises, that party will give the other party written notice of the release, inquiry, investigation, proceeding or claim within five (5) days after learning about it and will simultaneously furnish to the other party copies of any correspondence, claims, notices of violations, reports or other writings received or sent by the party providing notice that pertain to the release or investigation.

     12.03 Definition of "Hazardous Substance".
           -----------------------------------

     For purposes of this Lease, the term "Hazardous Substance" means: (i)any "hazardous substance," as that term is defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA) (42 United States Code sections 9601-9675); (ii) "hazardous waste," as that term is defined in the Resource Conservation and Recovery Act of 1976 (RCRA) (42 United States Code sections 6901-6992k); (iii) any pollutant, contaminant, or hazardous, dangerous, or toxic chemical, material, or substance, within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders imposing liability or standards of conduct concerning any hazardous, dangerous, or toxic waste, substance, or material, now or hereafter in effect); (iv) petroleum, crude oil or any fraction thereof; (v) radioactive material, including any source, special nuclear, or byproduct material as defined in 42 United States Code sections 2011-2297g-4; (vi) asbestos in any form or condition; and (vii) polychlorinated biphenyls ("PCBs") and substances or compounds containing PCBs.

                                  ARTICLE 13.
                 SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT
                 ---------------------------------------------

     Concurrently with the mutual execution of this Lease, Landlord, Tenant and each Landlord's mortgagee shall execute and deliver a Non-Disturbance, Subordination and Attornment Agreement in substantially the form attached as Exhibit D to this Lease ("Non-Disturbance Agreement"). If a non-disturbance
---------
agreement reasonably satisfactory to Tenant is not executed by each existing Landlord's mortgagee and by Landlord by said date, Tenant may at any time thereafter and prior to its actual receipt of such an executed non-disturbance agreement terminate this Lease upon written notice to Landlord. At the election of any subsequent mortgagee of Landlord, the rights of Tenant hereunder will be subject and subordinate to such mortgagee's Encumbrance (as hereinafter defined); provided, however, that such subordination of Tenant's rights will only be effective if prior to or concurrently therewith, Tenant receives a commercially reasonable Non-Disturbance Agreement executed by Landlord and such mortgagee, which Non-Disturbance Agreement Tenant also agrees to execute. If Landlord's interest in the Premises is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at the foreclosure sale, Tenant shall attorn to any transferee of or successor to Landlord's interest in the Property who has previously delivered to Tenant a Non-Disturbance, Subordination and Attornment Agreement consistent with this Article
13. For purposes of this Lease, the term "Encumbrance" will mean each deed of trust, mortgage, or other written security device or agreement which now encumbers, or may in the future encumber the Premises or any part thereof, and the note or other obligation it secures, and each lease of which Landlord is the lessee which covers, or may in the future cover, the Premises or any part thereof; and the terms "Landlord's mortgagee" and "mortgagee of Landlord" include the mortgagee under each such mortgage, the beneficiary under each such deed of trust, and the lessor under each such ground lease.

                                  ARTICLE 14.
                            TAXES AND OTHER CHARGES
                            -----------------------

     14.01 Payment of Taxes
           ----------------
     Landlord shall pay all real estate taxes and general and special assessment levied and assessed against the Property and the improvements thereon.

     14.02 Tenant's Obligations
           --------------------

     (a) Tenant shall reimburse Landlord, as Common Area Charges under Section 3.02, for any and all real estate taxes and general or special assessments levied and assessed against the Premises or upon, allocable to, or measured by or on the gross or net rent payable hereunder, but excluding (i) inheritance, estate, succession or transfer taxes of Landlord, (ii) income, excise, franchise or gross profits taxes on Landlord or any other taxes imposed on or measured by the net income of Landlord from all sources.

     (b) Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property or Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

     14.03 Right to Contest
           ----------------

     Landlord shall, at the request of Tenant and at Tenant's sole cost and expense, seek a reduction in the assessed valuation of the Premises or otherwise contest any real property taxes or assessments applicable to the Premises. If so requested by Tenant, Landlord will join in such proceeding or contest or permit it to be brought in Landlord's name, and will otherwise cooperate with Tenant in connection with any such proceeding or contest. In the event Landlord is successful in any such proceeding or contest, Landlord will promptly pay over to Tenant the amount of any refund or rebate of overpaid taxes received by Landlord from the taxing authority attributable to the Premises.

                                  ARTICLE 15.
                          UTILITY AND OTHER SERVICES
                          --------------------------

     15.01 Utility Charges
           ---------------

     Landlord shall make application and otherwise arrange, and pay or cause to be paid all charges for water, sewer, gas, electricity, light, power, telephone and any other utility services used in or on or supplied to or for the Premises, or any part thereof. Tenant shall pay a pro rata share of such charges based upon Tenant's use. The Parties shall act in good faith to agree on Tenant's pro rata share on an annual basis. Landlord at its sole cost and expense shall use commercially reasonable efforts to cause the providers of all such utilities to install separate meters for the utilization thereof at the Premises. From and after the completion of such separate metering, all future utility expenses in respect thereof (including any taxes thereon) shall be paid by Tenant directly to such provider. Upon the request of Landlord, Tenant shall deliver to Landlord copies of all invoices or bills for such charges with evidence reasonably satisfactory to Landlord that such charges have been paid.

     15.02 Security; Landlord Nonresponsibility; Indemnity
           -----------------------------------------------

     Tenant expressly agrees that Tenant shall have the sole responsibility for providing surveillance and security relating to the Premises and the persons therein and the activities conducted in and about Premises, including, without limitation, surveillance necessary to maintain the integrity of the casino activities, and Landlord shall have no responsibility with respect thereto. Under no circumstances, and in no event, shall Landlord be liable to Tenant, any Subtenant or any other person by reason of any theft, burglary, robbery, assault, trespass, arson, unauthorized entry, vandalism, or any other act of any person (other than a duly authorized agent of Landlord) occurring in or about the Premises, and Tenant shall indemnify Landlord and its agents, contractors and employees and hold each of them harmless from and against any and all losses, liabilities, judgments, costs or expenses (including reasonable attorneys' fees and other costs of investigation or defense) which they may suffer or incur by reason of any claim asserted by any person arising out of, or related to, any of the foregoing.

                                  ARTICLE 16.
                              GENERAL PROVISIONS
                              ------------------

     16.01 Estoppel Certificates
           ---------------------

     Either party shall, without charge, at any time and from time to time, within ten (10) business days after request by the other party, deliver a written certificate duly executed and acknowledged, certifying to the requesting party, or any other person or entity specified by the requesting party:

     (a) That this Lease is unmodified and in full force and effect, or if there has been any modification, that the same is in full force and effect as so modified, and identifying any such modification;

     (b) Whether or not to the knowledge of the certifying party there are then existing any offsets or defenses in favor of such party against the enforcement of any of the terms, covenants and conditions of this Lease and, if so, specifying the same, and also whether or not to the knowledge of the certifying party, the requesting party has observed and performed all of the terms, covenants and conditions on its part to be observed and performed, and, if not, specifying the same;

     (c) The dates to which Base Rent, Additional Rent and all other charges hereunder have been paid; and

     (d) Any other matter which reasonably relates to the tenancy created hereby and the contractual relationship between Landlord and Tenant.

     The failure of the certifying party to deliver such certificate within five
(5) business days after a second written request shall constitute a default hereunder and shall be conclusive upon Landlord, Tenant and any other person, firm or corporation for whose benefit the certificate was requested, that this Lease is in full force and effect without modification except as may be represented by the requesting party, and that there are no uncured defaults on the part of the requesting party. If the certifying party does not deliver such certificate to the requesting party or such person designated by the requesting party within such 10-day period, the certifying party shall be liable to the requesting party for all damages, losses, costs and expenses proximately resulting from the certifying party's failure to timely deliver such certificate. If the certifying party makes any false statement or claim in any such certificate, the certifying party shall be liable to the requesting party for all damages, losses, costs and expenses proximately resulting therefrom.

     16.02 Landlord's Right of Entry
           -------------------------

     Landlord and its authorized representatives may, at reasonable times and on not less than forty-eight (48) hours prior written notice to Tenant, and accompanied by a representative of Tenant, enter the Premises to: (i) inspect the Premises; (ii) show the Premises to prospective purchasers or mortgagees and, during the last nine (9) months of the Lease Term, to prospective tenants;
(iii) serve, post and keep posted notices or non-responsibility or other notices required by law or permitted by this Lease; (iv) perform any repairs, replacements or maintenance required of Landlord hereunder; or (v) perform any covenants of Tenant that Tenant fails to perform, in accordance with Section
10.03.  To the
extent reasonably practicable, Landlord will exercise its rights under this
Section 16.02 in such a manner as to minimize the Impact on Tenant's business in and occupancy of the Premises. Notwithstanding anything to the contrary herein, Landlord and its authorized representatives may enter the Premises without any advance notice when necessary to address an emergency situation which poses a threat of imminent bodily harm or substantial property damage.

     16.03 Waiver
           ------

     No waiver of any breach of any covenant or condition herein contained shall be effective unless such waiver is in writing, signed by the aggrieved party and delivered to the breaching party. The waiver by the aggrieved party of any such breach or breaches, or the failure by the aggrieved party to exercise any right or remedy in respect of any such breach or breaches, shall not constitute a waiver or relinquishment for the future of any such covenant or condition or of any subsequent breach of any such covenant or condition nor bar any right or remedy of the aggrieved party in respect of any such subsequent breach. The receipt of any Rent after the expiration of any cure period provided for in this Lease (regardless of any endorsement on any check or any statement in any letter accompanying any payment of Rent) by Landlord shall not operate as an accord and satisfaction or a waiver of the right of Landlord to enforce the payment of Rents previously due or as a bar to the termination of this Lease or the enforcement of any other remedy for default in the payment of such Rents previously due, or for any other breach of this Lease by Tenant.

     16.04 Surrender of Premises; Holding Over
           -----------------------------------

     Tenant shall, at the end of the Term, surrender the Premises to Landlord together with any personal property therein belonging to Landlord and alterations made thereto, in good order, repair, and condition, except for damage caused by casualty or by subsidence or other earth movement, obsolescence, ordinary physical depreciation, or ordinary wear and tear, or by Landlord's failure to perform its obligations under this Lease, and except for the matters and things which Landlord is required to do or repair under this Lease. Tenant shall have the right at any time on or before the termination of this Lease to remove from the Premises all merchandise, signs, fixtures, furniture, furnishings, partitions, and equipment installed and owned by Tenant; provided, however, Tenant shall repair any damage to the Premises caused by any such removal. Heating, ventilating, air conditioning, plumbing, bulkheads, partition walls, ceilings, electrical and sprinkler equipment, and other permanent fixtures and alterations shall not be removed by Tenant. If Tenant holds over after the expiration or earlier termination of the Term, Tenant will become a tenant from month to month upon the same terms as herein provided except that Base Rent shall be an amount equal to one hundred and fifty percent (150%) of the Base Rent payable prior to such expiration or termination. Such month to month tenancy will continue until the tenancy is terminated at the end of any month by the giving of at least thirty (30) days written notice by either party hereto to the other.

     16.05 Notices
           -------

     Wherever in this Lease one party to this Lease is required or permitted to give or serve a notice, statement, request or demand to or on the other, such notice, statement, request or demand shall be given or served upon the party to whom directed in writing and shall be delivered personally or forwarded by registered or certified mail, postage prepaid, return receipt requested, or by prepaid express mail or overnight courier, addressed to Landlord or Tenant, as the case may be, at the address of that party set forth below with copies to be sent concurrently as follows:

     If to Tenant:            Hollywood Park, Inc.
                              330 North Brand Avenue
                              Suite 1100
                              Glendale CA 91203
                              Attention: General Counsel

     With a copy to:          Irell & Manella LLP
                              1800 Avenue of the Stars
                              Suite 900
                              Los Angeles, CA 90067
                              Attention: Sandra G. Kanengiser

     If to Landlord:          Churchill Downs California Company
                              1050 South Prairie Avenue
                              Inglewood, California 90306-0369
                              Attention: President

     With a copy to:
                              Churchill Downs Incorporated
                              700 Central Avenue
                              Louisville, Kentucky 40208
                              Attention: John R. Long, Chief Operating Officer


     Either party may change its address for notice by written notice given to the other in the manner hereinabove provided. Any such notice, statement, request or demand shall be deemed to have been duly given or served on the date personally delivered or two (2) business days after the date deposited in the United States mail in accordance with this Section 16.05.

     16.06 Partial Invalidity; Construction
           --------------------------------

     If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be held to be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law. This Lease shall be governed by and construed under the laws of the State of California. When required by the context of this Lease, the singular shall include the plural, and the neuter shall include the masculine and feminine.

     16.07 Captions
           --------

     The captions and headings in this Lease are inserted only as a matter of convenience and for reference, and they in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.

     16.08 Memorandum of Lease
           -------------------

     Concurrently herewith the parties have executed a Memorandum of Lease which will be promptly recorded in the Official Records of the City and County of Los Angeles. This Lease and said Memorandum of Lease will be construed together as one instrument provided, however, that the terms, covenants and conditions of this Lease will control over such Memorandum.

     16.09 Readerboard Signs
           -----------------

     Tenant shall retain its exposure on the Readerboard Signs consistent with the fixed and electronic exposure currently dedicated to the Hollywood Park-Casino. In the event Landlord sells or otherwise transfers its rights in the Readerboard Signs, such sale or transfer shall be subject to Tenant's rights hereunder for the term of the Lease and the Extension Period. Landlord shall be entitled to retain all revenue received from third parties for the use of the Readerboard Signs and shall bear sole responsibility for the maintenance and repair and payment of all utility and other expenses of the Readerboard Signs.

     16.10 Signage
           -------

     Subject to compliance with Applicable Laws, Tenant may install its signs on the Premises at its sole cost and expense. Tenant will be responsible for the maintenance and repair of such signs, and will remove such signs at its expense at the end of the Term. Tenant shall be responsible for repairs to the improvements (including the roof) arising as a result of the maintenance or removal of signage. Any such signage installed after the Commencement Date visible from outside of the Premises shall be subject to Landlord's prior approval, not to be unreasonably withheld or delayed. Landlord will not take any action on or about the Property that will obstruct the visibility of such signs.

     16.11 Brokers' Commissions
           --------------------

     Each party represents and warrants to the other party that it has had no dealings with any broker, finder or agent in connection with the subject matter of this Lease or any of the transactions contemplated hereby. Each party agrees to defend, indemnify and hold harmless the other party from any claim, suit, liability, cost or expense (including attorneys' fees) with respect to brokerage or finder's fees or commissions or other similar compensation alleged to be owing on account of such party's dealings (or alleged dealings) with any real estate broker, agent, finder or other person.

     16.12 Attorneys' Fees
           ---------------

     (a) In the event of any litigation between Landlord and Tenant alleging a breach of this Lease by either party, or seeking a declaration of the rights of the parties hereunder, the losing party shall pay to the prevailing party its costs of litigation including reasonable attorneys' fees.

     (b) Each party shall reimburse the other party, upon demand, for all costs and expenses (including attorneys' fees) incurred by such party in connection with any bankruptcy proceeding, or other proceeding under Title 11 of the United States Code (or any successor or similar law) involving the other party.

     16.13 Counterparts
           ------------

     This Lease may be executed in two or more counterparts, each of which may be deemed an original, but all of which together shall constitute one and the same instrument.

     16.14 Sole Agreement
           --------------

     This Lease contains all of the agreements of the parties hereto with respect to the matters covered hereby, and no prior agreements, oral or written, or understandings or representations of any nature whatsoever pertaining to any such matters shall be effective for any purpose unless specifically incorporated in the provisions of this Lease or said agreements.

     16.15 Successors and Assigns
           ----------------------

     Subject to the provisions hereof relative to assignment, this Lease shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto, and the terms "Landlord" and "Tenant" shall include the respective successors and assigns of such parties. In the event Landlord sells or otherwise transfers its interest as Landlord in and to this Lease (other than a transfer or assignment to a lender for purposes of security), Landlord will be released from all liability and obligations under this Lease that accrue after the effective date of transfer, subject to the following restrictions: (i) Landlord will not be released from its obligations under this Lease unless the transferee assumes in writing, for the benefit of Tenant, Landlord's obligations under this Lease from and after the date of transfer; and
(ii) nothing contained herein shall release or be construed to release Landlord from any of its obligations or liabilities under this Lease that accrue before the date of transfer.

     16.16 Time is of the Essence
           ----------------------

     Time is of the essence with respect to the performance or observance of each of the obligations, covenants and agreements of each of Landlord and Tenant under this Lease.

     16.17 Survival of Covenants
           ---------------------

     Except with respect to those conditions, covenants and agreements of this Lease which by their express terms are applicable only to, or which by their nature could only be applicable after, a certain date or time during the term hereof, all of the conditions, covenants and agreements of this Lease shall be deemed to be effective as of the date of this Lease. Any obligation arising during the Term of this Lease under any provision hereof, which by its nature would require Landlord and/or Tenant to take certain action after the expiration of the Term or other termination of this Lease, including any termination resulting from the breach of this Lease by Landlord or Tenant, shall be deemed to survive the expiration of the Term or other termination of this Lease to the extent of requiring any action to be performed after the expiration of the Term or other termination hereof which is necessary to fully perform the obligation that arose prior to such expiration or termination.

     16.18 Landlord's Consent or Approval
           ------------------------------

     Where any provision of this Lease requires the consent or approval of Landlord to any action to be taken or of any instrument or document submitted or furnished by Tenant or otherwise, such consent or approval shall not be unreasonably withheld or delayed by Landlord unless such provision entitles Landlord to the discretionary withholding of any such consent or approval required thereby. The consent or approval of Landlord to or of any such act, instrument or document shall not be deemed a waiver of, or render unnecessary, Landlord's consent or approval to or of any subsequent similar or dissimilar acts to be taken or instruments or documents to be submitted or furnished by Tenant hereunder.

     16.19 Entire Agreement
           ----------------

     This Lease together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or Tenant or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties hereto.

     16.20 Joint and Several Obligations
           -----------------------------

     If more than one person or entity is Tenant or Landlord, the obligations imposed on that party shall be joint and several. If either Landlord or Tenant is a partnership, the obligations of each general partner shall be joint and several.

     16.21 No Offer
           --------

     The submission of this document for examination and discussion does not constitute an offer to lease, or a reservation of, or option for, the Premises. This document will become effective and binding only upon execution and delivery by Landlord and Tenant.

     16.22 Corporate Resolution
           --------------------

     If either party hereto is a corporation, it will deliver to the other party, upon execution of this Lease, a certified copy of a resolution of its board of directors authorizing the execution of this Lease and naming the officer or officers who are authorized to execute this Lease on behalf of the corporation.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the day and year first above written.

          LANDLORD:      Churchill Downs California Company,
                         a Kentucky corporation



                         By:____________________________

                         Its:___________________________



                         By:____________________________

                         Its:___________________________



          TENANT:        Hollywood Park, Inc.,
                         a Delaware corporation

                         By: ___________________________
                             R.D. Hubbard
                             Chairman of the Board and
                             Chief Executive Officer

                                   EXHIBIT D
                                   ---------

                      ASSIGNMENT AND ASSUMPTION AGREEMENT


     This ASSIGNMENT AND ASSUMPTION AGREEMENT ("Assignment") is made this 10th day of September, 1999 by and among Hollywood Park, Inc., a Delaware corporation ("Landlord"), and Century Gaming Management, Inc., a California corporation ("Tenant").

                                   RECITALS

     A. Landlord and Tenant have entered into that certain Lease and Agreement, dated as of September 10, 1999 (the "Lease"), pursuant to which Tenant will lease the Premises from Landlord and assume operation of the Casino Business. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease.

     B. In connection with Tenant's operation of the Casino Business pursuant to the Lease, Landlord has agreed to transfer certain gaming assets, working capital, assets and rights, and Tenant has agreed to assume certain liabilities, all as set forth in the Lease.

     C. This Assignment is being executed and delivered in order to effect said transfer and assumption, as provided in the Lease.

     NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. Assignment. Landlord hereby transfers, conveys and delivers to Tenant the assets comprising the Gaming Assets and Liabilities and Working Capital and assigns to Tenant the Assigned Contracts.

     2. Assumption. Tenant, in consideration of the assignment, hereby assumes and agrees to pay, perform and discharge when due the Assumed Liabilities, including the liabilities included in the Gaming Assets and Liabilities and Working Capital.

     3. Further Assurances. Landlord agrees that it will, at Tenant's request at any time and from time to time after the date hereof and without further consideration, do, execute, acknowledge and deliver or will cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and other instruments and assurances as may be considered by Tenant to be necessary or proper to better effect the transfer, conveyance and delivery of the Gaming Assets and Liabilities, Working Capital and Assigned Contracts to Tenant, or to aid and assist in collecting and reducing to the possession of Tenant, any and all of such assets.

     4. Construction. This Assignment, being further documentation of a portion of the transfers and assignments provided for in and by the Lease, neither supersedes, amends, or modifies any of the terms or provisions of the Lease nor does it expand upon or limit the rights, obligations or warranties of the parties under the Lease. In the event of a conflict or ambiguity between the provisions of this Assignment and the Lease, the provisions of the Lease will be controlling.

     5. Governing Law. The rights and obligations of the parties under this Assignment will be construed under and governed by the internal laws of the State of California (regardless of its or any other jurisdiction's conflict-of-law provisions).

     6. Counterparts. This Assignment may be executed in one or more counterparts and by facsimile, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first written above.


HOLLYWOOD PARK, INC.,                        CENTURY GAMING MANAGEMENT, INC.,
a Delaware corporation                       a California corporation



By:  __________________________              By:  ______________________________
     G. Michael Finnigan                          Leo Chu
Its: Authorized Signatory                    Its: President

                                   EXHIBIT G
                                   ---------

                               LICENSE AGREEMENT

     This LICENSE AGREEMENT ("Agreement") is made and entered into this 10th day of September, 1999, by and between HOLLYWOOD PARK, INC., a Delaware corporation ("Licensor"), and CENTURY GAMING MANAGEMENT, INC., a California corporation ("Licensee"), with reference to the following facts:

     A. Pursuant to that certain Asset Purchase Agreement between Licensor and Churchill Downs, Incorporated ("CDI"), dated as of May 5, 1999 (the "Asset Purchase Agreement"), Licensor has agreed to sell to CDI certain real and personal property, tangible and intangible, used by Licensor in the operation of the Hollywood Park Racetrack and the Hollywood Park-Casino, including certain intellectual property rights referred to herein as the "Core Hollywood Park Marks" and described more specifically below.

     B. Upon the consummation of such sale, CDI and Licensor have agreed to enter into (i) a lease (the "CDI Lease") under which Licensor or a sublessee of Licensor shall continue to operate the casino business under the Hollywood Park-Casino name on a portion of the real property purchased by CDI, and (ii) a license agreement (the "CDI License") pursuant to which CDI shall grant to Licensor certain rights to use the Hollywood Park Marks (as defined therein).

     C. Pursuant to that certain Lease and Agreement between Licensor and Licensee, dated as of September 10, 1999 ("Lease and Agreement"), Licensee has agreed to assume operation of the Hollywood-Park Casino on the terms and conditions thereof.

     D. In connection with the Lease and Agreement, Licensee desires to obtain and Licensor wishes to grant to Licensee an exclusive license to use the Hollywood Park Marks (as defined herein) in connection with Casino Operations (as defined herein) on the leased property and a non-exclusive license to use the Hollywood Park Marks in connection with all Ancillary Goods and Services (as defined herein).

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises set forth herein, the parties hereby agree as follows:

1.   Definitions. As used in this Agreement, the following terms, whether in
     -----------
singular or plural form, shall have the following meanings. Any capitalized terms used in this Agreement, but not defined in this Section 1 shall have the meanings ascribed to them elsewhere in this Agreement or in the Lease and Agreement, as applicable.

     1.1 "Ancillary Goods and Services" shall mean all goods and services related to the Casino Operations or the enhancement or promotion thereof, including without limitation the provision of guest services to Hollywood Park-Casino patrons and potential patrons; the publication of books and magazines related to gaming; and all merchandising efforts, such as the sale of branded clothing, jewelry, playing cards, dice, drinking glasses, toys and souvenirs, provided such merchandise is either (a) offered for sale at the Hollywood Park-Casino or Crystal Park, (b) sold to existing Hollywood Park-Casino patrons or (c) provided for free or at a substantial discount in connection with the promotion of the Casino Business.

     1.2 "Casino Operations" shall mean the ownership and operation of the Hollywood Park-Casino, including without limitation the marketing, sale, distribution and provision of all the goods and services customarily attendant to the operation of a full-service California card club and casino, and any other use of the property permitted under the Lease and Agreement. For the avoidance of doubt, "Casino Operations" include, among other things, casino and gaming services, as well as restaurant, bar, nightclub, cashier and gift shop services if offered at the Hollywood Park-Casino.

     1.3  "Casino Site" shall have the meaning ascribed to it in Section 2.6.

     1.4 "Core Hollywood Park Marks" shall mean the marks identified on Attachment A.
-------------

     1.5  "Corporate Name" shall have the meaning ascribed to it in Section 3.

     1.6 "Existing Site" shall mean the Internet site located at the URL "www.hollywoodpark.com."

     1.7 "New Hollywood Park Marks" shall mean any proposed Hollywood Park Mark approved by Licensor pursuant to Section 2.4.

     1.8  "Offensive Proceedings" shall have the meaning ascribed to it in
Section 6.

     1.9  "Term" shall have the meaning ascribed to it in Section 7.

     1.10 "Hollywood Park Marks" shall mean the Core Hollywood Park Marks and New Hollywood Park Marks, collectively.

2.   Grant of Licenses.
     -----------------

     The parties hereby acknowledge that the grant of licenses hereunder shall not preclude or otherwise restrain Licensor from selling certain intellectual property rights to CDI as contemplated by the Asset Purchase Agreement.

     2.1  Casino Operations. Licensor hereby grants to Licensee for the duration
          -----------------
of the Term an exclusive, royalty-free, world-wide license to use the Hollywood Park Marks in connection with Casino Operations. For the avoidance of doubt, unless Licensor specifically authorizes such use pursuant to Section 2.4, Licensee may not use the mark "Hollywood Park" apart from the mark "Hollywood Park-Casino" or other Core Hollywood Park Marks identified on Attachment A.
                                                              ------------

     2.2  Ancillary Uses. Licensor hereby grants to Licensee for the duration of
          --------------
the Term a non-exclusive, royalty-free, world-wide license to use the Hollywood Park Marks upon and in connection with Ancillary Goods and Services.

     2.3  Right to Sublicense.  Subject to all the terms and conditions of this
          -------------------
Agreement, Licensee may sublicense any of the rights granted herein to third parties in connection with the ordinary course of Casino Operations, providing Ancillary Goods and Services, or advertising, marketing, merchandising and promoting the Casino Business, including, for example, without limitation the right to use the Hollywood Park Marks in the manufacture of merchandise to be sold at the Hollywood Park-Casino.

     2.4  Proposed Hollywood Park Marks.  Licensee shall not use any proposed
          -----------------------------
additional Hollywood Park Mark except to the extent it is approved as provided in this Section 2.4. From the Commencement Date until commencement of the CDI License, Licensee shall inform Licensor of any proposed additional Hollywood Park Mark Licensee desires to use in connection with Casino Operations or Ancillary Goods and Services. Licensor shall approve or reject, in writing, the proposed use of the proposed Hollywood Park Mark within fifteen (15) days of such notice from Licensee. Licensor shall not unreasonably withhold or delay its approval of the use of any such proposed Hollywood Park Mark and failure by Licensor to respond within fifteen (15) days shall be deemed approval by Licensor of the proposed Hollywood Park Mark for the proposed use. From and after commencement of the CDI License, Licensee's use of proposed Hollywood Park Marks shall be subject, in addition to Licensor's approval, to the approval required under the CDI License. In furtherance of the foregoing, during the term of the CDI License, Licensor shall, upon its approval of the use of any proposed Hollywood Park Marks, seek the approval required under the CDI License in accordance with the terms thereof.

     2.5  Existing Obligations.  Notwithstanding anything to the contrary in the
          --------------------
foregoing, all rights granted to Licensee in this Agreement shall be subject to the terms and conditions of any and all existing licenses and other obligations related to the Hollywood Park Marks as of the Commencement Date. Such existing licenses and obligations include but are not limited to those listed and attached hereto as Attachment B.
                   ------------

     2.6  Web Site.
          --------

          2.6.1  Interim Sharing Period. Until the earlier of (a) the date
                 ----------------------
Licensee registers a domain name and establishes an alternate Internet site for the Casino Business ("Casino Site") and (b) three months from the Commencement Date, Licensor and Licensee shall share the Existing Site, with Licensor controlling the relative amount of space devoted to Racetrack operations on the Existing Site as of the Commencement Date and Licensee controlling the relative amount of space devoted to the Casino Business on the Existing Site as of the Commencement Date. Each party may, however, expand their respective portions of the Existing Site without restriction, provided that each party bears any additional development, hosting and other fees associated with its expansion of the Existing Site. The parties shall split equally any routine maintenance fees and other expenses equally applicable to both Licensor's and Licensee's portion of the Existing Site. All expenses associated with the Existing Site shall otherwise be prorated between the parties in accord with each party's relative amount of space on the Existing Site. Licensor and Licensee shall cooperate fully with each other and any developer or outside consultant engaged to maintain the Existing Site to ensure that the Existing Site continues to operate as a seamless, integrated whole.

          2.6.2  Establishment of Casino Site. So long as the Casino Site and
                 ----------------------------
Existing Site are both operational and Licensee (or a subtenant of Licensee approved by Licensor in accordance with the terms of the Lease and Agreement) continues to operate the Casino Business under the Hollywood Park-Casino name,
(a) Licensee may, free of charge, place, and Licensor shall take all action necessary to cause to be placed, on the home page of the Existing Site a hyperlink, which, if selected, will automatically point the end user's browser to the Casino Site, and (b) Licensor may, free of charge, place, and Licensee shall take all action necessary to cause to be placed, on the home page of the Casino Site a hyperlink, which, if selected, will automatically point the end user's browser to the Existing Site. Any links hereunder shall be placed prominently in the initially visible screen space on the home page of the site containing such link. Each party may from time to time update (x) its icon representing the hyperlink to its site, subject to the other party's reasonable design requirements, and (y) the URL information for its site, and the other party shall promptly incorporate such updated information into the link on its site.

          2.6.3  Notice on the Existing Site. The parties shall consult with
                 ---------------------------
each other to determine if their respective Internet sites should contain a statement explaining the relationship of Licensor and Licensee to users of the Existing Site.

     2.7  Effect of CDI License. Upon consummation of the transactions
          ---------------------
contemplated by the Asset Purchase Agreement and the agreements related thereto, including the CDI License, this Agreement shall automatically become subject and subordinate to the CDI License. Except as otherwise provided in this Agreement, Licensee assumes and agrees to perform Licensor's obligations under the CDI License, including without limitation the obligations set forth in Section 2.6 of the CDI License with respect to the Hollywood Park web sites, during the Term. Licensee agrees to be bound by and comply with all of the terms and conditions of the CDI License and shall not commit or suffer any act or omission that will violate any of the provisions of the CDI License.

3.   Rights Retained.  Subject to the other terms and conditions of this
     ---------------
Agreement, as between Licensor and Licensee, Licensor is otherwise free to use and license the mark "Hollywood Park" in its discretion. Without limiting the generality of the foregoing, until the earlier of the date (i) Licensor, in its sole discretion, formally changes its corporate name and (ii) eighteen (18) months after consummation of the transactions contemplated by the Asset Purchase Agreement, Licensor may continue to use its corporate name, "Hollywood Park, Inc." (the "Corporate Name"), to identify itself in all agreements, instruments, corporate documents, press releases, company publications, letter head, business cards, marketing materials and other materials of any sort and otherwise make customary use of the Corporate Name in the ordinary course of Licensor's business, whether or not such use is related to Casino Operations.

4.   Reservation of Rights.  Licensee acknowledges and agrees that (i) the
     ---------------------
Hollywood Park Marks and all goodwill associated therewith are and shall remain the sole property of Licensor, (ii) nothing in this Agreement shall convey to Licensee any right of ownership in the Hollywood Park Marks, (iii) Licensee shall not in any manner take any action that would impair the value of, or goodwill associated with, such marks, and (iv) all rights not expressly granted to Licensee are reserved to Licensor. Licensee acknowledges and agrees that all use of Hollywood Park Marks by Licensee shall inure to the benefit of Licensor.

5.   Quality Control.
     ---------------

     5.1  Quality Standard. The parties acknowledge and agree that it is
          ----------------
necessary for Licensor to maintain uniform standards governing the quality of goods and services offered under its trademarks. Accordingly, Licensee agrees that the goods and services it offers under the Hollywood Park Marks shall have a standard quality equivalent to the quality of comparable goods and services offered by Licensee as of the Commencement Date, subject to reasonable variations resulting from business, legal and technical requirements.

     5.2  Inspection. Licensee shall, upon Licensor's reasonable request, (i)
          ----------
make available for Licensor's inspection samples of the goods, marketing materials, packaging and any other materials bearing the Hollywood Park Marks pursuant to the licenses granted herein and (ii) permit Licensor to inspect Licensee's operation upon reasonable notice and at mutually convenient times.

     5.3  Rejection. If at any time any of the goods or services sold, provided
          ---------
or marketed under the Hollywood Park Marks do not meet the quality standard set forth in Section 5.1 as reasonably determined by Licensor, Licensor shall have the right to require Licensee to discontinue the use of the applicable Hollywood Park Mark in connection with the sale or provision of such good or service upon written notice, unless modifications satisfactory to Licensor are made within forty-five (45) days after Licensor's written notice of disapproval.

     5.4  Compliance with Laws. Licensee shall comply with all applicable laws
          --------------------
and regulations and obtain all appropriate government approvals pertaining to the sale, distribution and advertising of the goods and services under the Hollywood Park Marks.

6.   Infringement Proceedings.  Each party agrees to notify the other party of
     ------------------------
any unauthorized use of the Hollywood Park Marks by third parties promptly as such use shall come to such notifying party's attention. Licensor shall initially have the sole right and discretion to bring proceedings alleging infringement of Hollywood Park Marks, passing off, trademark dilution, unfair competition and other claims related to the Hollywood Park Marks against such third parties ("Offensive Proceedings") and to defend proceedings brought or threatened against Licensor or Licensee based on use of Hollywood Park Marks. Licensee shall take such steps as Licensor may reasonably request, at Licensor's expense, to assist Licensor in protecting Licensor's rights in the Hollywood Park Marks. In the event that Licensor notifies Licensee that Licensor elects not to prosecute an Offensive Proceeding, Licensee may, subject to Licensor's approval, not to be unreasonably withheld, bring such proceeding, with all reasonable expenses incurred in connection therewith to be borne by Licensee. Licensor shall cooperate fully in any such proceeding brought by Licensee.

7.   Term.  This Agreement shall commence on the Commencement Date and continue
     ----
in force and effect until the earlier of (i) expiration or earlier termination of the Lease and Agreement or (ii) termination of the CDI License (the "Term").

8.   Cooperation. Licensee agrees to provide Licensor with reasonable assistance
     -----------
as Licensor may require in the procurement of any protection of Licensor's rights to the Hollywood Park Marks. Licensee shall cause to appear on all written materials on or in connection with which the Hollywood Park Marks are used such proprietary notices as Licensor may reasonably request.

9.   Termination.
     -----------

     9.1 If Licensee breaches any of the material provisions herein, Licensor shall have the right to terminate this Agreement upon forty-five (45) days written notice, provided that Licensee fails to cure such violation during the forty-five (45) day period.

     9.2 If Licensee files a petition in bankruptcy or is adjudicated a bankrupt or if a petition in bankruptcy is filed against Licensee or if it becomes insolvent, or makes an assignment for the benefit of its creditors or an arrangement pursuant to any bankruptcy law, or if Licensee discontinues all of its business to which this Agreement relates, or if a receiver is appointed for it or its business, this Agreement shall automatically terminate without notice of any type. In the event this Agreement is so terminated, Licensee, its receivers, representatives, trustees, agents, administrators, successors, or assigns shall have no right to sell, exploit, or in any way deal with or in any of the Hollywood Park Marks.

     9.3 Termination of this Agreement under the provisions of this Section 9 shall be without prejudice to any rights that Licensor may otherwise have against Licensee.

     9.4 Upon termination of this Agreement, Licensee agrees (i) to discontinue all use of the Hollywood Park Marks and any mark confusingly similar thereto,
(ii) to cooperate with Licensor or its appointed agent to apply to the appropriate authorities to cancel recordation of this Agreement with all applicable governmental authorities, (iii) to destroy or sell off all printed and other materials bearing the Hollywood Park Marks, and (iv) to cooperate generally with Licensor to ensure that all rights in the Hollywood Park Marks and the goodwill connected therewith shall remain the property of Licensor.

10.  Miscellaneous
     -------------

     10.1  Indemnification.  Licensee hereby indemnifies and agrees to defend
           ---------------
and hold harmless forever Licensor and its agents, representatives, successors and assigns from and against any and all claims, demands, losses, costs, expenses and liabilities of any kind (including reasonable attorneys' fees) arising out of Licensee's exercise of the rights granted by Licensor hereunder. Licensor hereby indemnifies and agrees to defend and hold harmless forever Licensee and its agents, representatives, successors and assigns from and against any and all claims, demands, losses, costs, expenses and liabilities of any kind (including reasonable attorneys' fees) arising out of the breach of this Agreement by Licensor.

     10.2  No Joint Venture. Nothing contained herein shall be construed to
           ----------------
place the parties in the relationship of partners or joint venturers or principal and agent or employer and employee, and no party shall have the power to obligate or bind the other party in any manner whatsoever.

     10.3  Remedies. The parties recognize the unique and special nature and
           --------
value of the use of the Hollywood Park Marks and agree that it is extremely difficult and impractical to ascertain the extent of the detriment to Licensor which would be caused in the event of any use of the Hollywood Park Marks contrary to the terms of this Agreement. The parties further acknowledge that Licensor will have no adequate remedy at law in the event Licensee uses the Hollywood Park Marks in any way not permitted hereunder, and that Licensor shall be entitled to equitable relief by way of temporary and permanent injunction, and such other and further relief at law or equity as any arbitrator or court of competent jurisdiction may deem just and proper, in addition to any and all other remedies provided for herein.

     10.4  Waivers.  Either party may, by written notice to the other party, (i)
           -------
extend the time for the performance of any of the obligations or other actions of the other party under this Agreement, (ii) waive compliance with any of the conditions or covenants of the other contained in this Agreement, or (iii) waive performance of any of the obligations of the other under this Agreement. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder, (i) no waiver or extension of time will be effective unless expressly contained in a writing signed by the waiving party, and (ii) no alteration, modification, or impairment will be implied by reason of any previous waiver, extension of time, or delay or omission in exercise of rights or other indulgence.

     10.5  Amendments, Supplements. This Agreement may be amended or
           -----------------------
supplemented at any time by the mutual written consent of the parties.

     10.6  Incorporation by Reference. Attachment A and Attachment B attached
           --------------------------  ------------     ------------
hereto are hereby incorporated by reference and made a part hereof.

     10.7  Entire Agreement.  This Agreement and the documents incorporated by
           ----------------
reference constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof. No representation, warranty, promise, inducement or statement of intention has been made by either party that is not embodied in this Agreement or such other documents, and neither party shall be bound by, or be liable for, any alleged representation, warranty, promise, inducement or statement of intention not embodied herein or therein.

     10.8  Binding Effect, Benefits. This Agreement shall inure to the benefit
           ------------------------
of and be binding upon the parties hereto and their respective permitted successors, sublicensees and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and their respective permitted successors, sublicensees and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     10.9  Assignability.  Licensor may freely assign this Agreement.  Except as
           -------------
expressly provided in Section 2.3, Licensee may not assign this Agreement or its rights hereunder without the prior written consent of Licensor.

     10.10  Notices. All notices under this Agreement shall be in writing and
            -------
shall be delivered by personal service or telegram, telecopy or certified mail (if such service is not available, then by first class mail), postage prepaid, or overnight courier to such address as may be designated from time to time by the relevant party, and which will initially be as set forth below. All notices shall be deemed given when received. No objection may be made to the manner of delivery of any notice actually received in writing by an authorized agent of a party. Notices shall be addressed as follows or to such other address as the party to whom the same is directed will have specified in conformity with the foregoing:

               If to Licensee:

               Century Gaming Management, Inc.
               3883 West Century Boulevard
               Inglewood, CA 90303
               Attention: Mr. Leo Chu

               If to Licensor:

               Hollywood Park, Inc.
               330 North Brand Avenue
               Suite 1100
               Glendale CA 91203
               Attention:  General Counsel

     10.11  Governing Law; Jurisdiction.  This Agreement has been negotiated and
            ---------------------------
entered into in the State of California, and all questions with respect to the Agreement and the rights and liabilities of the parties hereunder will be governed by the laws of that state, regardless of the choice of laws provisions of California or any other jurisdiction. Any and all disputes between the parties that may arise pursuant to this Agreement will be heard and determined before an appropriate federal or state court located in Los Angeles, California. The parties hereto acknowledge that such courts have the jurisdiction to interpret and enforce the provisions of this Agreement and the parties waive any and all objections that they may have as to jurisdiction or venue in any of the above courts.

     10.12  Costs and Attorneys' Fees. In any dispute between the parties
            -------------------------
concerning any provision of this Agreement or the rights and duties of any person under it, the party prevailing in any such dispute will be entitled, in addition to such other relief as may be granted, to the reasonable attorneys' fees and court and arbitration costs incurred by reason of such arbitration or litigation of such dispute. For purposes of this Section 10.12, the prevailing party is the party that most closely obtains the relief it sought, whether or not the suit or other legal proceeding is settled or carried out to its conclusion.

     10.13  Rules of Construction.
            ---------------------

            10.13.1  Headings. The section headings in this Agreement are
                     --------
inserted only as a matter of convenience, and in no way define, limit, extend or interpret the scope of this Agreement or of any particular section.

          10.13.2  Tense and Case. Throughout this Agreement, as the context may
                   --------------
require, references to any word used in one tense or case shall include all other appropriate tenses or cases.

          10.13.3  Severability. If any term or provision of this Agreement or
                   ------------
the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable (other than provisions going to the essence of this Agreement), the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

          10.13.4  Agreement Negotiated. The parties hereto are sophisticated
                   --------------------
and have been represented by lawyers who have carefully negotiated the provisions of this Agreement. As a consequence, the parties do not believe the presumption of California Civil Code Section 1654 and similar laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied in this case and therefore waive its effects.

     10.14  Counterparts.  This Agreement may be executed in two or more
            ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

11.  Limitation on Licensor's Participation.  Notwithstanding any other
     --------------------------------------
provision in this Agreement, Licensor shall not have the right to in any way participate, and shall not in any way participate, in the operation or ownership of Licensee's gambling establishment or operation. Pursuant to this Section 11, Licensor shall expressly state, in any document which transfers, assigns or conveys any of its rights, title or interest to this Agreement, that no assignee or transferee shall have the right to participate, or shall participate, in the ownership or operation of Licensee's gambling establishment or operation.

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first above written.

LICENSOR:                          HOLLYWOOD PARK, INC.


                                   By:  __________________________
                                        R.D. Hubbard
                                   Its: Chairman of the Board and Chief
                                        Executive Officer


LICENSEE:                          CENTURY GAMING MANAGEMENT, INC.


                                   By:  __________________________
                                        Leo Chu
                                   Its: President

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